                          THE SARATOGA ADVANTAGE TRUST
                               SEMI ANNUAL REPORT
                             AS OF FEBRUARY 28, 2002


                                 CLASS I SHARES




                                TABLE OF CONTENTS




       President's Letter............................................  Page 1

       Investment Review.............................................  Page 3

       Schedules of Investments......................................  Page 10

       Statements of Assets and Liabilities..........................  Page 29

       Statements of Operations......................................  Page 30

       Statements of Changes in Net Assets...........................  Page 31

       Notes to Financial Statements.................................  Page 33

       Financial  Highlights.........................................  Page 38

       Privacy Notice................................................  Page 42








         THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
            AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

                              TRUSTEES AND OFFICERS



  Bruce E. Ventimiglia                       Trustee, Chairman, President & CEO
  Patrick H. McCollough                      Trustee
  Udo W. Koopmann                            Trustee
  Floyd E. Seal                              Trustee
  Stephen Ventimiglia                        Vice President & Secretary
  William P. Marra                           Treasurer & Chief Financial Officer
  Mary A. Nelson                             Assistant Treasurer
  Karen Jacoppo-Wood                         Assistant Secretary




  INVESTMENT MANAGER                        DISTRIBUTOR

  Saratoga Capital Management               Funds Distributor Inc.
  1501 Franklin Avenue                      60 State Street, Suite 1300
  Mineola, NY 11501-4803                    Boston, MA 02109


  TRANSFER AND SHAREHOLDER SERVICING AGENT  CUSTODIAN

  State Street Bank and Trust Company       State Street Bank and Trust Company
  P.O. Box 8514                             P.O. Box 351
  Boston, MA  02266                         Boston, MA  02101

                          THE SARATOGA ADVANTAGE TRUST

                       Semi-Annual Report to Shareholders




April 17, 2002


Dear Shareholder:

We are pleased to provide you with this semi-annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the "Trust"). This report covers the six months from September 1, 2001 through February 28, 2002.


     CHASING THE "HOT DOT" (THE IN VOGUE INVESTMENT) CAN POTENTIALLY HURT INVESTORS' RETURNS. BE DISCIPLINED AND PATIENT WITH YOUR INVESTMENT STRATEGY.

Many stocks have started to rebound from their post September 11, 2001 lows. It is very important for investors, with the help of their investment professionals, to establish sensible investment strategies that, amongst other things, consider their risk tolerances, income needs, and investment time horizons. It is also very important for investors to be disciplined and patient with their investment strategies.

Here's what can happen when investors are NOT disciplined and patient. A Dalbar Inc. "Quantitative Analysis of Investor Behavior" study discovered the following: from 1984 through 2000, the average equity mutual fund investor realized an annual return of only 5.32% per year, versus 16.29% for the Standard & Poor's 500 stock index during the same time period. How could this have happened? A good indication of how a great deal of this might have occurred is revealed by another discovery Dalbar made: investors on average held mutual funds for only two and a half years. This suggests that many mutual fund investors are not disciplined and patient, but instead chase "hot" mutual funds.

The Leuthold Group, a Minneapolis based research organization, found this to be the case through their examination of net cash flows into and out of technology funds. The Leuthold Group report stated that the flows are "a vivid example of fund investors plunging into what has been hot...just as the game is ending." According to the Leuthold analysis, "The buying peaked in March 2000, when 85% of all net fund inflows were directed into tech funds. In the first quarter of 2000, as tech was peaking out, 66% of mutual fund net inflows went into tech-specific and tech-oriented aggressive funds." When investors chase "hot" investments they can get burned!

             SUCCESSFUL INVESTING REQUIRES DISCIPLINE AND PATIENCE.

Try to stay focused on your long-term investment goals. Don't let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust's portfolios are managed by some of the world's leading institutional investment advisory firms. Combining the strength of the Trust's performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

Following you will find specific information on the investment strategy and performance of each of the Trust's portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the portfolios.

We remain dedicated to serving your investment needs. Thank you for investing with us.


Best wishes,




Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York

Objective: Seeks total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, are believed to be undervalued in the market and offer above-average price appreciation potential.

                                    Large Capitalization
        Total Aggregate                     Value
     Return for the Period                Portfolio          Morningstar Large
    Ended February 28, 2002               (Class I)           Value Average(1)
---------------------------------   --------------------    --------------------

  9/1/94 (inception) - 2/28/02*            11.92%                 12.01%

        3/1/01 - 2/28/02                  -11.09%                 -5.27%

        9/1/01 - 2/28/02                   -7.59%                 -1.55%

*Annualized performance for periods greater than one year

The stock market declined in the six months ended February 28, 2002, as investor concerns about corporate earnings and accounting practices overshadowed an improving economic outlook late in the period. The five stocks that contributed most to the Portfolio's performance over the last six months were: Sun Microsystems (network computing), Alcan (aluminum), Dell (computers), American Home Products (healthcare) and Gillette (consumer products). We sold Sun Microsystems and Dell over the last six months, taking profits.

Telecommunications services provider WorldCom was the biggest detractor from performance. Although long-distance telecom service pricing has not improved as rapidly as we had expected, WorldCom is showing solid progress. The company turned free cash flow-positive in the 2001 fourth quarter, two quarters ahead of Wall Street forecasts. Other detractors included: J.P. Morgan Chase (banking), Sprint (telecommunications services), CVS (pharmacies) and Kroger (supermarkets).

We seek to generate excellent long-term performance and control risk by investing in undervalued stocks. Our largest purchase was pharmaceutical company Bristol-Myers Squibb. The current year is shaping up as a transition period for much of the pharmaceutical industry, with the prospect of relatively flat profits leading to better results in 2003. Bristol-Myers' stock price has been weak, creating what we consider to be a buy opportunity. We bought Boeing (aircraft and aerospace) because of the company's outlook for strong growth in free cash flow. Other new positions included financial services companies Principal Financial Group and Unumprovident, and energy companies Apache Corp., Kerr-McGee and Phillips Petroleum.

1. The Morningstar Large Value Average, as of February 28, 2002, consisted of 864 mutual funds comprised of large market capitalization stocks with the lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

     Past performance is not predictive of future performance.

                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, have faster earnings growth potential than the Standard & Poor's 500.

                                       Large Capitalization
          Total Aggregate                     Growth
       Return for the Period                 Portfolio        Morningstar Large
      Ended February 28, 2002                (Class I)        Growth Average(1)
-----------------------------------    --------------------   ------------------

   9/1/94 (inception) - 2/28/02*               9.00%                11.01%

         3/1/01 - 2/28/02                    -19.07%               -18.54%

         9/1/01 - 2/28/02                     -2.11%                -4.29%

*Annualized performance for periods greater than one year

Over the last year, as manufacturing experienced one of its severest declines in decades, the consumer hardly missed a beat. Consumer spending was buoyed by a host of stimuli, including lower energy costs, attractive financing incentives, tax stimulus and the ability to liquefy much of the recent increases in home values via record turnover of existing homes and large volumes of cash-out refinancing. As a result, despite a war, rising unemployment and slowing wage growth, consumption never faltered.

The manufacturing sector is also showing signs of renewed vigor. Preliminary estimates for Industrial Production, based on order data during the first quarter, are for growth to move back to 6-8% in 2002. This follows a close to 6% decline for all of last year. For this sector of the economy, something like a "V" shaped recovery seems to be in store. As manufacturing rebounds, jobs should be created and incomes should grow. This should provide a solid underpinning for continued growth in the economy as the impacts from consumer stimuli diminish later in the year.

Many stock prices have rebounded strongly since the events of September. That period likely marked not only the bottom of economic activity, but also the beginning of a new bull market in stocks. Enron's failure temporarily slowed the market's advance. As the market determines the true level of earnings for more companies, confidence should increase and the bull market should resume. We are excited about the prospects for the market and the economy, and are convinced that the companies in the Saratoga Advantage Trust Large Capitalization Growth Portfolio are well positioned to profit from this environment.

1. The Morningstar Large Growth Average, as of February 28, 2002, consisted of 1,020 mutual funds comprised of large market capitalization stocks with the highest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

     Past performance is not predictive of future performance.

                         SMALL CAPITALIZATION PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey

Objective: Seeks maximum capital appreciation by investing in a diversified portfolio of the common stocks of small capitalization companies.

                                          Small
         Total Aggregate              Capitalization
      Return for the Period             Portfolio          Morningstar Small
     Ended February 28, 2002            (Class I)            Blend Average(1)
----------------------------------  ------------------    ---------------------

  9/1/94 (inception) - 2/28/02*          10.59%                 12.57%

        3/1/01 - 2/28/02                  6.20%                  6.04%

        9/1/01 - 2/28/02                  2.41%                  1.64%


*Annualized performance for periods greater than one year

Investors will remember 2001 as the year our country was attacked for the second time in a century and the economy plunged into recession as consumer confidence faltered. We are pleased to report that Fox's disciplined investment process enabled the Saratoga Advantage Trust Small Capitalization Portfolio to post solid positive returns over the last six and twelve months (+2.41% and +6.20%, respectively), versus the small-cap Russell 2000 Index (+0.9% and +0.3%, respectively). However, since the equity markets look to the future and not to the past, we envision an improved environment for coming periods.

The well-balanced nature of your diversified Portfolio served us well as the market's September 11th related swoon reversed in the last few months of 2001. As evidence of an economic recovery in the U.S. mounts, we are encouraged in that smaller companies tend to have greater relative exposure to the U.S. economy than do their larger counterparts. Moreover, in an environment of questionable accounting practices and increased financial statement scrutiny, the less-complex nature of smaller companies combined with their "cleaner" balance sheets should bode well for small-cap stocks. Most importantly, valuations of smaller companies continue to be at a discount to large-cap companies.

Indeed, history (while not guaranteeing the future) suggests that small-cap stocks will lead the current market out of recession as they have following the last three recessions. In the meantime, we continue to seek undervalued stocks whose businesses are in the midst of a secular uptrend. As signs of a U.S. economic recovery continue to emerge, we believe that the quality of our holdings and their reasonable valuations will serve your Portfolio well in coming periods.

1. The Morningstar Small Blend Average, as of February 28, 2002, consisted of 256 mutual funds comprised of small market capitalization stocks that fall between the highest and lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

     Past performance is not predictive of future performance.

                         INTERNATIONAL EQUITY PORTFOLIO
                                   Advised by:
                            Friends Ivory & Sime plc
                               Edinburgh, Scotland

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of the securities of companies domiciled outside of the United States.

                                         International
          Total Aggregate                    Equity           Morgan Stanley
       Return for the Period               Portfolio            EAFE Index
      Ended February 28, 2002              (Class I)          (U.S. Dollars)(1)
-----------------------------------    -----------------    --------------------

   9/1/94 (inception) - 2/28/02*             -0.68%                1.61%

         3/1/01 - 2/28/02                   -25.98%              -18.98%

         9/1/01 - 2/28/02                   -10.77%               -8.33%

*Annualized performance for periods greater than one year

Global equity markets faced a difficult period over the last six months. The general sell-off in the Technology, Media and Telecommunication sectors continued, as corporate earnings were downgraded and profit results continued to disappoint. The tragic attacks on the World Trade Center on September 11th came at a fragile moment, as fears of a sharp economic slowdown caused the major stock markets to weaken sharply. Immediately following the attacks sectors that were perceived to be directly affected by the terrorist events - insurers, airlines and hotel operators - were sold down the most sharply. However, sentiment improved later in the year, as a continuation of aggressive global interest rate cuts buoyed investors hopes of a U.S. led economic recovery in 2002. As we progressed into the New Year, encouraging economic data underlined the positive sentiment. Subsequent gains were led by technology stocks and cyclical areas - those perceived to be the greatest beneficiaries of any economic recovery. Asia-Pacific markets were the best performers over the period, recouping some of their long-run relative underperformance. In contrast, Japanese stocks were the key losers, adversely affected by the bleak domestic economic backdrop.

At the end of February 2002, the regional weightings of the Portfolio were as follows: 54.1% in Continental Europe, 23.5% in the U.K., 15.9% in Japan and 6.5% in the Asia-Pacific regions.


1. The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends. The Gross Domestic Product (GDP) version of the index is used above.

     Past performance is not predictive of future performance.

                        INVESTMENT QUALITY BOND PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey

Objective: Seeks current income and reasonable stability of principal through investment in a diversified portfolio of high quality, actively managed fixed income securities.

                                      Investment Quality          Lipper
          Total Aggregate                    Bond           Short-Intermediate
       Return for the Period               Portfolio         Investment Grade
      Ended February 28, 2002              (Class I)         Debt Funds Index(1)
------------------------------------  --------------------  --------------------

   9/1/94 (inception) - 2/28/02*             6.03%                 6.56%

         3/1/01 - 2/28/02                    6.69%                 6.60%

         9/1/01 - 2/28/02                    2.88%                 2.32%

*Annualized performance for periods greater than one year

The Saratoga Advantage Trust Investment Quality Bond Portfolio seeks to provide income by investing primarily in investment grade bonds with maturities between two and ten years. Due to the historically large yield advantage of Government Agency and Corporate bonds over Treasuries, Corporate and Government Agency securities currently comprise approximately 89% of the Portfolio at this time. In the 12 months ended February 28, 2002, the Portfolio distributed dividends of $0.51 per share.

The fixed income markets experienced a turbulent first quarter, 2002 as investors appeared to have become increasingly convinced that an economic recovery was unfolding and that the next action from the Federal Reserve would be to tighten monetary policy by raising short-term interest rates. Fox will continue to focus on those instruments that offer improving credit quality and liquidity. Due to the challenge of trying to preserve principal in the current volatile market environment, Fox is maintaining a moderate investment posture with an average maturity of 7.5 years and an average duration of 3.09 years in the Portfolio.

Other Portfolio statistics as of February 28, 2002 are as follows: Average weighted yield-to-maturity was 4.9%, average weighted coupon was 6.9% and the average Moody's Rating was A1 with 28 fixed income issues held.

1. The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Investors may not invest directly in the Index.

     Past performance is not predictive of future performance.

                            MUNICIPAL BOND PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York

Objective: Seeks a high level of interest income exempt from federal income taxation consistent with prudent investment management and the preservation of capital.

         Total Aggregate                                       Lipper General
      Return for the Period            Municipal Bond          Municipal Debt
     Ended February 28, 2002         Portfolio (Class I)       Funds Index(1)
----------------------------------   --------------------    -------------------

  9/1/94 (inception) - 2/28/02*             5.29%                   6.04%

        3/1/01 - 2/28/02                    5.11%                   5.77%

        9/1/01 - 2/28/02                    1.08%                   0.87%


*Annualized performance for periods greater than one year


After eleven Federal Reserve easings during 2001 and bond yields falling throughout the year, recent signs of economic recovery have reversed the good fortunes of the bond market and, during the past month, yields have begun to rise. The 10-year Treasury yield has risen nearly one percentage point over the past six months while 10-year municipal yields have risen nearly one-half of a percentage point over the same period. Though inflation is still quite tepid, the perceptible improvement in the housing, manufacturing and retail sectors has sent yields higher. Furthermore, there are indications that some foreign economies have also begun to improve. Despite the recent weakness in the bond market, demand for municipal securities continues to be strong as favorable demographics in the form of baby boomers saving for retirement has supported the municipal market.

In the Portfolio, we continue to favor very high quality insured municipal bonds which accounts for the 76% weighting in AAA municipals. We continue to invest in the steepest part of the yield curve which encompasses 15 to 20 year maturities. The average maturity of the Portfolio is 18 years. As in the past, we have focused on the sectors that we deem undervalued. Currently, 47% of the Portfolio is invested in healthcare and housing bonds.

Though yields may continue to rise, we believe that demographics which favor savers, continuing tame inflation, and a volatile stock market will be supportive of the bond market. In particular, we believe that municipal bonds still provide compelling after tax value versus taxable fixed income securities.

1. The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Investors may not invest directly in the Index.

     Past performance is not predictive of future performance.

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                   Advised by:
                           Sterling Capital Management
                            Charlotte, North Carolina

Objective: Seeks maximum current income, consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities issued by the United States Government, its agencies and instrumentalities and related repurchase agreements.

                                    U.S. Government Money      90 Day T-Bills
              7-Day                   Market Portfolio        Average Discount
         Compound Yield                   (Class I)                Yield
---------------------------------   ---------------------   --------------------

             2/28/02                        1.59%                  1.73%

         Total Aggregate            U.S. Government Money   Lipper U.S. Treasury
      Return for the Period           Market Portfolio             Money
     Ended February 28, 2002              (Class I)            Market Index(1)
---------------------------------   ---------------------   --------------------

  9/1/94 (inception) - 2/28/02*             4.45%                  4.64%

        3/1/01 - 2/28/02                    2.90%                  2.84%

        9/1/01 - 2/28/02                    1.08%                  0.96%

*Annualized performance for periods greater than one year

By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share.

The Portfolio was invested primarily in U.S. Government Agency notes as of February 28, 2002. The average dollar-weighted Portfolio maturity was 83 days compared with a maximum allowable maturity of 90 days. During the last six months, the average dollar-weighted maturity was 79 days.

In the last six months the Federal Reserve lowered rates by two percentage points. Recently, however, Fed Chairman Greenspan has indicated that an economic recovery is now underway. Sterling believes that short-term rates will be higher over the next six months and is shortening the average maturity of the Portfolio to benefit from rising rates.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1. The Lipper U.S. Treasury Money Market Funds Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

     Past performance is not predictive of future results.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO


         SHARES                                                                                           VALUE
-------------------------                                                                          --------------------
                                 COMMON STOCKS  (97.07%):
                                 AEROSPACE & DEFENSE  (1.19%):
                  21,200         Boeing Company                                                 $              974,352
                                                                                                   --------------------

                                 BANKING  (7.01%):
                  87,507         FleetBoston Financial Corp.                                                 2,920,994
                  96,200         J.P. Morgan Chase & Co.                                                     2,813,860
                                                                                                   --------------------
                                                                                                             5,734,854
                                                                                                   --------------------

                                 BROADCAST SERVICES AND PROGRAMMING  (2.35%):
                  41,300         Clear Channel Communications, Inc. (a)                                      1,925,406
                                                                                                   --------------------


                                 COMPUTER HARDWARE  (1.49%):
                 112,000         EMC Corp. (a)                                                               1,220,800
                                                                                                   --------------------

                                 COMPUTER SOFTWARE  (0.92%):
                  12,950         Microsoft Corp. (a)                                                           755,503
                                                                                                   --------------------

                                 COSMETIC/TOILETRIES  (1.54%):
                  36,900         Gillette Co.                                                                1,261,611
                                                                                                   --------------------

                                 DRUGS/MEDICAL PRODUCTS  (2.07%):
                  36,100         Bristol Myers Squibb Company                                                1,696,700
                                                                                                   --------------------

                                 ELECTRIC - INTEGRATED  (0.44%):
                  17,000         Nisource, Inc.                                                                356,830
                                                                                                   --------------------

                                 FINANCIAL SERVICES  (20.59%):
                  59,000         Citigroup, Inc.                                                             2,669,760
                  86,100         Federal Home Loan Mortgage Corp.                                            5,488,033
                  11,200         Federal National Mortgage Association                                         876,400
                  51,500         Household International, Inc.                                               2,652,260
                  15,600         Morgan Stanley Dean Witter & Co.                                              766,272
                  93,660         Wells Fargo & Co.                                                           4,392,674
                                                                                                   --------------------
                                                                                                            16,845,399
                                                                                                   --------------------

                                 INSURANCE  (6.47%):
                  25,200         IMS Health, Inc. (a)                                                          504,000
                  69,700         John Hancock Financial Services, Inc.                                       2,677,187
                  47,100         Principal Financial Group                                                   1,147,356
                  34,100         Unumprovident Corp. (a)                                                       965,712
                                                                                                   --------------------
                                                                                                             5,294,255
                                                                                                   --------------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO


         SHARES                                                                                           VALUE
-------------------------                                                                          --------------------
                                       MEDIA/BROADCASTING  (1.48%):
                  46,200               EchoStar Communications Corp. (a)                         $            1,206,744
                                                                                                    --------------------

                                       METAL - ALUMINUM  (3.67%):
                  74,000               Alcan Aluminum, Ltd.                                                   2,999,970
                                                                                                    --------------------

                                       MULTIMEDIA  (0.88%):
                  29,000               AOL Time Warner, Inc. (a)                                                719,200
                                                                                                    --------------------

                                       NETWORKING PRODUCTS  (0.72%):
                  41,000               Cisco Systems, Inc. (a)                                                  585,070
                                                                                                    --------------------

                                       OIL AND GAS DRILLING  (1.43%):
                  41,800               Transocean Sedco Forex, Inc.                                           1,170,818
                                                                                                    --------------------

                                       OIL AND GAS EXPLORATION SERVICES (2.56%):
                  21,600               Anadarko Petroleum Corp.                                               1,125,360
                  18,300               Apache Corp. (a)                                                         965,325
                                                                                                    --------------------
                                                                                                              2,090,685
                                                                                                    --------------------

                                       OIL/GAS  (5.33%):
                  22,759               Chevrontexaco Corp.                                                    1,921,770
                  39,400               Halliburton Co.                                                          648,524
                  16,100               Kerr-Mcgee Corp. (a)                                                     890,169
                  15,200               Phillips Petroleum Co. (a)                                               898,472
                                                                                                    --------------------
                                                                                                              4,358,935
                                                                                                    --------------------

                                       PHARMACEUTICALS  (2.38%):
                  12,500               American Home Products Corp.                                             794,375
                  33,500               Schering-Plough Corp.                                                  1,155,415
                                                                                                    --------------------
                                                                                                              1,949,790
                                                                                                    --------------------

                                       PIPELINES  (3.07%):
                  64,200               El Paso Corp.                                                          2,508,936
                                                                                                    --------------------

                                       POWER/UTILITY  (7.61%):
                  57,400               Duke Energy Corp.                                                      2,026,220
                  85,200               Exelon Corp.                                                           4,198,667
                                                                                                    --------------------
                                                                                                              6,224,887
                                                                                                    --------------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO


         SHARES                                                                                           VALUE
-------------------------                                                                          --------------------
                                       RETAIL  (13.07%):
                 105,700               CVS Corp.                                                 $            2,887,734
                  49,000               Dollar General Corp.                                                     722,750
                  69,400               Gap, Inc.                                                                830,718
                  96,400               Kroger Co. (a)                                                         2,135,260
                  22,900               Mattel, Inc.                                                             433,955
                 140,900               McDonalds Corp.                                                        3,677,490
                                                                                                    --------------------
                                                                                                             10,687,907
                                                                                                    --------------------


                                       SATELLITE TELECOMMUNICATIONS (1.40%):
                  77,900               General Motors Corp. - Class H (a)                                     1,149,025
                                                                                                    --------------------

                                       TELECOMMUNICATIONS  (8.35%):
                  41,100               SBC Communications, Inc.                                               1,555,224
                  95,300               Sprint Corp.                                                           1,342,777
                  21,600               Verizon Communications, Inc.                                           1,010,880
                 381,000               WorldCom, Inc. (a)                                                     2,865,120
                   7,640               Worldcom, Inc. - MCI Group (a)                                            52,640
                                                                                                    --------------------
                                                                                                              6,826,641
                                                                                                    --------------------

                                       WASTE DISPOSAL  (1.05%):
                  32,500               Waste Management, Inc.                                                   855,075
                                                                                                    --------------------

                                                                                                    --------------------
Total Common Stocks (Cost $82,490,849)                                                           $           79,399,393
                                                                                                    --------------------

       PRINCIPAL
         AMOUNT
-------------------------

                      SHORT-TERM GOVERNMENT NOTES - (2.96%)
$    2,425,000        Federal Home Loan Bank, 1.80% due 3/1/02                                                2,424,879
                                                                                                    --------------------

                                                                                                    --------------------
Total Short-Term Government Notes (Cost $2,424,879)                                              $            2,424,879
                                                                                                    --------------------


Total Investments (Cost $84,915,849)                 100.03%                                     $           81,824,272
                                                                                                    --------------------
Liabilities in Excess of Other Assets                (0.03)%                                                   (27,881)
                                                                                                    --------------------
NET ASSETS                                           100.00%                                     $           81,796,391
                                               ==============                                       ====================



(a) Non-income producing securities.
See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                            COMMON STOCKS  (98.52%):
                            ADVERTISING  (2.66%):
             19,000         Omnicom Group                                                   $        1,777,260
                                                                                               ----------------

                            BIOMEDICAL  (2.12%):
             30,000         Genentech, Inc. (a)                                                      1,416,000
                                                                                               ----------------

                            COMPUTER HARDWARE  (3.93%):
             65,000         EMC Corp. (a)                                                              708,500
            100,000         Sun Microsystems, Inc. (a)                                                 851,000
             30,000         Veritas Software Corp. (a)                                               1,064,700
                                                                                               ----------------
                                                                                                     2,624,200
                                                                                               ----------------

                            COMPUTER SOFTWARE  (8.02%):
             40,000         Microsoft Corp. (a)                                                      2,333,600
             90,000         Oracle Corp. (a)                                                         1,495,800
             55,000         Siebel Systems, Inc. (a)                                                 1,526,800
                                                                                               ----------------
                                                                                                     5,356,200
                                                                                               ----------------

                            DATA PROCESSING SERVICES  (1.89%):
             24,000         Automatic Data Processing, Inc. (a)                                      1,265,040
                                                                                               ----------------

                            ELECTRONICS  (6.68%):
            105,000         Intel Corp. (a)                                                          2,997,750
             50,000         Texas Instruments, Inc.                                                  1,467,500
                                                                                               ----------------
                                                                                                     4,465,250
                                                                                               ----------------

                            FINANCIAL SERVICES  (10.79%):
            112,500         Charles Schwab Corp.                                                     1,467,000
             45,000         Citigroup, Inc.                                                          2,036,250
             27,000         Goldman Sachs Group, Inc.                                                2,185,380
             30,000         State Street Corp.                                                       1,521,000
                                                                                               ----------------
                                                                                                     7,209,630
                                                                                               ----------------

                            INSURANCE  (6.20%):
             26,000         American International Group, Inc.                                       1,923,220
             21,000         Marsh & McLennan Companies, Inc.                                         2,216,550
                                                                                               ----------------
                                                                                                     4,139,770
                                                                                               ----------------

                            MANUFACTURING  (8.63%):
            102,000         General Electric Co.                                                     3,927,000
             25,000         Illinois Tool Works, Inc.                                                1,839,000
                                                                                               ----------------
                                                                                                     5,766,000
                                                                                               ----------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                            MINING  (2.29%):
             13,000         Minnesota Mining & Manufacturing Co.                            $        1,533,090
                                                                                               ----------------


                            MULTIMEDIA  (4.11%):
             45,000         AOL Time Warner, Inc. (a)                                                1,116,000
             35,000         Viacom, Inc.  Class B (a)                                                1,629,250
                                                                                               ----------------
                                                                                                     2,745,250
                                                                                               ----------------

                            NETWORKING PRODUCTS  (3.31%):
            155,000         Cisco Systems, Inc. (a)                                                  2,211,850
                                                                                               ----------------

                            OIL/GAS  (1.55%):
             25,000         Exxon Mobil Corp.                                                        1,032,500
                                                                                               ----------------

                            PHARMACEUTICALS  (16.79%):
             27,000         American Home Products Corp.                                             1,715,850
             22,000         GlaxoSmithKline PLC, ADR                                                 1,076,900
             30,000         Johnson & Johnson                                                        1,827,000
             90,000         Pfizer, Inc.                                                             3,686,400
             37,000         Pharmacia Corp.                                                          1,518,850
             40,000         Schering-Plough Corp.                                                    1,379,600
                                                                                               ----------------
                                                                                                    11,204,600
                                                                                               ----------------

                            RETAIL  (9.98%):
             37,000         Costco Wholesale Corp. (a)                                               1,526,620
             35,000         Home Depot, Inc.                                                         1,750,000
             30,000         Wal-Mart Stores, Inc.                                                    1,860,300
             38,000         Walgreen Co.                                                             1,529,120
                                                                                               ----------------
                                                                                                     6,666,040
                                                                                               ----------------
                            SEMICONDUCTOR  (6.25%):
             45,000         Applied Materials, Inc. (a)                                              1,956,150
             28,000         Broadcom Corp. (a)                                                         858,200
             32,000         Novellus Systems, Inc. (a)                                               1,362,880
                                                                                               ----------------
                                                                                                     4,177,230
                                                                                               ----------------

                            SHIPPING/TRANSPORTATION  (2.73%):
             31,000         United Parcel Service, Inc., Class B                                     1,827,140
                                                                                               ----------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                            TELECOMMUNICATIONS EQUIPMENT & PRODUCTS (0.62%):
             85,000         JDS Uniphase Corp. (a)                                         $           412,250
                                                                                              -----------------

                                                                                              -----------------
Total Common Stocks (Cost $65,976,119)                                                     $        65,829,300
                                                                                              -----------------


Total Investments (Cost $65,976,119)             98.52%                                    $        65,829,300
                                                                                              -----------------
Other Assets in Excess of Liabilities             1.48%                                                988,086
                                                                                              -----------------
NET ASSETS                                      100.00%                                    $        66,817,386
                                            ============                                      =================



(a) Non-income producing securities.

See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                                 COMMON STOCKS  (100.25%)
                                 AUTOMOTIVE EQUIPMENT & MANUFACTURING (3.11%)
                24,000           Borg Warner, Inc.                                            $           1,443,600
                                                                                                 -------------------

                                 BIOTECHNOLOGY  (1.87%)
                21,000           Cambrex Corp.                                                              869,190
                                                                                                 -------------------

                                 CHEMICALS  (2.98%)
                83,000           RPM, Inc.                                                                1,386,100
                                                                                                 -------------------

                                 CONSTRUCTION  (5.94%)
                32,300           Granite Construction, Inc.                                                 695,419
                20,000           Insituform Technologies - Class A (a)                                      494,000
                38,000           Lafarge Corp.                                                            1,570,920
                                                                                                 -------------------
                                                                                                          2,760,339
                                                                                                 -------------------

                                 CONTAINERS & PACKAGING  (2.76%)
                37,000           AptarGroup, Inc.                                                         1,280,200
                                                                                                 -------------------

                                 DIVERSIFIED MANUFACTURING  (3.93%)
                37,000           Teleflex, Inc.                                                           1,827,060
                                                                                                 -------------------

                                 ELECTRICAL PRODUCTS  (8.20%)
                60,000           Baldor Electric Co.                                                      1,275,000
                66,000           Belden, Inc.                                                             1,394,580
                98,000           Cable Design Technologies Corp. (b)                                      1,136,800
                                                                                                 -------------------
                                                                                                          3,806,380
                                                                                                 -------------------

                                 ELECTRONIC COMPONENTS  (6.04%)
                72,000           Bel Fuse Inc., Class B                                                   1,653,120
                30,000           Excel Technology, Inc. (a)                                                 501,000
                30,000           Technitrol, Inc.                                                           653,400
                                                                                                 -------------------
                                                                                                          2,807,520
                                                                                                 -------------------

                                 ENERGY & UTILITIES  (5.52%)
                53,000           NUI Corp.                                                                1,203,630
                61,000           Questar Corp.                                                            1,362,130
                                                                                                 -------------------
                                                                                                          2,565,760
                                                                                                 -------------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                                 HOUSEHOLD PRODUCTS  (6.29%)
                60,000           Church & Dwight Co., Inc.                                   $           1,854,000
                32,000           Libbey, Inc.                                                            1,068,800
                                                                                                -------------------
                                                                                                         2,922,800
                                                                                                -------------------

                                 INSURANCE - LIFE & HEALTH  (2.88%)
                43,000           Protective Life Corp.                                                   1,335,580
                                                                                                -------------------

                                 MACHINERY  (0.67%)
                 8,000           Kennametal, Inc.                                                          309,120
                                                                                                -------------------

                                 MANUFACTURING  (4.06%)
                54,000           Clarcor, Inc.                                                           1,518,480
                41,000           Wolverine Tube, Inc. (a)                                                  369,000
                                                                                                -------------------
                                                                                                         1,887,480
                                                                                                -------------------

                                 MEDICAL PRODUCTS  (6.21%)
                52,500           Dentsply International, Inc.                                            1,741,425
                28,000           PolyMedica, Corp. (a)                                                     594,720
                19,000           West Pharmaceutical Services, Inc.                                        550,050
                                                                                                -------------------
                                                                                                         2,886,195
                                                                                                -------------------

                                 OIL/GAS  (9.11%)
                29,000           Newfield Exploration Co. (a)                                            1,052,410
                43,000           Piedmont Natural Gas Co., Inc.                                          1,376,430
                52,000           Vintage Petroleum, Inc.                                                   546,000
                66,500           XTO Energy, Inc.                                                        1,252,860
                                                                                                -------------------
                                                                                                         4,227,700
                                                                                                -------------------

                                 REAL ESTATE INVESTMENT TRUSTS  (1.04%)
                15,400           Mack-Cali Realty Corp.                                                    484,330
                                                                                                -------------------

                                 RESTAURANTS  (6.72%)
                36,150           Applebee's International, Inc.                                          1,304,292
                51,000           Outback Steakhouse, Inc. (a)                                            1,818,660
                                                                                                -------------------
                                                                                                         3,122,952
                                                                                                -------------------

                                 RETAIL  (10.26%)
                73,000           Claire's Stores, Inc.                                                   1,384,080
                19,000           Footstar, Inc. (a)                                                        528,200
               115,000           ShopKo Stores, Inc. (a)                                                 1,621,500
                47,200           Supervalu, Inc.                                                         1,224,840
                                                                                                -------------------
                                                                                                         4,758,620
                                                                                                -------------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                                 SCIENTIFIC & TECHNICAL INSTRUMENTS (1.78%)
                33,000           Veeco Instruments, Inc. (a)                                 $             825,330
                                                                                                -------------------

                                 SEMICONDUCTOR INDUSTRY  (3.58%)
                39,000           Actel Corp. (a)                                                           699,270
                37,600           ATMI, Inc. (a)                                                            963,312
                                                                                                -------------------
                                                                                                         1,662,582
                                                                                                -------------------

                                 TECHNOLOGY  (1.86%)
                40,000           LTX Corp. (a)                                                             864,000
                                                                                                -------------------

                                 TRUCKING  (5.44%)
                65,000           Arkansas Best Corp. (a)                                                 1,743,300
                21,000           Roadway Express, Inc.                                                     785,400
                                                                                                -------------------
                                                                                                         2,528,700
                                                                                                -------------------

                                                                                                -------------------
Total Common Stocks (Cost $43,686,270)                                                       $          46,561,538
                                                                                                -------------------

      PRINCIPAL
        AMOUNT                                                                                        VALUE
-----------------------                                                                         -------------------

                                 REPURCHASE AGREEMENTS  (2.00%)
         $     929,000           State Street Bank & Trust Company, at 6.50%,                $             929,000
                                                                                                -------------------
                                 purchased on 2/28/02, due 3/1/02 with a maturity
                                 value of $929,017 (collateralized fully by various
                                 U.S. Government Agency Obligations)

                                                                                                -------------------
Total Repurchase Agreements (Cost $929,000)                                                  $             929,000
                                                                                                -------------------



Total Investments (Cost $44,615,270)                            102.25%                      $          47,490,538
                                                                                                -------------------
Liabilities in Excess of Other Assets                           (2.25)%                                (1,042,496)
                                                                                                -------------------
NET ASSETS                                                      100.00%                      $          46,448,042
                                                        ================                        ===================



(a) Non-income producing securities.

See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                               COMMON STOCKS  (101.78%):
                               AUSTRALIA  (2.73%):

                               BANKING  (2.73%):
              9,890            Australia & New Zealand Banking Group, Ltd., ADR                  $         470,764
                                                                                                    ---------------

                               FINLAND  (3.93%):

                               TELECOMMUNICATIONS  (3.93%):
             31,840            Nokia Corp., Sponsored ADR                                                  676,673
                                                                                                    ---------------

                               FRANCE  (15.27%):

                               COMMUNICATIONS & MEDIA  (3.51%):
             15,583            Vivendi Universal SA, ADR                                                   604,929
                                                                                                    ---------------

                               INSURANCE-MULTI-LINE  (1.90%):
             17,800            AXA,  ADR                                                                   328,232
                                                                                                    ---------------

                               OIL & GAS  (3.15%):
              7,385            TOTAL Fina Elf S.A.,  ADR                                                   543,167
                                                                                                    ---------------

                               PHARMACEUTICALS  (6.71%):
             15,600            Aventis, ADR                                                              1,156,740
                                                                                                    ---------------

                                                                                                    ---------------
                                                                                                         2,633,068
                                                                                                    ---------------
                               GERMANY  (11.00%):

                               BANKING  (2.15%):
              6,310            Deutsche Banc AG, ADR                                                       371,280
                                                                                                    ---------------

                               COMPUTER SOFTWARE: (2.87%)
             14,494            SAP AG,  ADR                                                                495,260
                                                                                                    ---------------

                               DIVERSIFIED MANUFACTURING OPERATIONS  (3.24%):
              9,445            Siemens AG, ADR (b)                                                         557,986
                                                                                                    ---------------

                               INSURANCE  (2.74%):
             21,092            Allianz AG, ADR                                                             472,153
                                                                                                    ---------------

                                                                                                    ---------------
                                                                                                         1,896,679
                                                                                                    ---------------
                               HONG KONG  (3.07%):

                               CLOSED END FUNDS  (3.07%):
             61,000            iShares MSCI Hong Kong                                                      528,870
                                                                                                    ---------------

                               JAPAN  (16.14%):

                               AUDIO/VIDEO PRODUCTS  (1.44%):
              5,376            Sony Corp., ADR                                                             248,371
                                                                                                    ---------------

                               AUTOMOBILES & TRUCKS  (1.24%):
              4,157            Toyota Motor Corp., ADR                                                     213,878
                                                                                                    ---------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                              BANKING & FINANCE  (1.58%):
            44,545            Mitsubishi Tokyo Financial Group, Inc. ADR                         $         272,170
                                                                                                    ---------------

                              COSMETICS/TOILETRIES  (2.23%):
             2,047            Kao Corp., ADR                                                               384,697
                                                                                                    ---------------

                              FINANCE  (1.66%):
             7,554            Orix Corp.,  ADR                                                             286,297
                                                                                                    ---------------

                              IDENTIFICATION SYS/DEV  (1.60%):
             3,101            Secom Co., Ltd.,  ADR                                                        275,747
                                                                                                    ---------------

                              OFFICE EQUIPMENT  (2.47%):
            12,282            Canon, Inc.,  ADR                                                            425,448
                                                                                                    ---------------

                              RETAIL  (1.97%):
            11,040            Seven-Eleven Japan Ltd.,  ADR                                                339,057
                                                                                                    ---------------

                              SOFTWARE & COMPUTER SERVICES  (0.69%):
             5,396            Trend Micro, Inc., ADR                                                       118,712
                                                                                                    ---------------

                              TELECOMMUNICATIONS  (1.26%):
            13,578            Nippon Telegraph and Telephone Corp., ADR                                    217,384
                                                                                                    ---------------

                                                                                                    ---------------
                                                                                                         2,781,761
                                                                                                    ---------------

                              NETHERLANDS  (8.60%):

                              ELECTRONICS  (2.39%):
            15,874            Koninklijke Philips Electronics NV                                           412,089
                                                                                                    ---------------

                              MULTI-MEDIA  (4.42%):
            25,750            VNU NV,  ADR                                                                 761,737
                                                                                                    ---------------

                              TRANSPORT - AIR FREIGHT  (1.79%):
            15,164            TPG NV, ADR                                                                  308,739
                                                                                                    ---------------

                                                                                                    ---------------
                                                                                                         1,482,565
                                                                                                    ---------------
                              SPAIN  (8.65%):

                              BANKING  (5.22%):
            43,250            Banco Bilbao Vizcaya Argentari, ADR                                          503,431
            49,587            Banco Santander Central Hispano Americano, ADR                               396,200
                                                                                                    ---------------
                                                                                                           899,631
                                                                                                    ---------------

                              TELECOMMUNICATIONS  (3.43%):
            16,841            Telefonica, ADR (a)                                                          590,958
                                                                                                    ---------------
                                                                                                         1,490,589
                                                                                                    ---------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                              SWITZERLAND  (7.67%):

                              FOOD PRODUCTS  (5.15%):
            16,078            Nestle, ADR                                                        $         887,903
                                                                                                    ---------------

                              HUMAN SERVICES  (2.52%):
            29,000            Adecco, ADR                                                                  434,939
                                                                                                    ---------------

                                                                                                    ---------------
                                                                                                         1,322,842
                                                                                                    ---------------

                              TAIWAN  (0.78%):

                              SEMICONDUCTORS  (0.78%):
             8,310            Taiwan Semiconductor Manufacturing Co. Ltd. ADR                              135,038
                                                                                                    ---------------

                              UNITED KINGDOM  (23.94%):

                              BANKING  (4.06%):
             5,800            Barclays PLC, ADR                                                            700,060
                                                                                                    ---------------

                              BEVERAGES  (2.64%):
             9,560            Diageo PLC - ADR                                                             454,601
                                                                                                    ---------------

                              FINANCIAL SERVICES  (3.52%):
            10,830            HSBC Holdings PLC, ADR                                                       607,130
                                                                                                    ---------------

                              MULTI-MEDIA  (0.94%):
             3,670            Reuters Group PLC, ADR                                                       161,700
                                                                                                    ---------------

                              OIL & GAS  (4.08%):
            16,832            Shell Transport & Trading Co., ADR                                           703,409
                                                                                                    ---------------

                              PHARMACEUTICALS  (4.16%):
            14,638            GlaxoSmithKline PLC, ADR                                                     716,530
                                                                                                    ---------------

                              TELECOMMUNICATIONS  (4.54%):
            41,320            Vodafone Group PLC, ADR                                                      785,079
                                                                                                    ---------------

                                                                                                    ---------------
                                                                                                         4,128,509
                                                                                                    ---------------

                                                                                                    ---------------
Total Common Stocks (Cost $22,699,816)                                                           $      17,547,358
                                                                                                    ---------------


Total Investments (Cost $22,699,816)                             101.78%                         $      17,547,358
                                                                                                    ---------------
Liabilities in Excess of Other Assets                            (1.78)%                                 (307,670)
                                                                                                    ---------------
NET ASSETS                                                       100.00%                         $      17,239,688
                                                        =================                           ===============


SUMMARY OF ABBREVIATIONS:
(a) - Non-incoming producing securities.
ADR - American Depository Receipt

See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO


     PRINCIPAL
      AMOUNT                                                                                                   VALUE
--------------------                                                                                    --------------------
                              ASSET BACKED SECURITIES  (1.68%):
        $   477,683           Residential Asset Securities Corp.,                                      $          483,377
                                                                                                          ----------------
                              Series 1999-KS2, Class A14, 6.80%, 10/25/23

                                                                                                          ----------------
                              Total Asset Backed Securities (Cost $484,848)                                       483,377
                                                                                                          ----------------

                              CORPORATE NOTES & BONDS  (63.05%):
                              AUTOMOTIVE  (5.21%):
          1,500,000           TRW, Inc., 6.05%, 1/15/05                                                         1,502,235
                                                                                                          ----------------

                              BANK, INSURANCE & FINANCE  (5.86%):
            623,724           PNC Mortgage Securities Corp., 6.75%, 10/25/28                                      635,806
          1,026,279           PNC Mortgage Securities Corp., 6.75%, 10/25/28                                    1,051,608
                                                                                                          ----------------
                                                                                                                1,687,414
                                                                                                          ----------------

                              CHEMICALS  (5.41%):
          1,500,000           ICI Wilmington, Inc., 6.95%, 9/15/04                                              1,558,470
                                                                                                          ----------------

                              ELECTRIC UTILITIES  (13.94%):
          1,000,000           Detroit Edison Co., 7.50%, 2/1/05                                                 1,071,819
          1,000,000           Jersey Central Power & Light, 6.38%, 5/1/03                                       1,020,920
            600,000           Public Service Electric & Gas Co., 5.63%, 6/1/03                                    632,028
            550,000           South Carolina Electric & Gas Co., 7.50%, 6/15/05                                   592,999
            700,000           Southern California Edison, 5.88%, 1/15/01                                          698,250
                                                                                                          ----------------
                                                                                                                4,016,016
                                                                                                          ----------------

                              ELECTRONIC COMPONENTS & SEMICONDUCTORS  (4.16%):
          1,200,000           Avnet, Inc.                                                                       1,199,064
                                                                                                          ----------------

                              ENERGY  (1.06%):
            300,000           Shell Oil Co., 6.70%,  8/15/02                                                      305,826
                                                                                                          ----------------

                              FINANCIAL SERVICES  (8.34%):
          1,000,000           Associates Corp. North America, 6.63%, 6/15/05                                    1,057,550
            203,948           Bellsouth Savings & Security Employee Stock Option Plan,                            212,302
                              MTN, Series A, 9.13%, 7/1/03
            122,107           Bellsouth Savings & Security Employee Stock Option Plan, MTN,                       127,504
                              Series A, 9.13%, 7/1/03
            750,000           BHP Finance USA, 7.88%, 12/1/02                                                     775,965
             39,963           Copelco Capital Funding Corp., Series 1999-B, Class A3,                              40,195
                              6.61%, 12/18/02
            183,843           Guaranteed Export Trust, 6.28%. , 6/15/04                                           189,351
                                                                                                          ----------------
                                                                                                                2,402,867
                                                                                                          ----------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO


     PRINCIPAL
      AMOUNT                                                                                                   VALUE
--------------------                                                                                    --------------------
                              FOREST & PAPER PRODUCTS  (5.31%):
       $  1,500,000           Scott Paper Co.                                                          $        1,530,420
                                                                                                          ----------------

                              MULTIMEDIA  (3.52%):
          1,000,000           Westinghouse Electric Corp., 8.38%, 6/15/02                                       1,015,480
                                                                                                          ----------------

                              OIL/GAS  (0.99%):
            275,000           Amoco Canada Co., 7.25%, 12/1/02                                                    284,111
                                                                                                          ----------------

                              PHARMACEUTICALS  (3.80%):
          1,000,000           American Home Products, 7.90%, 2/15/05                                            1,094,610
                                                                                                          ----------------

                              TECHNOLOGY  (3.60%):
          1,000,000           Lockheed Martin Corp., 6.75%, 3/15/03                                             1,036,170
                                                                                                          ----------------

                              TELECOMMUNICATIONS  (1.86%):
            500,000           Bell Atlantic West Virginia, 7.00%, 8/15/04                                         536,170
                                                                                                          ----------------

                                                                                                          ----------------
                              Total Corporate Bonds (Cost $17,818,178)                                         18,168,853
                                                                                                          ----------------

                              U.S. GOVERNMENT AGENCY MORTGAGES  (23.73%):
                              FANNIE MAE  (8.39%)
          2,300,000           6.00%, 5/15/08                                                                    2,417,875
                                                                                                          ----------------

                              FREDDIE MAC  (15.34%)
          1,000,000           5.13%, 10/15/08                                                                   1,000,620
          3,000,000           7.63%, 5/14/10, Series EA10                                                       3,418,590
                                                                                                          ----------------
                                                                                                                4,419,210
                                                                                                          ----------------

                                                                                                          ----------------
                              Total U.S. Government Agency Mortgages (Cost $6,476,983)                          6,837,085
                                                                                                          ----------------

                              U.S. TREASURY OBLIGATIONS  (9.90%):
                              U.S. TREASURY NOTE  (9.90%)
          2,700,000           5.63%, 5/15/08                                                                    2,852,712
                                                                                                          ----------------

                                                                                                          ----------------
                              Total U.S. Treasury Obligations (Cost $2,759,961)                                 2,852,712
                                                                                                          ----------------


Total Investments (Cost $27,539,970)                            98.36%                                 $       28,342,027
                                                                                                          ----------------
Other Assets in Excess of Liabilities                            1.64%                                            472,742
                                                       ================                                   ----------------
NET ASSETS                                                     100.00%                                 $       28,814,769
                                                       ================                                   ================


See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


   PRINCIPAL
     AMOUNT                                                                                                          VALUE
-----------------                                                                                               ----------------
                            MUNICIPAL BONDS (100.32%)

                            ARIZONA  (4.88%)

                            WATER/SEWER  (4.88%)
       $ 350,000            Sedona, Wastewater Municipal Property, Corporate Excise Tax Revenue,             $          335,787
                            4.75%, 7/1/27, Callable 7/1/08 @ 100, MBIA                                         ----------------

                            CALIFORNIA  (11.68%)

                            HOUSING  (4.90%)
         330,000            State Housing Financing Agency, Revenue, Single Family Mortgage                             337,219
                                                                                                                ----------------
                            Purchase Amount, Series A, Class I, 5.30%, 8/1/18,
                            Callable 2/1/08 @ 101.50, FHA

                            PUBLIC FACILITIES  (3.81%)
         250,000            State Public Works Board Lease Revenue, State University Projects,                          262,058
                                                                                                                ----------------
                            Series A, 5.38%, 10/1/17, Callable 10/1/06 @ 102

                            TURNPIKE/TOLL  (2.97%)
         200,000            Foothill/Eastern Corridor Agency, Toll Road Revenue, 5.75%, 1/15/40,                        204,370
                                                                                                                ----------------
                            Callable 1/15/10 @ 101

                                                                                                                ----------------
                                                                                                                        803,647
                                                                                                                ----------------

                            COLORADO  (6.21%)

                            HEALTH/HOSPITAL  (2.33%)
         150,000            Denver, City & County Revenue, Children's Hospital Association                              160,637
                                                                                                                ----------------
                            Project, 6.00%, 10/1/15, Callable 10/1/03 @ 102, FGIC

                            PUBLIC FACILITIES  (3.88%)
         250,000            Denver, City & County, Excise Tax Revenue, Colorado Convention                              266,820
                            Center Project, Series A, 5.50%, 9/1/17, Callable 3/1/11 @ 100, FSA                 ----------------

                                                                                                                ----------------
                                                                                                                        427,457
                                                                                                                ----------------

                            DISTRICT OF COLUMBIA  (3.37%)

                            PUBLIC FACILITIES  (3.37%)
         250,000            Washington, Convention Center Authority, Dedicated Tax Revenue,                             231,978
                            4.75%, 10/1/28, AMBAC                                                               ----------------

                            FLORIDA  (0.55%)

                            EDUCATION  (0.55%)
          35,000            Dade County School Board Certification Participation, Series A,                              37,965
                            5.75%, 5/1/12                                                                       ----------------

                            HAWAII  (5.06%)

                            GENERAL OBLIGATION  (5.06%)
         355,000            State, GO, Series CR, 4.75%, 4/1/18, Callable 4/1/08 @101                                   347,943
                                                                                                                ----------------

                            ILLINOIS  (5.07%)

                            HEALTH/HOSPITAL  (5.07%)
         350,000            State Health Facilities Authority Revenue, Northwestern Medical Facility                    349,188
                            Foundation, 5.00%, 11/15/18, Callable 5/15/08 @ 101                                 ----------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


   PRINCIPAL
     AMOUNT                                                                                                          VALUE
-----------------                                                                                               ----------------
                            KENTUCKY  (5.14%)

                            AIRPORT  (5.14%)
   $     350,000            Louisville & Jefferson County, Airport Authority, Airport System                 $          353,430
                            Revenue, Series A, 5.38%, 7/1/23, Callable 7/1/11 @ 101                             ----------------

                            LOUISIANA  (2.39%)

                            GENERAL OBLIGATION  (2.39%)
         150,000            New Orleans, GO, 6.13%, 10/1/16, Callable 10/1/05 @ 101, AMBAC                              164,526
                                                                                                                ----------------

                            MARYLAND  (4.68%)

                            WATER/SEWER  (4.68%)
         300,000            State Energy Funding Administration, Solid Waste Disposal,                                  322,239
                            LO Revenue, 6.30%, 12/1/10, Callable 12/1/06 @ 102                                  ----------------

                            MISSOURI  (0.37%)

                            HOUSING  (0.37%)
          25,000            State Housing Development Community Mortgage, Single Family Hous-                            25,529
                            ing Revenue, Series C, 6.90%, 7/1/18, Callable 1/1/02 @ 102, GNMA                   ----------------

                            NEBRASKA  (0.64%)

                            POWER/UTILITY  (0.64%)
          40,000            Omaha Public Power District, Electric Revenue, Series C, 5.50%, 2/1/14                       44,208
                                                                                                                ----------------

                            NEW HAMPSHIRE  (3.74%)

                            HEALTH/HOSPITAL  (3.74%)
         250,000            State Health & Education Facilities Authority Revenue, Dartmouth-                           257,408
                            Hitchcock Obligation Group, 5.50%, 8/1/27, Callable 8/1/12 @ 100                    ----------------

                            NORTH DAKOTA  (5.44%)

                            HOUSING  (5.44%)
         367,000            State Housing Financing Agency, Revenue, Housing Financing Program,                         374,347
                            Series C, 5.50%, 7/1/18, Callable 7/1/08 @ 102                                      ----------------

                            OHIO  (0.85%)

                            HEALTH/HOSPITAL  (0.85%)
          50,000            Lorain County, Hospital Revenue, Regional Medical Center, 7.75%,                             58,727
                            11/1/13, Callable 11/1/05 @ 102, AMBAC                                              ----------------

                            PENNSYLVANIA  (1.15%)

                            REVENUE  (1.15%)
          75,000            Philadelphia, Municipal Authority Revenue, Series A, 5.63%, 11/15/14,                        78,832
                            Callable 11/15/03 @ 102                                                             ----------------

                            PUERTO RICO  (1.07%)

                            POWER/UTILITY  (1.07%)
          65,000            Electric Power Authority, Revenue, Series X, 6.00%, 7/1/15,                                  73,557
                            Callable 7/1/05 @ 102                                                               ----------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


   PRINCIPAL
     AMOUNT                                                                                                          VALUE
-----------------                                                                                               ----------------
                            SOUTH CAROLINA  (8.76%)

                            HEALTH/HOSPITAL  (3.67%)
   $     250,000            Spartanburg County Health Services District, Inc., Hospital Revenue,             $          252,670
                            Series B, 5.13%, 4/15/17, Callable 4/15/07 @ 101, MBIA                              ----------------

                            POWER/UTILITY  (5.09%)
         350,000            Piedmont Municipal Power Agency Electric, Series A, 5.00%, 1/1/18,                          349,978
                            Callable 12/1/09 @100                                                               ----------------

                                                                                                                ----------------
                                                                                                                        602,648
                                                                                                                ----------------

                            TEXAS  (7.61%)

                            EDUCATION  (3.79%)
         250,000            Texas State University, System Revenue, 5.38%, 3/15/17,                                     260,682
                            Callable 3/15/10 @ 100, FSA                                                         ----------------

                            HOUSING  (3.08%)
         200,000            State Veterans Housing Assistance, GO, Series B, 5.75%, 12/1/13, FHA                        212,169
                                                                                                                ----------------

                            POWER/UTILITY  (0.74%)
          50,000            Brazos River Authority Revenue, 5.80%, 8/1/15, Callable 8/1/02 @ 100                         50,669
                                                                                                                ----------------

                                                                                                                ----------------
                                                                                                                        523,520
                                                                                                                ----------------

                            UTAH  (2.14%)

                            GENERAL OBLIGATION  (2.14%)
         150,000            Clearfield City, GO, 5.00%, 2/1/23, Callable 2/1/09 @ 100, MBIA                             147,510
                                                                                                                ----------------

                            VIRGINIA  (4.51%)

                            HOUSING  (4.51%)
         300,000            State Housing Development Authority, Revenue, Commonwealth                                  310,107
                            Mortgage, Series B, 5.40%, 1/1/15                                                   ----------------

                            WASHINGTON  (0.53%)

                            POWER/UTILITY  (0.53%)
          35,000            Seattle, Municipal Light & Power Revenue, Series A, 5.75%, 8/1/11                            36,334
                                                                                                                ----------------

                            WISCONSIN  (14.11%):

                            HEALTH/HOSPITAL  (10.18%):
         300,000            State Health & Educational Authority, Revenue, Aurora Health Care,                          297,660
                            Inc., 5.75%, 8/15/27, Callable 8/15/07 @ 102, MBIA

         400,000            State Health & Educational Facilities Authority, Revenue,                                   402,603
                            Waukesha Memorial Hospital, Series A, 5.25%, 8/15/19,                               ----------------
                            Callable 8/15/06 @ 102, AMBAC

                                                                                                                ----------------
                                                                                                                        700,263
                                                                                                                ----------------

                            HOUSING  (3.93%):
         260,000            State Housing & Economic Development Authority, Homeownership                               270,189
                            Revenue, Series F, 6.20%, 3/1/27, Callable 9/1/06 @ 102                             ----------------
                                                                                                                        970,452
                                                                                                                ----------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


   PRINCIPAL
     AMOUNT                                                                                                          VALUE
-----------------                                                                                               ----------------
                            WYOMING  (0.37%)

                            HOUSING  (0.37%)
  $       25,000            Community Development Authority Housing Revenue, Series 1,                       $           25,776
                            6.65%, 12/1/06, Callable 1/1/05 @ 102                                               ----------------

Total Municipal Bonds                                                                                        $        6,903,115
                                                                                                                ----------------


Total Investments (Cost $6,723,770)                               100.32%                                    $        6,903,115
                                                                                                                ----------------
Liabilities in Excess of Other Assets                             (0.32)%                                              (21,838)
                                                                                                                ----------------
NET ASSETS                                                        100.00%                                    $        6,881,277
                                                       ===================                                      ================


Summary of Abbreviations:
           AMBAC     Insured by AMBAC Indemnity Corporation
            FGIC     Insured by Financial Guaranty Insurance Corporation
             FHA     Federal Housing Administration
             FSA     Insured by Federal Security Assurance
            GNMA     Insured by Government National Mortgage Association
              GO     General Obligation
            MBIA     Insured by Municipal Bond Insurance Association
            PSFG     Permanent School Funding Guaranteed

See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO


    PRINCIPAL
      AMOUNT                                                                                                VALUE
-------------------                                                                                   ------------------
                              U.S. GOVERNMENT NOTES  (99.35%)
                              FEDERAL FARM CREDIT BANK  (5.34%)
      $  1,770,000            1.74%, 3/26/02                                                       $          1,767,861
                                                                                                      ------------------

                              FEDERAL HOME LOAN BANK  (9.56%)
         1,000,000            5.26%, 5/17/02                                                                  1,002,195
           105,000            1.60%, 5/23/02                                                                    104,613
         2,000,000            6.88%, 7/18/02                                                                  2,062,420
                                                                                                      ------------------
                                                                                                              3,169,228
                                                                                                      ------------------

                              FEDERAL HOME LOAN MORTGAGE DISCOUNT NOTES  (84.45%)
           385,000            1.70%, 3/5/02                                                                     384,927
         2,950,000            1.67%, 3/19/02                                                                  2,947,537
           255,000            3.74%, 3/22/02                                                                    254,444
           360,000            1.73%, 4/2/02                                                                     359,446
           450,000            1.71%, 4/3/02                                                                     449,295
         2,419,000            1.68%, 4/11/02                                                                  2,414,372
         1,070,000            1.71%, 4/12/02                                                                  1,067,865
            80,000            1.66%, 4/18/02                                                                     79,823
           870,000            1.66%, 4/18/02                                                                    867,970
         2,615,000            1.74%, 4/23/02                                                                  2,608,302
           560,000            1.74%, 4/24/02                                                                    558,538
         1,235,000            1.74%, 4/24/02                                                                  1,231,832
         1,655,000            1.71%, 4/26/02                                                                  1,650,598
           540,000            2.04%, 5/3/02                                                                     538,072
           175,000            1.73%, 5/8/02                                                                     174,428
           495,000            1.74%, 5/9/02                                                                     493,349
         1,000,000            5.50%, 5/15/02                                                                  1,002,568
         1,255,000            1.74%, 5/15/02                                                                  1,250,451
         4,430,000            1.74%, 5/22/02                                                                  4,412,442
         1,890,000            1.74%, 7/10/02                                                                  1,878,033
         2,000,000            6.63%, 8/15/02                                                                  2,057,960
         1,325,000            2.06%, 12/20/02                                                                 1,302,709
                                                                                                      ------------------
                                                                                                             27,984,961
                                                                                                      ------------------

                                                                                                      ------------------
                              Total U.S. Government Notes (Cost $32,922,050)                                 32,922,050
                                                                                                      ------------------

                              U.S. TREASURY BILLS  (0.86%)
           285,000            1.71%, 5/16/02                                                                    283,971
                                                                                                      ------------------

                                                                                                      ------------------
                              Total U.S. Treasury Bills (Cost $283,971)                                         283,971
                                                                                                      ------------------


Total Investments (Cost $33,206,021)                      100.21%                                  $         33,206,021
                                                                                                      ------------------
Liabilities in Excess of Other Assets                     (0.21)%                                              (69,054)
                                                                                                      ------------------
NET ASSETS                                                100.00%                                  $         33,136,967
                                                  ================                                    ==================


(a) Amortized cost for federal income tax and financial reporting purposes are the same.

See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                        ------------- ------------- -------------- -------------- -------------

                                           Large          Large                                    Investment
                                       Capitalization Capitalization    Small      International    Quality
                                            Value         Growth    Capitalization    Equity          Bond
                                          Portfolio      Portfolio     Portfolio     Portfolio      Portfolio
                                        ------------- ------------- -------------- -------------- -------------
Assets
    Investments, (including repurchase
    agreements of $0, $0, $929,000,
    $0, $0 $0, $0 respectively; note 1f),
    at value (cost - $84,915,849;
    $65,976,119;$44,615,270;
    $22,699.816; $27,539,970;
    $6,723,770; and $33,206,021,
    respectively; note 1a)               $81,824,272   $65,829,300    $47,490,538    $17,547,358   $28,342,027
  Cash                                           793       869,998            220              -             -
  Interest and dividends receivable          182,663        84,188         56,550         49,117       437,629
  Receivable for capital shares issued       205,262       108,200         54,385         27,046        82,920
  Prepaid expenses and other assets          210,632       118,407         63,244         84,569        69,231
                                        ------------- ------------- -------------- -------------- -------------
       Total Assets                       82,423,622    67,010,093     47,664,937     17,708,090    28,931,807
                                        ------------- ------------- -------------- -------------- -------------

Liabilities
  Payable to manager                          40,717        34,011         28,501         10,549        12,438
  Payable for investments purchased          386,747             -              -              -             -
  Payable for shares of beneficial
    interest redeemed                        187,645       148,406      1,181,804         41,158        46,385
  Administration fee payable                   8,436         7,059          4,842          1,813         1,923
  Other payables and accrued expenses          3,686         3,231          1,748        414,882        56,292
                                        ------------- ------------- -------------- -------------- -------------
       Total Liabilities                     627,231       192,707      1,216,895        468,402       117,038
                                        ------------- ------------- -------------- -------------- -------------

Net Assets
  Shares of beneficial interest at            50,272        45,201         41,875         21,260        27,590
    par value
  Paid-in-surplus                         88,831,092    76,398,050     44,316,611     25,823,233    27,748,722
  Accumulated undistributed net
    investment income (loss)                  23,077      (129,862)       (34,053)       (54,773)        1,895
  Accumulated net realized gain
    (losses) on investments               (4,016,473)   (9,349,184)      (751,659)    (3,397,574)      234,505
  Net unrealized appreciation
    (depreciation) on investments         (3,091,577)     (146,819)     2,875,268     (5,152,458)      802,057
                                        ------------- ------------- -------------- -------------- -------------
       Total Net Assets                  $81,796,391   $66,817,386    $46,448,042    $17,239,688   $28,814,769
                                        ============= ============= ============== ============== =============

Net Asset Value per Share
   Class I
   Net Assets                            $76,996,189   $62,729,341    $44,374,616    $16,309,947   $26,809,379
   Shares of beneficial interest
    outstanding                            4,725,281     4,235,503      3,994,911      2,008,211     2,566,924
                                        ------------- ------------- -------------- -------------- -------------
   Net asset value and offering price
    per Share                                 $16.29        $14.81         $11.11          $8.12        $10.44
                                        ============= ============= ============== ============== =============

Net Asset Value per Share
   Class B
   Net Assets                               $966,102      $791,840       $454,958       $186,647      $369,320
   Shares of beneficial interest
    outstanding                               60,788        55,191         42,353         23,604        35,381
                                        ------------- ------------- -------------- -------------- -------------
   Net asset value and offering price
    per Share                                 $15.90        $14.35         $10.74          $7.91        $10.44
                                        ============= ============= ============== ============== =============

Net Asset Value per Share
   Class C
   Net Assets                             $3,834,100    $3,296,205     $1,618,468       $743,094    $1,636,070
   Shares of beneficial interest
    outstanding                              241,133       229,272       $150,242         94,051       156,555
                                        ------------- ------------- -------------- -------------- -------------
   Net asset value and offering price
    per Share                                 $15.90        $14.38         $10.77          $7.90        $10.45
                                        ============= ============= ============== ============== =============


                                        ------------  --------------
                                                           U.S.
                                                        Government
                                          Municipal        Money
                                            Bond          Market
                                          Portfolio      Portfolio
                                        ------------  --------------
Assets
    Investments, (including repurchase
    agreements of $0, $0, $929,000,
    $0, $0 $0, $0 respectively; note 1f),
    at value (cost - $84,915,849;
    $65,976,119;$44,615,270;
    $22,699.816; $27,539,970;
    $6,723,770; and $33,206,021,
    respectively; note 1a)               $6,903,115     $33,206,021
  Cash                                            -           1,386
  Interest and dividends receivable          94,838          53,681
  Receivable for capital shares issued            -         234,762
  Prepaid expenses and other assets          34,356          71,880
                                        ------------  --------------
       Total Assets                       7,032,309      33,567,730
                                        ------------  --------------

Liabilities
  Payable to manager                          7,616          11,623
  Payable for investments purchased               -               -
  Payable for shares of beneficial
    interest redeemed                        14,768         407,369
  Administration fee payable                  4,565           7,626
  Other payables and accrued expenses       124,083           4,145
                                        ------------  --------------
       Total Liabilities                    151,032         430,763
                                        ------------  --------------

Net Assets
  Shares of beneficial interest at            6,543         112,612
    par value
  Paid-in-surplus                         6,689,327      33,019,617
  Accumulated undistributed net
    investment income (loss)                  1,897           1,318
  Accumulated net realized gain
    (losses) on investments                   4,165           3,420
  Net unrealized appreciation
    (depreciation) on investments           179,345               -
                                        ------------  --------------
       Total Net Assets                  $6,881,277     $33,136,967
                                        ============  ==============

Net Asset Value per Share
   Class I
   Net Assets                            $6,639,508     $31,912,165
   Shares of beneficial interest
    outstanding                             631,356      31,908,181
                                        ------------  --------------
   Net asset value and offering price
    per Share                                $10.52           $1.00
                                        ============  ==============

Net Asset Value per Share
   Class B
   Net Assets                               $23,453        $154,965
   Shares of beneficial interest
    outstanding                               2,228         155,007
                                        ------------  --------------
   Net asset value and offering price
    per Share                                $10.52           $1.00
                                        ============  ==============

Net Asset Value per Share
   Class C
   Net Assets                              $218,316      $1,069,837
   Shares of beneficial interest
    outstanding                              20,721       1,069,374
                                        ------------  --------------
   Net asset value and offering price
    per Share                                $10.54           $1.00
                                        ============  ==============


See accompanying notes to financial statements.

Six Months Ended February 28, 2002 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------------------------------------------


                                             LARGE             LARGE                                            INVESTMENT
                                         CAPITALIZATION    CAPITALIZATION         SMALL      INTERNATIONAL       QUALITY
                                             VALUE             GROWTH        CAPITALIZATION      EQUITY            BOND
                                           PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO
                                          -----------       -----------       -----------    -----------       -----------
INVESTMENT INCOME
  Interest income                         $    25,529       $     3,089       $     7,399    $      --         $ 1,042,123
  Dividend income                             701,379(a)        313,572(a)        263,003         77,659(a)           --
                                          -----------       -----------       -----------    -----------       -----------
    Total investment income                   726,908           316,661           270,402         77,659         1,042,123
                                          -----------       -----------       -----------    -----------       -----------

OPERATING EXPENSES
 Management fees (notes 2a, 2e)               273,343           228,587           149,979         73,586            92,435
 Administration fees (note 2c)                 49,588            45,585            28,195         14,503            25,705
 Distribution & service fees (note 2d)
    Class B                                     5,722             4,773             2,195          1,163             1,776
    Class C                                    18,712            16,782             7,027          3,931             8,517
 Custodian fees (note 2a)                      33,295            32,759            57,283         25,259            30,400
 Professional Fees                             34,770            32,835            18,583          9,733            15,514
 Trustee's fees                                10,845             8,696             4,844          4,459             4,458
 Transfer agent fees                          142,281           123,392            48,024         47,588            68,156
 Registration and filing fees                  30,603            29,539            17,782         16,073            15,859
 Printing costs                                 6,682            11,840             7,616          2,021             5,756
 Other                                          1,948             1,156                29            637               501
                                          -----------       -----------       -----------    -----------       -----------
   Total operating expenses                   607,789           535,944           341,557        198,953           269,077
     Less: Management fees waived
        and/or expenses assumed
        (note 2a)                             (70,284)          (67,230)          (34,396)       (39,424)          (34,778)
          Expense offset
          arrangement (note 2a)                (1,374)          (20,295)             (809)       (25,201)          (30,314)
                                          -----------       -----------       -----------    -----------       -----------
     Net operating expenses                   536,131           448,419           306,352        134,328           203,985
                                          -----------       -----------       -----------    -----------       -----------

     Net investment income (loss)             190,777          (131,758)          (35,950)       (56,669)          838,138
                                          -----------       -----------       -----------    -----------       -----------

REALIZED/UNREALIZED GAINS (LOSSES)
    FROM INVESTMENTS AND FUTURES:
 Net realized gains (losses) on
  securities                               (1,623,146)       (6,143,920)         (751,701)    (2,026,916)          625,967

 Net change in unrealized appreci-
  ation (depreciation) on investments      (4,874,047)        5,028,064         2,132,702        (13,061)         (348,540)
                                          -----------       -----------       -----------    -----------       -----------

 Net realized/unrealized gains (losses)
  from investments and futures             (6,497,193)       (1,115,856)        1,381,001     (2,039,977)         (277,427)

  Net increase (decrease) in
   assets resulting from operations       ($6,306,416)      ($1,247,614)      $ 1,345,051    ($2,096,646)      $ 1,115,565
                                          ===========       ===========       ===========    ===========       ===========




                                                              U.S.
                                                           GOVERNMENT
                                              MUNICIPAL      MONEY
                                                BOND         MARKET
                                             PORTFOLIO      PORTFOLIO
                                            -----------    -----------
INVESTMENT INCOME
  Interest income                           $   241,571    $   558,842
  Dividend income                                  --             --

    Total investment income                     241,571        558,842
                                            -----------    -----------

OPERATING EXPENSES
 Management fees (notes 2a, 2e)                  24,536         85,067
 Administration fees (note 2c)                    8,870         22,017
 Distribution & service fees (note 2d)
    Class B                                         147            627
    Class C                                       1,579          8,732
 Custodian fees (note 2a)                        36,461         31,450
 Professional Fees                                5,109         15,375
 Trustee's fees                                     327          2,905
 Transfer agent fees                             10,607         76,372
 Registration and filing fees                    17,275         17,897
 Printing costs                                   1,488          6,056
 Other                                               45            693
                                            -----------    -----------
   Total operating expenses                     106,444        267,191
     Less: Management fees waived
        and/or expenses assumed
        (note 2a)                               (50,833)       (60,880)
          Expense offset
          arrangement (note 2a)                    (225)          (378)
                                            -----------    -----------
     Net operating expenses                      55,386        205,933
                                            -----------    -----------

     Net investment income (loss)               186,185        352,909
                                            -----------    -----------

REALIZED/UNREALIZED GAINS (LOSSES)
    FROM INVESTMENTS AND FUTURES:
 Net realized gains (losses) on
  securities                                     85,513         15,393

 Net change in unrealized appreci-
  ation (depreciation) on investments          (225,562)          --
                                            -----------    -----------

 Net realized/unrealized gains (losses)
  from investments and futures                 (140,049)        15,393

  Net increase (decrease) in
   assets resulting from operations         $    46,136    $   368,302
                                            ===========    ===========


(a) Net of foreign withholding taxes of $3,074, $1,482 and $11,669 for Large Capitalization Value, Large Capitalization Growth, and International Equity, respectively.

See accompanying notes to financial statements.

Six Months Ended February 28, 2002 (Unaudited)
------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
                                                      ------------------------------    ------------------------------
                                                             LARGE CAPITALIZATION             LARGE CAPITALIZATION
                                                                VALUE PORTFOLIO                 GROWTH PORTFOLIO
                                                      ------------------------------    ------------------------------
                                                       SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                           ENDED           ENDED            ENDED            ENDED
                                                        FEBRUARY 28,     AUGUST 31,      FEBRUARY 28,      AUGUST 31,
                                                           2002             2001             2002             2001
                                                      -------------    -------------    -------------    -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS
  Net investment income (loss)                        $     190,777    $     244,455        ($131,758)       ($618,441)
  Net realized gains (losses) on investments             (1,623,146)       6,682,983       (6,143,920)      (1,949,604)
  Net change in unrealized appreciation
      (depreciation) from investments                    (4,874,047)        (967,184)       5,028,064      (69,705,197)
                                                      -------------    -------------    -------------    -------------
  Change in net assets resulting
      from operations                                    (6,306,416)       5,960,254       (1,247,614)     (72,273,242)
                                                      -------------    -------------    -------------    -------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS
  From net investment income                               (199,964)        (464,549)            --               --
  In excess of net investment income                           --               --               --               --
  From net realized gains from
      investment transactions                            (7,184,593)      (1,882,532)        (182,135)     (13,255,670)
  In excess of net realized gains from
      investment transactions                                  --               --               --               --

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
  From net investment income                                   --             (8,907)            --               --
  In excess of net investment income                           --               --               --               --
  From net realized gains from
      investment transactions                              (106,304)         (36,095)          (2,793)        (290,194)
  In excess of net realized gains from
      investment transactions                                  --               --               --               --

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  From net investment income                                   --            (23,070)            --               --
  In excess of net investment income                           --               --               --               --
  From net realized gains from
      investment transactions                              (343,323)         (93,487)          (9,462)        (704,533)
  In excess of net realized gains from
      investment transactions                                  --               --               --               --
                                                      -------------    -------------    -------------    -------------
Change in net assets from shareholder
  distributions                                          (7,834,184)      (2,508,640)        (194,390)     (14,250,397)

CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued                            24,274,145       24,645,554        7,946,632       37,092,937
  Dividends reinvested                                    7,324,974        2,322,720          180,387       13,092,068
  Cost of shares redeemed                               (17,854,408)     (29,197,422)     (14,203,494)     (41,956,878)
                                                      -------------    -------------    -------------    -------------
  Change in net assets from Class I capital
      transaction                                        13,744,711       (2,229,148)      (6,076,475)       8,228,127
                                                      -------------    -------------    -------------    -------------

CLASS B SHARES:
  Proceeds from shares issued                               249,108          254,647           83,874          326,448
  Dividends reinvested                                      103,460           44,115            2,692          283,386
  Cost of shares redeemed                                  (373,995)        (448,506)        (405,324)        (581,590)
                                                      -------------    -------------    -------------    -------------
  Change in net assets from Class B capital
      transaction                                           (21,427)        (149,744)        (318,758)          28,244
                                                      -------------    -------------    -------------    -------------

CLASS C SHARES:
  Proceeds from shares issued                               912,379          863,882          451,287        1,434,327
  Dividends reinvested                                      339,025          114,364            9,102          675,278
  Cost of shares redeemed                                  (298,743)      (1,095,176)        (580,825)      (1,485,063)
                                                      -------------    -------------    -------------    -------------
  Change in net assets from Class C capital
      transaction                                           952,661         (116,930)        (120,436)         624,542
                                                      -------------    -------------    -------------    -------------
Change in net assets from capital
      transactions                                       14,675,945       (2,495,822)      (6,515,669)       8,880,913

NET ASSETS:
  Beginning of period                                 $  81,261,046    $  80,305,254    $  74,775,059    $ 152,417,785
                                                      -------------    -------------    -------------    -------------
  End of period                                       $  81,796,391    $  81,261,046    $  66,817,386    $  74,775,059
                                                      =============    =============    =============    =============



                                                        ------------------------------
                                                              SMALL CAPITALIZATION
                                                                   PORTFOLIO
                                                        ------------------------------
                                                         SIX MONTHS           YEAR
                                                             ENDED            ENDED
                                                         FEBRUARY 28,       AUGUST 31,
                                                             2002             2001
                                                        -------------    -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS
  Net investment income (loss)                               ($35,950)        ($85,553)
  Net realized gains (losses) on investments                 (751,701)       7,056,737
  Net change in unrealized appreciation
      (depreciation) from investments                       2,132,702       (5,487,398)
                                                        -------------    -------------
  Change in net assets resulting
      from operations                                       1,345,051        1,483,786
                                                        -------------    -------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS
  From net investment income                                     --               --
  In excess of net investment income                             --               --
  From net realized gains from
      investment transactions                              (4,567,437)      (4,261,420)
  In excess of net realized gains from
      investment transactions                                    --               --

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
  From net investment income                                     --               --
  In excess of net investment income                             --               --
  From net realized gains from
      investment transactions                                 (50,192)         (40,638)
  In excess of net realized gains from
      investment transactions                                    --               --

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  From net investment income                                     --               --
  In excess of net investment income                             --               --
  From net realized gains from
      investment transactions                                (153,004)        (150,891)
  In excess of net realized gains from
      investment transactions                                    --               --
                                                        -------------    -------------
Change in net assets from shareholder
  distributions                                            (4,770,633)      (4,452,949)

CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued                              28,263,037        9,226,950
  Dividends reinvested                                      4,537,663        4,227,358
  Cost of shares redeemed                                 (31,392,670)     (12,686,793)
                                                        -------------    -------------
  Change in net assets from Class I capital
      transaction                                           1,408,030          767,515
                                                        -------------    -------------

CLASS B SHARES:
  Proceeds from shares issued                                  89,033           57,104
  Dividends reinvested                                         49,442           40,060
  Cost of shares redeemed                                     (69,177)         (79,925)
                                                        -------------    -------------
  Change in net assets from Class B capital
      transaction                                              69,298           17,239

CLASS C SHARES:
  Proceeds from shares issued                                 366,221          245,981
  Dividends reinvested                                        152,563          150,741
  Cost of shares redeemed                                    (105,511)        (633,157)
                                                        -------------    -------------
  Change in net assets from Class C capital
      transaction                                             413,273         (236,435)
                                                        -------------    -------------
Change in net assets from capital
      transactions                                          1,890,601          548,319

NET ASSETS:
  Beginning of period                                   $  47,983,023    $  50,403,867
                                                        -------------    -------------
  End of period                                         $  46,448,042    $  47,983,023
                                                        =============    =============

   See accompanying notes to financial statements.


Six Months Ended February 28, 2002 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------

                                                       ------------------------------    ------------------------------
                                                                INTERNATIONAL                   INVESTMENT QUALITY
                                                               EQUITY PORTFOLIO                   BOND PORTFOLIO
                                                       ------------------------------    ------------------------------
                                                       SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                           ENDED           ENDED            ENDED            ENDED
                                                        FEBRUARY 28,     AUGUST 31,      FEBRUARY 28,      AUGUST 31,
                                                           2002             2001             2002             2001
                                                      -------------    -------------    -------------    -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS
  Net investment income (loss)                             ($56,669)       ($114,613)   $     838,138    $   1,926,060
  Net realized gains (losses) on investments             (2,026,916)      (1,370,659)         625,967          357,026
  Net change in unrealized appreciation
      (depreciation) from investments                       (13,061)     (12,523,385)        (348,540)       1,618,275
                                                      -------------    -------------    -------------    -------------
  Change in net assets resulting
      from operations                                    (2,096,646)     (14,008,657)       1,115,565        3,901,361
                                                      -------------    -------------    -------------    -------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS
  From net investment income                                   --               --           (795,905)      (1,846,296)
  In excess of net investment income                           --               --               --               --
  From net realized gains from
      investment transactions                                  --         (2,840,645)         (67,622)            --
  In excess of net realized gains from
      investment transactions                                  --               --              --                --

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
  From net investment income                                   --               --             (7,373)          (6,959)
  In excess of net investment income                           --               --              --                --
  From net realized gains from
      investment transactions                                  --            (38,164)            (861)            --
  In excess of net realized gains from
      investment transactions                                  --               --              --                --

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  From net investment income                                   --               --            (34,860)         (72,805)
  In excess of net investment income                           --               --              --                --
  From net realized gains from
      investment transactions                                  --           (127,101)          (3,680)            --
  In excess of net realized gains from
      investment transactions                                  --               --               --               --
                                                      -------------    -------------    -------------    -------------
Change in net assets from shareholder
  distributions                                                  0       (3,005,910)        (910,301)      (1,926,060)
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued                           34,640,935      232,445,429        6,255,869      159,213,632
  Dividends reinvested                                        --          2,807,083          817,549        1,716,609
  Cost of shares redeemed                              (38,377,738)    (232,979,473)     (20,923,279)    (155,537,930)
                                                     -------------    -------------    -------------    -------------
  Change in net assets from Class I capital
      transaction                                       (3,736,803)       2,273,039      (13,849,861)       5,392,311
                                                      -------------    -------------    -------------    -------------

CLASS B SHARES:
  Proceeds from shares issued                                6,530           83,033           90,743          225,476
  Dividends reinvested                                        --             38,026            7,853            6,699
  Cost of shares redeemed                                  (75,232)         (52,470)         (69,278)         (27,671)
                                                     -------------    -------------    -------------    -------------
  Change in net assets from Class B capital
      transaction                                          (68,702)          68,589           29,318          204,504
                                                     -------------    -------------    -------------    -------------
CLASS C SHARES:
  Proceeds from shares issued                              117,603        1,391,258          164,693          794,018
  Dividends reinvested                                        --            126,884           38,217           70,867
  Cost of shares redeemed                                 (185,325)      (1,476,934)        (582,599)        (311,859)
                                                     -------------    -------------    -------------    -------------
  Change in net assets from Class C capital
      transaction                                          (67,722)          41,208         (379,689)         553,026
                                                     -------------    -------------    -------------    -------------

Change in net assets from capital
      transactions                                      (3,873,227)       2,382,836      (14,200,232)       6,149,841



NET ASSETS:
  Beginning of period                                $  23,209,561    $  37,841,292    $  42,809,737    $  34,684,595
                                                     -------------    -------------    -------------    -------------
  End of period                                      $  17,239,688    $  23,209,561    $  28,814,769    $  42,809,737
                                                     =============    =============    =============    =============



                                                        ------------------------------    ------------------------------
                                                                  MUNICIPAL                       U.S. GOVERNMENT
                                                                 BOND PORTFOLIO                 MONEY MARKET PORTFOLIO
                                                        ------------------------------    ------------------------------
                                                        SIX MONTHS           YEAR         SIX MONTHS          YEAR
                                                            ENDED            ENDED           ENDED            ENDED
                                                        FEBRUARY 28,       AUGUST 31,      FEBRUARY 28,      AUGUST 31,
                                                            2002             2001            2002             2001
                                                       -------------    -------------    -------------    -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS
  Net investment income (loss)                         $     186,185    $     431,203    $     352,909    $   1,835,971
  Net realized gains (losses) on investments                  85,513           36,720           15,393           31,680
  Net change in unrealized appreciation
      (depreciation) from investments                       (225,562)         549,005             --               --
                                                       -------------    -------------    -------------    -------------
  Change in net assets resulting
      from operations                                         46,136        1,016,928          368,302        1,867,651
                                                       -------------    -------------    -------------    -------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS
  From net investment income                                (180,756)        (423,954)        (340,224)      (1,784,987)
  In excess of net investment income                            --               --               --               --
  From net realized gains from
      investment transactions                                (12,785)            --            (35,372)            --
  In excess of net realized gains from
      investment transactions                                   --               --               --               --

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
  From net investment income                                    (480)            (585)            (580)          (4,221)
  In excess of net investment income                            --               --               --               --
  From net realized gains from
      investment transactions                                    (38)            --               (163)            --
  In excess of net realized gains from
      investment transactions                                   --               --               --               --

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  From net investment income                                  (4,948)         (7,165)          (12,105)        (47,340)
  In excess of net investment income                            --               --               --               --
  From net realized gains from
      investment transactions                                   (383)            --             (1,164)            --
  In excess of net realized gains from
      investment transactions                                   --               --               --               --
                                                       -------------    -------------    -------------    -------------
Change in net assets from shareholder
  distributions                                            (199,390)        (431,704)        (389,608)      (1,836,548)


CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued                               847,112        7,848,104       74,255,845      164,862,688
  Dividends reinvested                                      184,057          416,967          341,201        1,717,038
  Cost of shares redeemed                                (6,118,122)      (6,980,004)     (83,745,011)    (161,134,492)
                                                      -------------    -------------    -------------    -------------
  Change in net assets from Class I capital
      transaction                                        (5,086,953)       1,285,067       (9,147,965)       5,445,234
                                                       -------------    -------------    -------------    -------------

CLASS B SHARES:
  Proceeds from shares issued                                  --             23,585           95,169           96,537
  Dividends reinvested                                          500              586              713            3,950
  Cost of shares redeemed                                   (15,813)          (2,682)         (49,894)        (106,281)
                                                      -------------    -------------    -------------    -------------
  Change in net assets from Class B capital
      transaction                                           (15,313)          21,489           45,988           (5,794)
                                                      -------------    -------------    -------------    -------------
CLASS C SHARES:
  Proceeds from shares issued                                27,010        1,567,322          408,267        4,972,997
  Dividends reinvested                                        4,012            5,792           11,503           46,213
  Cost of shares redeemed                                  (412,611)      (1,097,325)      (3,514,173)      (1,660,611)
                                                      -------------    -------------    -------------    -------------
  Change in net assets from Class C capital
      transaction                                          (381,589)         475,789       (3,094,403)       3,358,599
                                                      -------------    -------------    -------------    -------------
Change in net assets from capital
      transactions                                       (5,483,855)       1,782,345      (12,196,380)       8,798,039

NET ASSETS:
  Beginning of period                                 $  12,518,386    $  10,150,817    $  45,354,653    $  36,525,511
                                                      -------------    -------------    -------------    -------------
  End of period                                       $   6,881,277    $  12,518,386    $  33,136,967    $  45,354,653
                                                      =============    =============    =============    =============



See accompanying notes to financial statements

Six Months Ended February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

         The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of seven portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; and the U.S. Government Money Market Portfolio (collectively, the "Portfolios"). Saratoga Capital Management (the "Manager") serves as the Trusts' manager. Each of the Portfolios are provided with discretionary advisory services of an Adviser identified, retained, supervised and compensated by the Manager. The following serve as Advisers (the "Advisers") to their respective portfolio(s): OpCap Advisors : Municipal Bond and Large Capitalization Value; Harris Bretall Sullivan and Smith, L.L.C.: Large Capitalization Growth; Fox Asset Management, L.L.C.: Small Capitalization and Investment Quality Bond; Sterling Capital Management Co.: U.S. Government Money Market and Friends Ivory & Sime plc: International Equity. BISYS Fund Services Ohio, Inc. (the "Administrator"), who serves the Trust as administrator, is a wholly-owned subsidiary of The BISYS Group, Inc. Funds Distributor, Inc. (the "Distributor") serves as the Trust's distributor, and is a wholly owned subsidiary of The BISYS Group, Inc. On August 19, 1994, the U.S. Government Money Market Portfolio issued 100,000 shares to the Manager for $100,000 to provide initial capital for the Trust.

         Currently, each portfolio offers Class I, Class B, and Class C shares. Each class represents interest in the same assets of the applicable portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan.

         The following is a summary of significant accounting policies consistently followed by each Portfolio:

         (a) VALUATION OF INVESTMENTS

         Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short - term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. U.S. Government Money Market values all of its securities on the basis of amortized cost which approximates market value. Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic Investments, as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

         (b) FEDERAL INCOME TAX

         It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to shareholders. Therefore, no federal income tax provision is required.

         (c) SECURITY TRANSACTIONS AND OTHER INCOME

         Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

         (d) DIVIDENDS AND DISTRIBUTIONS

         The following table summarizes each Portfolio's dividend and capital gain declaration policy:

                                                     INCOME
                                                   DIVIDENDS   CAPITAL GAINS
                                                  ----------------------------
                    Large Capitalization Value      annually      annually
                    Large Capitalization Growth     annually      annually
                    Small Capitalization            annually      annually
                    International Equity            annually      annually
                    Investment Quality Bond         daily *       annually
                    Municipal Bond                  daily *       annually
                    U.S. Government Money Market    daily *       annually

                           * paid monthly

         Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

Six Months Ended February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


      (e) ALLOCATION OF EXPENSES

      Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios or another reasonable basis.

      (f) REPURCHASE AGREEMENTS

      The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

      (g) OTHER

      The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.    MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      (a) The management fees are payable monthly by the Portfolios to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: .65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .75% for International Equity; ..55% for Investment Quality Bond and Municipal Bond and .475% for U.S. Government Money Market.

      For the six months ended February 28, 2002, the Manager voluntarily waived $70,284 for Large Capitalization Value, $67,230 for Large Capitalization Growth, $34,396 for Small Capitalization, $39,424 for International Equity, $34,778 for Investment Quality Bond, $50,833 for Municipal Bond Portfolio and $60,880 for U.S. Government Money Market Portfolio.

      The Portfolios also benefit from an expense offset arrangement with their custodian bank where uninvested cash balances earn credits that reduce monthly fees.

      (b) The Manager, not the Portfolios, pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .30% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .40% for International Equity; .20% for Investment Quality Bond and Municipal Bond and .125% for U.S. Government Money Market.

      (c) The administration fee is accrued daily and payable monthly to the Administrator. The administration fee for the six months ended February 28, 2002 was $194,463 (exclusive of out of pocket administration fees) for the Trust.

      (d) The Portfolios have adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class B and Class C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

      (e) The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement the Manager is currently waiving its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to five years from the date the fee or expense was incurred, but no reimbursement will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days prior notice. For the six months ended February 28, 2002, no reimbursement payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.

3.    PURCHASES AND SALES OF SECURITIES

      For the six months ended February 28, 2002 purchases and sales of investment securities, other than short-term securities were as follows:

                                                   PURCHASES       SALES
                                                  ----------------------------
                    Large Capitalization Value     $40,132,675    $32,244,700
                    Large Capitalization Growth     11,190,854     16,507,308
                    Small Capitalization             2,719,322      3,623,692
                    International Equity             1,876,779      5,839,743
                    Investment Quality Bond          4,615,019     15,986,973
                    Municipal Bond                     256,800      5,117,237

Six Months Ended February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.    UNREALIZED APPRECIATION (DEPRECIATION) FOR FEDERAL INCOME TAX PURPOSES

      At February 28, 2002, the composition of unrealized appreciation (depreciation) of investment securities were as follows:

                                                   APPRECIATION  (DEPRECIATION)     NET
                                                  -----------------------------------------
                    Large Capitalization Value      $5,412,284     $8,503,861  ($3,091,577)
                    Large Capitalization Growth     12,923,285     13,070,104     (146,819)
                    Small Capitalization             7,586,489      4,711,221    2,875,268
                    International Equity               984,045      6,136,503   (5,152,458)
                    Investment Quality Bond            842,366         40,309      802,057
                    Municipal Bond                     186,009          6,664      179,345

For U.S. federal income tax purposes, the cost of securities owned at February 28, 2002 was substantially the same as the cost of securities for financial statement purposes.

5.    AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

      Each Portfolio has unlimited Class I shares of beneficial interest authorized with $.001 par value per share. Transactions in capital stock for the I Class were as follows for the periods indicated:


                                                                                  (unaudited)
                                                                                  SIX MONTHS
                                                                                    ENDED                YEAR ENDED
                                                                                  FEBRUARY 28,            AUGUST 31,
                                                                                      2002                  2001
                                                                                  ------------          ------------
               Large Capitalization Value
                       Issued                                                        1,337,437             1,263,017
                       Redeemed                                                     (1,012,373)           (1,492,689)
                       Reinvested from Dividends                                       428,611               121,163
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                               753,675              (108,509)
                                                                                  ------------          ------------

               Large Capitalization Growth
                       Issued                                                          532,048             1,747,007
                       Redeemed                                                       (947,891)           (1,947,095)
                       Reinvested from  Dividends                                       11,759               596,447
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                              (404,084)              396,359
                                                                                  ------------          ------------

               Small Capitalization
                       Issued                                                        2,564,112               778,010
                       Redeemed                                                     (2,836,902)           (1,073,977)
                       Reinvested from Dividends                                       426,472               396,246
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                               153,682               100,279
                                                                                  ------------          ------------

               International Equity
                       Issued                                                        4,163,993            22,338,847
                       Redeemed                                                     (4,583,825)          (22,434,886)
                       Reinvested from Dividends                                          --                 231,597
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                              (419,832)              135,558
                                                                                  ------------          ------------

               Investment Quality Bond
                       Issued                                                          595,864            15,495,063
                       Redeemed                                                     (1,986,398)          (15,138,851)
                       Reinvested from Dividends                                        77,928               168,186
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                            (1,312,606)              524,398
                                                                                  ------------          ------------

               Municipal Bond
                       Issued                                                           81,089               750,741
                       Redeemed                                                       (582,696)             (668,975)
                       Reinvested from Dividends                                        17,605                40,362
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                              (484,002)              122,128
                                                                                  ------------          ------------

               U.S. Government Money Market
                       Issued                                                       74,254,283           164,862,687
                       Redeemed                                                    (83,745,011)         (161,134,490)
                       Reinvested from Dividends                                       341,201             1,717,038
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                            (9,149,527)            5,445,235
                                                                                  ------------          ------------


Six Months Ended February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Each Portfolio has unlimited Class B and Class C shares of beneficial interest authorized with $.001 par value per share. Transactions in capital stock for the Class B and Class C shares were as follows for the period indicated:

                                                                      Class B                                  Class C
                                                       (unaudited)                               (unaudited)
                                                     SIX MONTHS ENDED       YEAR ENDED        SIX MONTHS ENDED      YEAR ENDED
                                                     FEBRUARY 28, 2002    AUGUST 31, 2001     FEBRUARY 28, 2002   AUGUST 31, 2001
                                                    -------------------------------------     ------------------------------------


             Large Capitalization Value
                 Issued                                       13,933            13,310                  51,010        44,868
                 Redeemed                                    (22,153)          (22,973)                (17,059)      (56,116)
                 Reinvested from Dividends                     6,195             2,340                  20,288         6,060
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares            (2,025)           (7,323)                 54,239        (5,188)
                                                      ---------------------------------        -----------------------------

             Large Capitalization Growth
                 Issued                                        5,728            14,143                  30,778        65,700
                 Redeemed                                    (28,178)          (34,815)                (40,008)      (71,589)
                 Reinvested from Dividends                       181            13,244                     610        31,452
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares           (22,269)           (7,448)                 (8,620)       25,563
                                                      ---------------------------------        -----------------------------

             Small Capitalization
                 Issued                                        8,101             4,832                  33,757        19,387
                 Redeemed                                     (6,520)           (7,039)                 (9,749)      (55,302)
                 Reinvested from Dividends                     4,796             3,833                  14,755        14,384
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares             6,377             1,626                  38,763       (21,531)
                                                      ---------------------------------        -----------------------------

             International Equity
                 Issued                                          799             6,880                  14,346       146,674
                 Redeemed                                     (9,279)           (5,262)                (22,419)     (154,871)
                 Reinvested from Dividends                      --               3,198                    --          10,680
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares            (8,480)            4,816                  (8,073)        2,483
                                                      ---------------------------------        -----------------------------

             Investment Quality Bond
                 Issued                                        8,689            21,948                  15,653        78,412
                 Redeemed                                     (6,572)           (2,706)                (55,004)      (30,496)
                 Reinvested from Dividends                       750               655                   3,642         6,931
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares             2,867            19,897                 (35,709)       54,847
                                                      ---------------------------------        -----------------------------

             Municipal Bond
                 Issued                                         --               2,272                   2,535       149,489
                 Redeemed                                     (1,502)             (256)                (38,956)     (104,553)
                 Reinvested from Dividends                        48                57                     384           558
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares            (1,454)            2,073                 (36,037)       45,494
                                                      ---------------------------------        -----------------------------

             U.S. Government Money Market
                 Issued                                       95,169            96,537                 408,267     4,972,997
                 Redeemed                                    (49,894)         (106,281)             (3,514,173)   (1,660,611)
                 Reinvested from Dividends                       713             3,950                  11,503        46,213
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares            45,988            (5,794)             (3,094,403)    3,358,599
                                                      ---------------------------------        -----------------------------


6.    CAPITAL LOSS CARRYFORWARDS

       At August 31, 2001, the following portfolios had, for Federal income tax purposes, unused capital loss carryforwards available to offset future capital gains through the following fiscal years ended August 31:

                Name of Portfolio                         Total                   2008                 2009
                -----------------                         -----                   ----                 ----
   International Equity Portfolio                      $420,331                  $   -             $420,331
   Investment Quality Bond Portfolio                    265,362                 57,972              207,390
   Municipal Bond Portfolio                              68,142                 61,929                6,213

Six Months Ended February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

In accordance with U.S. Treasury regulations, the following Portfolios have incurred and will elect to defer realized capital losses arising after October 31, 2000 ("Post-October losses"). Such losses are treated for tax purposes as arising on the first business day of the Portfolio's next taxable year (September 1, 2001).

                                                           Capital
                                                            Losses
                                                 ------------------------------

   Large Capitalization Growth Portfolio                     $3,205,303
   International Equity Portfolio                               917,104

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           INCOME FROM                   DIVIDENDS AND
                                                      INVESTMENT OPERATIONS              DISTRIBUTIONS
                                                      ---------------------              -------------


                                                                      Net                            Distributions
                                                                    Realized             Dividends        to
                                                                      And                    to       Shareholders    Net
                                          Net Asset                Unrealized    Total  Shareholders    from Net     Asset
                                            Value,       Net       Gain(Loss)    from     from Net      Realized     Value,
                                          Beginning   Investment      on      Investment Investment     Gains on     End of
                                          of Period  Income(Loss) Investments Operations   Income      Investments   Period
LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS I)
SIX MONTHS ENDED FEBRUARY 28,               $19.27       $0.05      ($1.38)     ($1.33)    ($0.04)       ($1.61)     $16.29
2002 (UNAUDITED)

YEAR ENDED AUGUST 31, 2001                   18.51        0.06        1.27        1.33      (0.11)        (0.46)      19.27

YEAR ENDED AUGUST 31, 2000                   20.59        0.12       (0.23)      (0.11)     (0.17)        (1.80)      18.51

YEAR ENDED AUGUST 31, 1999                   18.15        0.13        3.40        3.53      (0.09)        (1.00)      20.59

YEAR ENDED AUGUST 31, 1998                   18.57        0.14        0.07        0.21      (0.39)        (0.24)      18.15

YEAR ENDED AUGUST 31, 1997                   14.45        0.09        4.37        4.46      (0.08)        (0.26)      18.57



                                                                            RATIOS
                                                                            ------



                                                                     Ratio of      Ratio of Net
                                                          Net           Net         Investment
                                                        Assets       Operating       Income
                                                        End of       Expenses        (Loss)       Portfolio
                                              Total     Period       To Average     to Average    Turnover
                                             Return*    (000's)      Net Assets     Net Assets      Rate
LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS I)
SIX MONTHS ENDED FEBRUARY 28,                (7.59%)   $76,996       1.30% (1,3)    0.43% (1,3)     40%
2002 (UNAUDITED)

YEAR ENDED AUGUST 31, 2001                    7.25%     76,543       1.24%   (1)    0.32%   (1)     86%

YEAR ENDED AUGUST 31, 2000                   (0.49%)    75,516       1.02%   (1)    0.68%   (1)     90%

YEAR ENDED AUGUST 31, 1999                   19.84%     78,484       1.10%   (1)    0.84%   (1)     67%

YEAR ENDED AUGUST 31, 1998                    0.96%     42,641       1.30%   (1)    0.69%   (1)     54%

YEAR ENDED AUGUST 31, 1997                   31.37%     29,676       1.31%   (1)    0.60%   (1)     25%


(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 1999, August 31, 1998, and August 31, 1997, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.39% and 0.34% respectively, for the six months ended February 28, 2002, 1.24% and 0.32% respectively, for the year ended August 31, 2001, 1.02% and 0.68% respectively, for the year ended August 31, 2000, 1.12% and 0.86% respectively, for the year ended August 31, 1999, 1.39% and 0.60%, respectively for the year ended August 31, 1998, and 1.56% and 0.35% for the year ended August 31, 1997.


LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS I)
SIX MONTHS ENDED FEBRUARY 28,               $15.12     ($0.06)      ($0.21)     ($0.27)        --       ($0.04)      $14.81
2002 (UNAUDITED)

YEAR ENDED AUGUST 31, 2001                   33.61      (0.09)      (15.22)     (15.31)        --        (3.18)       15.12

YEAR ENDED AUGUST 31, 2000                   26.98      (0.11)        8.40        8.29         --        (1.66)       33.61

YEAR ENDED AUGUST 31, 1999                   17.83      (0.09)        9.65        9.56         --        (0.41)       26.98

YEAR ENDED AUGUST 31, 1998                   17.87      (0.07)        0.81        0.74         --        (0.78)       17.83

YEAR ENDED AUGUST 31, 1997                   13.16      (0.02)        4.73        4.71         --           --        17.87



LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS I)
SIX MONTHS ENDED FEBRUARY 28,                 (2.11%)   $62,729       1.30% (1,3)  (0.40%) (1,3)     16%
2002 (UNAUDITED)

YEAR ENDED AUGUST 31, 2001                   (48.49%)    70,129       1.24%   (1)  (0.56%)   (1)     36%

YEAR ENDED AUGUST 31, 2000                    31.45%    142,600       0.89%   (1)  (0.35%)   (1)     33%

YEAR ENDED AUGUST 31, 1999                    54.03%    115,586       1.02%   (1)  (0.36%)   (1)     39%

YEAR ENDED AUGUST 31, 1998                     3.91%     66,537       1.18%   (1)  (0.34%)   (1)     45%

YEAR ENDED AUGUST 31, 1997                    35.79%     47,197       1.36%   (1)  (0.12%)   (1)     53%

(1) During the fiscal year ended August 31, 2000 Saratoga Capital Management did not waive any of its management fees. During the fiscal years ended August 31, 2001, August 31, 1999, August 31, 1998, and August 31, 1997, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income
(loss) to average daily net assets would have been 1.47% and (0.51%) respectively, for the six months ended February 28, 2002, 1.30% and (0.56%) respectively, for the year ended August 31, 2001, 0.94% and (0.31%) respectively, for the year ended August 31, 2000, 1.02% and (0.36%) respectively, for the year ended August 31, 1999, 1.25% and (0.41%), respectively for the year ended August 31, 1998, and 1.36% and (0.20%) for the year ended August 31, 1997.

                                                           INCOME FROM                   DIVIDENDS AND
                                                      INVESTMENT OPERATIONS              DISTRIBUTIONS
                                                      ---------------------              -------------

                                                                      Net                            Distributions
                                                                    Realized             Dividends        to
                                                                      And                    to       Shareholders    Net
                                          Net Asset                Unrealized    Total  Shareholders    from Net     Asset
                                            Value,       Net       Gain(Loss)    from     from Net      Realized     Value,
                                          Beginning   Investment      on      Investment Investment     Gains on     End of
                                          of Period  Income(Loss) Investments Operations   Income      Investments   Period
SMALL CAPITALIZATION PORTFOLIO (CLASS I)
SIX MONTHS ENDED FEBRUARY 28,               $12.04        --         $0.25       $0.25          --       ($1.18)      $11.11
2002 (UNAUDITED)

YEAR ENDED AUGUST 31, 2001                   12.90     (0.01) (2)     0.30        0.29          --        (1.15)       12.04

YEAR ENDED AUGUST 31, 2000                   10.10     (0.04)         2.96        2.92          --        (0.12)       12.90

YEAR ENDED AUGUST 31, 1999                    9.82     (0.05)         3.02        2.97          --        (2.69)       10.10

YEAR ENDED AUGUST 31, 1998                   15.05     (0.10)        (4.20)      (4.30)         --        (0.93)        9.82

YEAR ENDED AUGUST 31, 1997                   13.58     (0.07)         2.37        2.30          --        (0.83)       15.05



                                                                           RATIOS
                                                                           ------

                                                                    Ratio of      Ratio of Net
                                                         Net           Net         Investment
                                                       Assets       Operating       Income
                                                       End of       Expenses        (Loss)       Portfolio
                                             Total     Period       To Average     to Average    Turnover
                                            Return*    (000's)      Net Assets     Net Assets      Rate
SMALL CAPITALIZATION PORTFOLIO (CLASS I)
SIX MONTHS ENDED FEBRUARY 28,                 2.41%    $44,375       1.30% (1,3)   (0.13%) (1,3)    6%
2002 (UNAUDITED)

YEAR ENDED AUGUST 31, 2001                    3.40%     46,249       1.30%   (1)   (0.15%)  (1)    96%

YEAR ENDED AUGUST 31, 2000                   29.41%     48,275       1.25%   (1)   (0.37%)  (1)    59%

YEAR ENDED AUGUST 31, 1999                   34.91%     38,225       1.21%   (1)   (0.60%)  (1)    32%

YEAR ENDED AUGUST 31, 1998                  (30.64%)    23,235       1.28%   (1)   (0.63%)  (1)    96%

YEAR ENDED AUGUST 31, 1997                   18.07%     28,781       1.30%   (1)   (0.70%)  (1)   162%

(1) During the fiscal years ended August 31, 2001,August 31, 2000, August 31, 1999, August 31, 1998, and August 31, 1997, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.44% and (0.27%) respectively, for the six months ended February 28, 2002, 1.46% and (0.31%) respectively, for the year ended August 31, 2001, 1.26% and (0.33%) respectively, for the year ended August 31, 2000, 1.31% and (0.70%) respectively, for the year ended August 31, 1999, 1.44% and 0.98%, respectively for the year ended August 31, 1998, and 1.64% and (1.04%) for the year ended August 31, 1997.


INTERNATIONAL EQUITY PORTFOLIO (CLASS I)
SIX MONTHS ENDED FEBRUARY 28,                $9.07    ($0.03)       ($0.92)     ($0.95)         --           --        $8.12
2002 (UNAUDITED)

YEAR ENDED AUGUST 31, 2001                   15.65     (0.04)        (5.29)      (5.33)         --        (1.25)        9.07

YEAR ENDED AUGUST 31, 2000                   13.18     (0.01)         2.74        2.73       (0.08)       (0.18)       15.65

YEAR ENDED AUGUST 31, 1999                   10.92      0.11          2.25        2.36       (0.10)          --        13.18

YEAR ENDED AUGUST 31, 1998                   10.74      0.13          0.09        0.22       (0.04)          --        10.92

YEAR ENDED AUGUST 31, 1997                    9.59      0.23          1.12        1.35       (0.20)          --        10.74

INTERNATIONAL EQUITY PORTFOLIO (CLASS I)
SIX MONTHS ENDED FEBRUARY 28,                (10.77%)   $16,310       1.40% (1,3)   (0.61%) (1,3)   10%
2002 (UNAUDITED)

YEAR ENDED AUGUST 31, 2001                   (36.08%)    22,020       1.40%   (1)   (0.33%)  (1)    45%

YEAR ENDED AUGUST 31, 2000                    20.72%     35,887       1.28%   (1)   (0.08%)  (1)    45%

YEAR ENDED AUGUST 31, 1999                    21.70%     28,743       1.45%   (1)     1.00%  (1)    46%

YEAR ENDED AUGUST 31, 1998                     2.08%     18,967       1.40%   (1)     1.14%  (1)    58%

YEAR ENDED AUGUST 31, 1997                    14.39%     10,389       1.64%   (1)     0.32%  (1)    58%

(1) During the fiscal year ended August 31, 2000 Saratoga Capital Management did not waive any of its management fees. During the fiscal years ended August 31, 2001, August 31, 1999, August 31, 1998, and August 31, 1997, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income
(loss) to average daily net assets would have been 1.98% and (0.93%) respectively, for the six months ended February 28, 2002, 1.67% and (0.60%) respectively, for the year ended August 31, 2001, 1.45% and 0.08% respectively, for the year ended August 31, 2000, 1.49% and 1.04% respectively, for the year ended August 31, 1999, 1.96% and 0.59%, respectively for the year ended August 31, 1998, and 2.76% and (1.00%) for the year ended August 31, 1997.

                                                           INCOME FROM                   DIVIDENDS AND
                                                      INVESTMENT OPERATIONS              DISTRIBUTIONS
                                                      ---------------------              -------------


                                                                      Net                            Distributions
                                                                    Realized             Dividends        to
                                                                      And                    to       Shareholders    Net
                                          Net Asset                Unrealized    Total  Shareholders    from Net     Asset
                                            Value,       Net       Gain(Loss)    from     from Net      Realized     Value,
                                          Beginning   Investment      on      Investment Investment     Gains on     End of
                                          of Period  Income(Loss) Investments Operations   Income      Investments   Period
INVESTMENT QUALITY BOND PORTFOLIO (CLASS I)
SIX MONTHS ENDED FEBRUARY 28,               $10.43       $0.26       $0.03       $0.29    ($0.26)        ($0.02)     $10.44
2002 (UNAUDITED)

YEAR ENDED AUGUST 31, 2001                    9.90        0.51        0.53        1.04     (0.51)             --      10.43

YEAR ENDED AUGUST 31, 2000                    9.88        0.54        0.02        0.56     (0.54)             --       9.90

YEAR ENDED AUGUST 31, 1999                   10.29        0.49       (0.35)       0.14     (0.49)         (0.06)       9.88

YEAR ENDED AUGUST 31, 1998                   10.09        0.50        0.21        0.71     (0.50)         (0.01)      10.29

YEAR ENDED AUGUST 31, 1997                    9.91        0.51        0.18        0.69     (0.51)            --  (2)  10.09



                                                                           RATIOS
                                                                           ------



                                                                    Ratio of      Ratio of Net
                                                         Net           Net         Investment
                                                       Assets       Operating       Income
                                                       End of       Expenses        (Loss)       Portfolio
                                             Total     Period       To Average     to Average    Turnover
                                            Return*    (000's)      Net Assets     Net Assets      Rate
INVESTMENT QUALITY BOND PORTFOLIO (CLASS I)
SIX MONTHS ENDED FEBRUARY 28,                2.88%    $26,809       1.20% (1,3)    5.00% (1,3)     14%
2002 (UNAUDITED)

YEAR ENDED AUGUST 31, 2001                  10.70%     40,464       1.09%   (1)    4.92%   (1)     52%

YEAR ENDED AUGUST 31, 2000                   5.83%     33,199       1.11%   (1)    5.47%   (1)     52%

YEAR ENDED AUGUST 31, 1999                   1.33%     41,070       1.05%   (1)    4.85%   (1)     62%

YEAR ENDED AUGUST 31, 1998                   7.21%     35,724       1.19%   (1)    4.86%   (1)     44%

YEAR ENDED AUGUST 31, 1997                   7.16%     22,507       1.28%   (1)    5.03%   (1)     30%

(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 1999, August 31, 1998, and August 31, 1997, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.54% and 4.84% respectively, for the six months ended February 28, 2002, 1.24% and 4.92% respectively, for the year ended August 31, 2001, 1.16% and 5.51% respectively, for the year ended August 31, 2000, 1.06% and 4.86% respectively, for the year ended August 31, 1999, 1.37% and 4.96%, respectively for the year ended August 31, 1998, and 1.52% and 4.71% for the year ended August 31, 1997.


MUNICIPAL BOND PORTFOLIO (CLASS I)
SIX MONTHS ENDED FEBRUARY 28,               $10.65       $0.21      ($0.10)      $0.11    ($0.22)         ($0.02)    $10.52
2002 (UNAUDITED)

YEAR ENDED AUGUST 31, 2001                   10.09        0.42        0.56        0.98     (0.42)              --     10.65

YEAR ENDED AUGUST 31, 2000                   10.00        0.43        0.15        0.58     (0.43)          (0.06)     10.09

YEAR ENDED AUGUST 31, 1999                   10.72        0.42       (0.68)      (0.26)    (0.42)          (0.04)     10.00

YEAR ENDED AUGUST 31, 1998                   10.33        0.43        0.42        0.85     (0.44)          (0.02)     10.72

YEAR ENDED AUGUST 31, 1997                   10.00        0.43        0.33        0.76     (0.43)              --     10.33


MUNICIPAL BOND PORTFOLIO (CLASS I)
SIX MONTHS ENDED FEBRUARY 28,                 1.08%     $6,640       1.20% (1,3)    4.21% (1,3)      3%
2002 (UNAUDITED)

YEAR ENDED AUGUST 31, 2001                    9.96%     11,874       1.20%   (1)    4.08%   (1)     21%

YEAR ENDED AUGUST 31, 2000                    6.08%     10,021       1.20%   (1)    4.43%   (1)     12%

YEAR ENDED AUGUST 31, 1999                   (2.55%)    11,556       1.20%   (1)    3.96%   (1)     23%

YEAR ENDED AUGUST 31, 1998                    8.42%      9,794       1.20%   (1)    4.07%   (1)     18%

YEAR ENDED AUGUST 31, 1997                    7.67%      7,223       1.21%   (1)    4.19%   (1)     20%


(1) During the fiscal years ended August 31, 2001, August 31, 2000, August 31, 1999, August 31, 1998, and August 31, 1997, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.35% and 3.07% respectively for the six months ended February 28, 2002, 1.74% and 4.08% respectively, for the year ended August 31, 2001, 1.62% and 4.01% respectively, for the year ended August 31, 2000, 1.68% and 4.54% respectively, for the year ended August 31, 1999, 2.15% and 3.12%, respectively for the year ended August 31, 1998, and 2.96% and 2.43% for the year ended August 31, 1997.

                                                           INCOME FROM                   DIVIDENDS AND
                                                      INVESTMENT OPERATIONS              DISTRIBUTIONS
                                                      ---------------------              -------------


                                                                      Net                            Distributions
                                                                    Realized             Dividends        to
                                                                      And                    to       Shareholders    Net
                                          Net Asset                Unrealized    Total  Shareholders    from Net     Asset
                                            Value,       Net       Gain(Loss)    from     from Net      Realized     Value,
                                          Beginning   Investment      on      Investment Investment     Gains on     End of
                                          of Period  Income(Loss) Investments Operations   Income      Investments   Period
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS I)
SIX MONTHS ENDED FEBRUARY 28,               $1.000      $0.010          --      $0.010   ($0.010)            --      $1.000
2002 (UNAUDITED)

YEAR ENDED AUGUST 31, 2001                   1.000       0.040          --       0.040    (0.040)            --       1.000

YEAR ENDED AUGUST 31, 2000                   1.000       0.048          --       0.048    (0.048)            --       1.000

YEAR ENDED AUGUST 31, 1999                   1.000       0.044          --       0.044    (0.044)            --       1.000

YEAR ENDED AUGUST 31, 1998                   1.000       0.045          --       0.045    (0.045)            --       1.000

YEAR ENDED AUGUST 31, 1997                   1.000       0.043          --       0.043    (0.043)            --       1.000



                                                                           RATIOS
                                                                           ------



                                                                    Ratio of      Ratio of Net
                                                         Net           Net         Investment
                                                       Assets       Operating       Income
                                                       End of       Expenses        (Loss)       Portfolio
                                             Total     Period       To Average     to Average    Turnover
                                            Return*    (000's)      Net Assets     Net Assets      Rate
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS I)
SIX MONTHS ENDED FEBRUARY 28,                1.08%    $31,912       1.12% (1,3)    1.98% (1,3)     N/A
2002 (UNAUDITED)

YEAR ENDED AUGUST 31, 2001                   4.52%     41,081       1.06%   (1)    4.40%   (1)     N/A

YEAR ENDED AUGUST 31, 2000                   4.96%     35,605       1.04%   (1)    4.82%   (1)     N/A

YEAR ENDED AUGUST 31, 1999                   4.11%     48,358       1.00%   (1)    4.02%   (1)     N/A

YEAR ENDED AUGUST 31, 1998                   4.59%     38,492       1.12%   (1)    4.41%   (1)     N/A

YEAR ENDED AUGUST 31, 1997                   4.41%     28,572       1.12%   (1)    4.31%   (1)     N/A

(1) During the fiscal year ended August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2001, August 31, 1999, August 31, 1998, and August 31, 1997, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 1.45% and 1.66% respectively, for the six months ended February 28, 2002, 1.07% and 4.40% respectively, for the year ended August 31, 2001, 1.04% and 4.82% respectively, for the year ended August 31, 2000, 1.02% and 4.04% respectively, for the year ended August 31, 1999, 1.30% and 4.24%, respectively for the year ended August 31, 1998, and 1.35% and 4.08% for the year ended August 31, 1997.



-------------------------------------------------------------------------------

(2)      Amount rounds to less than $0.01.
(3)      Annualized


* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                  THE SARATOGA
                                 ADVANTAGE TRUST




                  PRIVACY POLICY FOR THE SARATOGA ADVANTAGE TRUST

The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga's transfer agent, or printers and mailers that assist us in the distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

                          THE SARATOGA ADVANTAGE TRUST
                               SEMI ANNUAL REPORT
                             AS OF FEBRUARY 28, 2002


                                 CLASS B SHARES




                                TABLE OF CONTENTS




       President's Letter............................................  Page 1

       Investment Review.............................................  Page 3

       Schedules of Investments......................................  Page 10

       Statements of Assets and Liabilities..........................  Page 29

       Statements of Operations......................................  Page 30

       Statements of Changes in Net Assets...........................  Page 31

       Notes to Financial Statements.................................  Page 33

       Financial  Highlights.........................................  Page 38

       Privacy Notice................................................  Page 42








         THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
            AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

                              TRUSTEES AND OFFICERS



  Bruce E. Ventimiglia                       Trustee, Chairman, President & CEO
  Patrick H. McCollough                      Trustee
  Udo W. Koopmann                            Trustee
  Floyd E. Seal                              Trustee
  Stephen Ventimiglia                        Vice President & Secretary
  William P. Marra                           Treasurer & Chief Financial Officer
  Mary A. Nelson                             Assistant Treasurer
  Karen Jacoppo-Wood                         Assistant Secretary




  INVESTMENT MANAGER                        DISTRIBUTOR

  Saratoga Capital Management               Funds Distributor Inc.
  1501 Franklin Avenue                      60 State Street, Suite 1300
  Mineola, NY 11501-4803                    Boston, MA 02109


  TRANSFER AND SHAREHOLDER SERVICING AGENT  CUSTODIAN

  State Street Bank and Trust Company       State Street Bank and Trust Company
  P.O. Box 8514                             P.O. Box 351
  Boston, MA  02266                         Boston, MA  02101

                          THE SARATOGA ADVANTAGE TRUST

                       Semi-Annual Report to Shareholders




April 17, 2002


Dear Shareholder:

We are pleased to provide you with this semi-annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the "Trust"). This report covers the six months from September 1, 2001 through February 28, 2002.


     CHASING THE "HOT DOT" (THE IN VOGUE INVESTMENT) CAN POTENTIALLY HURT INVESTORS' RETURNS. BE DISCIPLINED AND PATIENT WITH YOUR INVESTMENT STRATEGY.

Many stocks have started to rebound from their post September 11, 2001 lows. It is very important for investors, with the help of their investment professionals, to establish sensible investment strategies that, amongst other things, consider their risk tolerances, income needs, and investment time horizons. It is also very important for investors to be disciplined and patient with their investment strategies.

Here's what can happen when investors are NOT disciplined and patient. A Dalbar Inc. "Quantitative Analysis of Investor Behavior" study discovered the following: from 1984 through 2000, the average equity mutual fund investor realized an annual return of only 5.32% per year, versus 16.29% for the Standard & Poor's 500 stock index during the same time period. How could this have happened? A good indication of how a great deal of this might have occurred is revealed by another discovery Dalbar made: investors on average held mutual funds for only two and a half years. This suggests that many mutual fund investors are not disciplined and patient, but instead chase "hot" mutual funds.

The Leuthold Group, a Minneapolis based research organization, found this to be the case through their examination of net cash flows into and out of technology funds. The Leuthold Group report stated that the flows are "a vivid example of fund investors plunging into what has been hot...just as the game is ending." According to the Leuthold analysis, "The buying peaked in March 2000, when 85% of all net fund inflows were directed into tech funds. In the first quarter of 2000, as tech was peaking out, 66% of mutual fund net inflows went into tech-specific and tech-oriented aggressive funds." When investors chase "hot" investments they can get burned!

             SUCCESSFUL INVESTING REQUIRES DISCIPLINE AND PATIENCE.

Try to stay focused on your long-term investment goals. Don't let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust's portfolios are managed by some of the world's leading institutional investment advisory firms. Combining the strength of the Trust's performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

Following you will find specific information on the investment strategy and performance of each of the Trust's portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the portfolios.

We remain dedicated to serving your investment needs. Thank you for investing with us.


Best wishes,




Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York

Objective: Seeks total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, are believed to be undervalued in the market and offer above-average price appreciation potential.

                                     Large Capitalization
        Total Aggregate                      Value
     Return for the Period                 Portfolio          Morningstar Large
    Ended February 28, 2002                (Class B)           Value Average(1)
---------------------------------    --------------------   --------------------

  1/4/99 (inception) - 2/28/02*             -0.49%                 2.04%

        3/1/01 - 2/28/02                   -11.62%                -5.27%

        9/1/01 - 2/28/02                    -7.74%                -1.55%

*Annualized performance for periods greater than one year

The stock market declined in the six months ended February 28, 2002, as investor concerns about corporate earnings and accounting practices overshadowed an improving economic outlook late in the period. The five stocks that contributed most to the Portfolio's performance over the last six months were: Sun Microsystems (network computing), Alcan (aluminum), Dell (computers), American Home Products (healthcare) and Gillette (consumer products). We sold Sun Microsystems and Dell over the last six months, taking profits.

Telecommunications services provider WorldCom was the biggest detractor from performance. Although long-distance telecom service pricing has not improved as rapidly as we had expected, WorldCom is showing solid progress. The company turned free cash flow-positive in the 2001 fourth quarter, two quarters ahead of Wall Street forecasts. Other detractors included: J.P. Morgan Chase (banking), Sprint (telecommunications services), CVS (pharmacies) and Kroger (supermarkets).

We seek to generate excellent long-term performance and control risk by investing in undervalued stocks. Our largest purchase was pharmaceutical company Bristol-Myers Squibb. The current year is shaping up as a transition period for much of the pharmaceutical industry, with the prospect of relatively flat profits leading to better results in 2003. Bristol-Myers' stock price has been weak, creating what we consider to be a buy opportunity. We bought Boeing (aircraft and aerospace) because of the company's outlook for strong growth in free cash flow. Other new positions included financial services companies Principal Financial Group and Unumprovident, and energy companies Apache Corp., Kerr-McGee and Phillips Petroleum.


1. The Morningstar Large Value Average, as of February 28, 2002, consisted of 864 mutual funds comprised of large market capitalization stocks with the lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

     Past performance is not predictive of future performance.

                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, have faster earnings growth potential than the Standard & Poor's 500.

                                      Large Capitalization
         Total Aggregate                     Growth
      Return for the Period                 Portfolio          Morningstar Large
     Ended February 28, 2002                (Class B)          Growth Average(1)
----------------------------------    --------------------    ------------------

  1/4/99 (inception) - 2/28/02*              -10.48%                -4.71%

        3/1/01 - 2/28/02                     -19.52%               -18.54%

        9/1/01 - 2/28/02                      -2.18%                -4.29%

*Annualized performance for periods greater than one year

Over the last year, as manufacturing experienced one of its severest declines in decades, the consumer hardly missed a beat. Consumer spending was buoyed by a host of stimuli, including lower energy costs, attractive financing incentives, tax stimulus and the ability to liquefy much of the recent increases in home values via record turnover of existing homes and large volumes of cash-out refinancing. As a result, despite a war, rising unemployment and slowing wage growth, consumption never faltered.

The manufacturing sector is also showing signs of renewed vigor. Preliminary estimates for Industrial Production, based on order data during the first quarter, are for growth to move back to 6-8% in 2002. This follows a close to 6% decline for all of last year. For this sector of the economy, something like a "V" shaped recovery seems to be in store. As manufacturing rebounds, jobs should be created and incomes should grow. This should provide a solid underpinning for continued growth in the economy as the impacts from consumer stimuli diminish later in the year.

Many stock prices have rebounded strongly since the events of September. That period likely marked not only the bottom of economic activity, but also the beginning of a new bull market in stocks. Enron's failure temporarily slowed the market's advance. As the market determines the true level of earnings for more companies, confidence should increase and the bull market should resume. We are excited about the prospects for the market and the economy, and are convinced that the companies in the Saratoga Advantage Trust Large Capitalization Growth Portfolio are well positioned to profit from this environment.

1. The Morningstar Large Growth Average, as of February 28, 2002, consisted of 1,020 mutual funds comprised of large market capitalization stocks with the highest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

     Past performance is not predictive of future performance.

                         SMALL CAPITALIZATION PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey

Objective: Seeks maximum capital appreciation by investing in a diversified portfolio of the common stocks of small capitalization companies.

                                            Small
         Total Aggregate                Capitalization
      Return for the Period               Portfolio           Morningstar Small
     Ended February 28, 2002              (Class B)            Blend Average(1)
----------------------------------   --------------------    -------------------

  1/4/99 (inception) - 2/28/02*             12.33%                  9.67%

        3/1/01 - 2/28/02                     5.25%                  6.04%

        9/1/01 - 2/28/02                     1.94%                  1.64%


*Annualized performance for periods greater than one year

Investors will remember 2001 as the year our country was attacked for the second time in a century and the economy plunged into recession as consumer confidence faltered. We are pleased to report that Fox's disciplined investment process enabled the Saratoga Advantage Trust Small Capitalization Portfolio to post solid positive returns over the last six and twelve months (+2.41% and +6.20%, respectively), versus the small-cap Russell 2000 Index (+0.9% and +0.3%, respectively). However, since the equity markets look to the future and not to the past, we envision an improved environment for coming periods.

The well-balanced nature of your diversified Portfolio served us well as the market's September 11th related swoon reversed in the last few months of 2001. As evidence of an economic recovery in the U.S. mounts, we are encouraged in that smaller companies tend to have greater relative exposure to the U.S. economy than do their larger counterparts. Moreover, in an environment of questionable accounting practices and increased financial statement scrutiny, the less-complex nature of smaller companies combined with their "cleaner" balance sheets should bode well for small-cap stocks. Most importantly, valuations of smaller companies continue to be at a discount to large-cap companies.

Indeed, history (while not guaranteeing the future) suggests that small-cap stocks will lead the current market out of recession as they have following the last three recessions. In the meantime, we continue to seek undervalued stocks whose businesses are in the midst of a secular uptrend. As signs of a U.S. economic recovery continue to emerge, we believe that the quality of our holdings and their reasonable valuations will serve your Portfolio well in coming periods.

1. The Morningstar Small Blend Average, as of February 28, 2002, consisted of 256 mutual funds comprised of small market capitalization stocks that fall between the highest and lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

     Past performance is not predictive of future performance.

                         INTERNATIONAL EQUITY PORTFOLIO
                                   Advised by:
                            Friends Ivory & Sime plc
                               Edinburgh, Scotland

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of the securities of companies domiciled outside of the United States.

                                       International
         Total Aggregate                   Equity           Morgan Stanley
      Return for the Period              Portfolio            EAFE Index
     Ended February 28, 2002             (Class B)         (U.S. Dollars)(1)
----------------------------------   ------------------   --------------------

  1/4/99 (inception) - 2/28/02*            -9.77%                -6.21%

        3/1/01 - 2/28/02                  -26.35%               -18.98%

        9/1/01 - 2/28/02                  -10.82%                -8.33%

*Annualized performance for periods greater than one year

Global equity markets faced a difficult period over the last six months. The general sell-off in the Technology, Media and Telecommunication sectors continued, as corporate earnings were downgraded and profit results continued to disappoint. The tragic attacks on the World Trade Center on September 11th came at a fragile moment, as fears of a sharp economic slowdown caused the major stock markets to weaken sharply. Immediately following the attacks sectors that were perceived to be directly affected by the terrorist events - insurers, airlines and hotel operators - were sold down the most sharply. However, sentiment improved later in the year, as a continuation of aggressive global interest rate cuts buoyed investors hopes of a U.S. led economic recovery in 2002. As we progressed into the New Year, encouraging economic data underlined the positive sentiment. Subsequent gains were led by technology stocks and cyclical areas - those perceived to be the greatest beneficiaries of any economic recovery. Asia-Pacific markets were the best performers over the period, recouping some of their long-run relative underperformance. In contrast, Japanese stocks were the key losers, adversely affected by the bleak domestic economic backdrop.

At the end of February 2002, the regional weightings of the Portfolio were as follows: 54.1% in Continental Europe, 23.5% in the U.K., 15.9% in Japan and 6.5% in the Asia-Pacific regions.



1. The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends. The Gross Domestic Product (GDP) version of the index is used above.

     Past performance is not predictive of future performance.

                        INVESTMENT QUALITY BOND PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey

Objective: Seeks current income and reasonable stability of principal through investment in a diversified portfolio of high quality, actively managed fixed income securities.

                                                                   Lipper
         Total Aggregate              Investment Quality     Short-Intermediate
      Return for the Period             Bond Portfolio        Investment Grade
     Ended February 28, 2002               (Class B)         Debt Funds Index(1)
----------------------------------    --------------------   -------------------

  1/4/99 (inception) - 2/28/02*              4.96%                  5.96%

        3/1/01 - 2/28/02                     5.85%                  6.60%

        9/1/01 - 2/28/02                     2.50%                  2.32%

*Annualized performance for periods greater than one year

The Saratoga Advantage Trust Investment Quality Bond Portfolio seeks to provide income by investing primarily in investment grade bonds with maturities between two and ten years. Due to the historically large yield advantage of Government Agency and Corporate bonds over Treasuries, Corporate and Government Agency securities currently comprise approximately 89% of the Portfolio at this time. In the 12 months ended February 28, 2002, the Portfolio distributed dividends of $0.42 per share.

The fixed income markets experienced a turbulent first quarter, 2002 as investors appeared to have become increasingly convinced that an economic recovery was unfolding and that the next action from the Federal Reserve would be to tighten monetary policy by raising short-term interest rates. Fox will continue to focus on those instruments that offer improving credit quality and liquidity. Due to the challenge of trying to preserve principal in the current volatile market environment, Fox is maintaining a moderate investment posture with an average maturity of 7.5 years and an average duration of 3.09 years in the Portfolio.

Other Portfolio statistics as of February 28, 2002 are as follows: Average weighted yield-to-maturity was 4.9%, average weighted coupon was 6.9% and the average Moody's Rating was A1 with 28 fixed income issues held.

1. The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Investors may not invest directly in the Index.

     Past performance is not predictive of future performance.

                            MUNICIPAL BOND PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York

Objective: Seeks a high level of interest income exempt from federal income taxation consistent with prudent investment management and the preservation of capital.

         Total Aggregate                                       Lipper General
      Return for the Period             Municipal Bond         Municipal Debt
     Ended February 28, 2002          Portfolio (Class B)      Funds Index(1)
----------------------------------    -------------------    ------------------

  1/4/99 (inception) - 2/28/02*              3.19%                  4.26%

        3/1/01 - 2/28/02                     3.96%                  5.77%

        9/1/01 - 2/28/02                     0.49%                  0.87%


*Annualized performance for periods greater than one year

After eleven Federal Reserve easings during 2001 and bond yields falling throughout the year, recent signs of economic recovery have reversed the good fortunes of the bond market and, during the past month, yields have begun to rise. The 10-year Treasury yield has risen nearly 1 percentage point over the past six months while 10 year municipal yields have risen nearly 1/2 of a percentage point over the same period. Though inflation is still quite tepid, the perceptible improvement in the housing, manufacturing and retail sectors has sent yields higher. Furthermore, there are indications that foreign economies, particularly Europe and Japan, have also begun to improve. Despite the recent weakness in the bond market, demand for municipal securities continues to be strong as favorable demographics in the form of baby boomers saving for retirement has supported the municipal market.

In the Portfolio, we continue to favor very high quality insured municipal bonds which accounts for the 76% weighting in AAA municipals. We continue to invest in the steepest part of the yield curve which encompasses 15 to 20 year maturities. The average maturity of the Portfolio is 18 years. As in the past, we have focused on the sectors that we deem undervalued. Currently, 47% of the Portfolio is invested in healthcare and housing bonds.

Though yields may continue to rise, we believe that demographics which favor savers, continuing tame inflation, and a volatile stock market will be supportive of the bond market. In particular, we believe that municipal bonds still provide compelling after tax value versus taxable fixed income securities.

1. The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Investors may not invest directly in the Index.

     Past performance is not predictive of future performance.

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                   Advised by:
                           Sterling Capital Management
                            Charlotte, North Carolina


Objective: Seeks maximum current income, consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities issued by the United States Government, its agencies and instrumentalities and related repurchase agreements.

                                   U.S. Government Money       90 Day T-Bills
             7-Day                   Market Portfolio         Average Discount
        Compound Yield                   (Class B)                 Yield
--------------------------------   ---------------------    --------------------

            2/28/02                        1.59%                   1.73%

        Total Aggregate            U.S. Government Money    Lipper U.S. Treasury
     Return for the Period           Market Portfolio              Money
    Ended February 28, 2002              (Class B)             Market Index(1)
--------------------------------   ---------------------    --------------------

 1/4/99 (inception) - 2/28/02*             3.27%                   4.28%

       3/1/01 - 2/28/02                    2.00%                   2.84%

       9/1/01 - 2/28/02                    0.61%                   0.96%

*Annualized performance for periods greater than one year

By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share.

The Portfolio was invested primarily in U.S. Government Agency notes as of February 28, 2002. The average dollar-weighted Portfolio maturity was 83 days compared with a maximum allowable maturity of 90 days. During the last six months, the average dollar-weighted maturity was 79 days.

In the last six months the Federal Reserve lowered rates by two percentage points. Recently, however, Fed Chairman Greenspan has indicated that an economic recovery is now underway. Sterling believes that short-term rates will be higher over the next six months and is shortening the average maturity of the Portfolio to benefit from rising rates.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1. The Lipper U.S. Treasury Money Market Funds Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

     Past performance is not predictive of future results.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO


         SHARES                                                                                           VALUE
-------------------------                                                                          --------------------
                                 COMMON STOCKS  (97.07%):
                                 AEROSPACE & DEFENSE  (1.19%):
                  21,200         Boeing Company                                                 $              974,352
                                                                                                   --------------------

                                 BANKING  (7.01%):
                  87,507         FleetBoston Financial Corp.                                                 2,920,994
                  96,200         J.P. Morgan Chase & Co.                                                     2,813,860
                                                                                                   --------------------
                                                                                                             5,734,854
                                                                                                   --------------------

                                 BROADCAST SERVICES AND PROGRAMMING  (2.35%):
                  41,300         Clear Channel Communications, Inc. (a)                                      1,925,406
                                                                                                   --------------------


                                 COMPUTER HARDWARE  (1.49%):
                 112,000         EMC Corp. (a)                                                               1,220,800
                                                                                                   --------------------

                                 COMPUTER SOFTWARE  (0.92%):
                  12,950         Microsoft Corp. (a)                                                           755,503
                                                                                                   --------------------

                                 COSMETIC/TOILETRIES  (1.54%):
                  36,900         Gillette Co.                                                                1,261,611
                                                                                                   --------------------

                                 DRUGS/MEDICAL PRODUCTS  (2.07%):
                  36,100         Bristol Myers Squibb Company                                                1,696,700
                                                                                                   --------------------

                                 ELECTRIC - INTEGRATED  (0.44%):
                  17,000         Nisource, Inc.                                                                356,830
                                                                                                   --------------------

                                 FINANCIAL SERVICES  (20.59%):
                  59,000         Citigroup, Inc.                                                             2,669,760
                  86,100         Federal Home Loan Mortgage Corp.                                            5,488,033
                  11,200         Federal National Mortgage Association                                         876,400
                  51,500         Household International, Inc.                                               2,652,260
                  15,600         Morgan Stanley Dean Witter & Co.                                              766,272
                  93,660         Wells Fargo & Co.                                                           4,392,674
                                                                                                   --------------------
                                                                                                            16,845,399
                                                                                                   --------------------

                                 INSURANCE  (6.47%):
                  25,200         IMS Health, Inc. (a)                                                          504,000
                  69,700         John Hancock Financial Services, Inc.                                       2,677,187
                  47,100         Principal Financial Group                                                   1,147,356
                  34,100         Unumprovident Corp. (a)                                                       965,712
                                                                                                   --------------------
                                                                                                             5,294,255
                                                                                                   --------------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO


         SHARES                                                                                           VALUE
-------------------------                                                                          --------------------
                                       MEDIA/BROADCASTING  (1.48%):
                  46,200               EchoStar Communications Corp. (a)                         $            1,206,744
                                                                                                    --------------------

                                       METAL - ALUMINUM  (3.67%):
                  74,000               Alcan Aluminum, Ltd.                                                   2,999,970
                                                                                                    --------------------

                                       MULTIMEDIA  (0.88%):
                  29,000               AOL Time Warner, Inc. (a)                                                719,200
                                                                                                    --------------------

                                       NETWORKING PRODUCTS  (0.72%):
                  41,000               Cisco Systems, Inc. (a)                                                  585,070
                                                                                                    --------------------

                                       OIL AND GAS DRILLING  (1.43%):
                  41,800               Transocean Sedco Forex, Inc.                                           1,170,818
                                                                                                    --------------------

                                       OIL AND GAS EXPLORATION SERVICES (2.56%):
                  21,600               Anadarko Petroleum Corp.                                               1,125,360
                  18,300               Apache Corp. (a)                                                         965,325
                                                                                                    --------------------
                                                                                                              2,090,685
                                                                                                    --------------------

                                       OIL/GAS  (5.33%):
                  22,759               Chevrontexaco Corp.                                                    1,921,770
                  39,400               Halliburton Co.                                                          648,524
                  16,100               Kerr-Mcgee Corp. (a)                                                     890,169
                  15,200               Phillips Petroleum Co. (a)                                               898,472
                                                                                                    --------------------
                                                                                                              4,358,935
                                                                                                    --------------------

                                       PHARMACEUTICALS  (2.38%):
                  12,500               American Home Products Corp.                                             794,375
                  33,500               Schering-Plough Corp.                                                  1,155,415
                                                                                                    --------------------
                                                                                                              1,949,790
                                                                                                    --------------------

                                       PIPELINES  (3.07%):
                  64,200               El Paso Corp.                                                          2,508,936
                                                                                                    --------------------

                                       POWER/UTILITY  (7.61%):
                  57,400               Duke Energy Corp.                                                      2,026,220
                  85,200               Exelon Corp.                                                           4,198,667
                                                                                                    --------------------
                                                                                                              6,224,887
                                                                                                    --------------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO


         SHARES                                                                                           VALUE
-------------------------                                                                          --------------------
                                       RETAIL  (13.07%):
                 105,700               CVS Corp.                                                 $            2,887,734
                  49,000               Dollar General Corp.                                                     722,750
                  69,400               Gap, Inc.                                                                830,718
                  96,400               Kroger Co. (a)                                                         2,135,260
                  22,900               Mattel, Inc.                                                             433,955
                 140,900               McDonalds Corp.                                                        3,677,490
                                                                                                    --------------------
                                                                                                             10,687,907
                                                                                                    --------------------


                                       SATELLITE TELECOMMUNICATIONS (1.40%):
                  77,900               General Motors Corp. - Class H (a)                                     1,149,025
                                                                                                    --------------------

                                       TELECOMMUNICATIONS  (8.35%):
                  41,100               SBC Communications, Inc.                                               1,555,224
                  95,300               Sprint Corp.                                                           1,342,777
                  21,600               Verizon Communications, Inc.                                           1,010,880
                 381,000               WorldCom, Inc. (a)                                                     2,865,120
                   7,640               Worldcom, Inc. - MCI Group (a)                                            52,640
                                                                                                    --------------------
                                                                                                              6,826,641
                                                                                                    --------------------

                                       WASTE DISPOSAL  (1.05%):
                  32,500               Waste Management, Inc.                                                   855,075
                                                                                                    --------------------

                                                                                                    --------------------
Total Common Stocks (Cost $82,490,849)                                                           $           79,399,393
                                                                                                    --------------------

       PRINCIPAL
         AMOUNT
-------------------------

                      SHORT-TERM GOVERNMENT NOTES - (2.96%)
$    2,425,000        Federal Home Loan Bank, 1.80% due 3/1/02                                                2,424,879
                                                                                                    --------------------

                                                                                                    --------------------
Total Short-Term Government Notes (Cost $2,424,879)                                              $            2,424,879
                                                                                                    --------------------


Total Investments (Cost $84,915,849)                 100.03%                                     $           81,824,272
                                                                                                    --------------------
Liabilities in Excess of Other Assets                (0.03)%                                                   (27,881)
                                                                                                    --------------------
NET ASSETS                                           100.00%                                     $           81,796,391
                                               ==============                                       ====================



(a) Non-income producing securities.
See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                            COMMON STOCKS  (98.52%):
                            ADVERTISING  (2.66%):
             19,000         Omnicom Group                                                   $        1,777,260
                                                                                               ----------------

                            BIOMEDICAL  (2.12%):
             30,000         Genentech, Inc. (a)                                                      1,416,000
                                                                                               ----------------

                            COMPUTER HARDWARE  (3.93%):
             65,000         EMC Corp. (a)                                                              708,500
            100,000         Sun Microsystems, Inc. (a)                                                 851,000
             30,000         Veritas Software Corp. (a)                                               1,064,700
                                                                                               ----------------
                                                                                                     2,624,200
                                                                                               ----------------

                            COMPUTER SOFTWARE  (8.02%):
             40,000         Microsoft Corp. (a)                                                      2,333,600
             90,000         Oracle Corp. (a)                                                         1,495,800
             55,000         Siebel Systems, Inc. (a)                                                 1,526,800
                                                                                               ----------------
                                                                                                     5,356,200
                                                                                               ----------------

                            DATA PROCESSING SERVICES  (1.89%):
             24,000         Automatic Data Processing, Inc. (a)                                      1,265,040
                                                                                               ----------------

                            ELECTRONICS  (6.68%):
            105,000         Intel Corp. (a)                                                          2,997,750
             50,000         Texas Instruments, Inc.                                                  1,467,500
                                                                                               ----------------
                                                                                                     4,465,250
                                                                                               ----------------

                            FINANCIAL SERVICES  (10.79%):
            112,500         Charles Schwab Corp.                                                     1,467,000
             45,000         Citigroup, Inc.                                                          2,036,250
             27,000         Goldman Sachs Group, Inc.                                                2,185,380
             30,000         State Street Corp.                                                       1,521,000
                                                                                               ----------------
                                                                                                     7,209,630
                                                                                               ----------------

                            INSURANCE  (6.20%):
             26,000         American International Group, Inc.                                       1,923,220
             21,000         Marsh & McLennan Companies, Inc.                                         2,216,550
                                                                                               ----------------
                                                                                                     4,139,770
                                                                                               ----------------

                            MANUFACTURING  (8.63%):
            102,000         General Electric Co.                                                     3,927,000
             25,000         Illinois Tool Works, Inc.                                                1,839,000
                                                                                               ----------------
                                                                                                     5,766,000
                                                                                               ----------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                            MINING  (2.29%):
             13,000         Minnesota Mining & Manufacturing Co.                            $        1,533,090
                                                                                               ----------------


                            MULTIMEDIA  (4.11%):
             45,000         AOL Time Warner, Inc. (a)                                                1,116,000
             35,000         Viacom, Inc.  Class B (a)                                                1,629,250
                                                                                               ----------------
                                                                                                     2,745,250
                                                                                               ----------------

                            NETWORKING PRODUCTS  (3.31%):
            155,000         Cisco Systems, Inc. (a)                                                  2,211,850
                                                                                               ----------------

                            OIL/GAS  (1.55%):
             25,000         Exxon Mobil Corp.                                                        1,032,500
                                                                                               ----------------

                            PHARMACEUTICALS  (16.79%):
             27,000         American Home Products Corp.                                             1,715,850
             22,000         GlaxoSmithKline PLC, ADR                                                 1,076,900
             30,000         Johnson & Johnson                                                        1,827,000
             90,000         Pfizer, Inc.                                                             3,686,400
             37,000         Pharmacia Corp.                                                          1,518,850
             40,000         Schering-Plough Corp.                                                    1,379,600
                                                                                               ----------------
                                                                                                    11,204,600
                                                                                               ----------------

                            RETAIL  (9.98%):
             37,000         Costco Wholesale Corp. (a)                                               1,526,620
             35,000         Home Depot, Inc.                                                         1,750,000
             30,000         Wal-Mart Stores, Inc.                                                    1,860,300
             38,000         Walgreen Co.                                                             1,529,120
                                                                                               ----------------
                                                                                                     6,666,040
                                                                                               ----------------
                            SEMICONDUCTOR  (6.25%):
             45,000         Applied Materials, Inc. (a)                                              1,956,150
             28,000         Broadcom Corp. (a)                                                         858,200
             32,000         Novellus Systems, Inc. (a)                                               1,362,880
                                                                                               ----------------
                                                                                                     4,177,230
                                                                                               ----------------

                            SHIPPING/TRANSPORTATION  (2.73%):
             31,000         United Parcel Service, Inc., Class B                                     1,827,140
                                                                                               ----------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                            TELECOMMUNICATIONS EQUIPMENT & PRODUCTS (0.62%):
             85,000         JDS Uniphase Corp. (a)                                         $           412,250
                                                                                              -----------------

                                                                                              -----------------
Total Common Stocks (Cost $65,976,119)                                                     $        65,829,300
                                                                                              -----------------


Total Investments (Cost $65,976,119)             98.52%                                    $        65,829,300
                                                                                              -----------------
Other Assets in Excess of Liabilities             1.48%                                                988,086
                                                                                              -----------------
NET ASSETS                                      100.00%                                    $        66,817,386
                                            ============                                      =================



(a) Non-income producing securities.

See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                                 COMMON STOCKS  (100.25%)
                                 AUTOMOTIVE EQUIPMENT & MANUFACTURING (3.11%)
                24,000           Borg Warner, Inc.                                            $           1,443,600
                                                                                                 -------------------

                                 BIOTECHNOLOGY  (1.87%)
                21,000           Cambrex Corp.                                                              869,190
                                                                                                 -------------------

                                 CHEMICALS  (2.98%)
                83,000           RPM, Inc.                                                                1,386,100
                                                                                                 -------------------

                                 CONSTRUCTION  (5.94%)
                32,300           Granite Construction, Inc.                                                 695,419
                20,000           Insituform Technologies - Class A (a)                                      494,000
                38,000           Lafarge Corp.                                                            1,570,920
                                                                                                 -------------------
                                                                                                          2,760,339
                                                                                                 -------------------

                                 CONTAINERS & PACKAGING  (2.76%)
                37,000           AptarGroup, Inc.                                                         1,280,200
                                                                                                 -------------------

                                 DIVERSIFIED MANUFACTURING  (3.93%)
                37,000           Teleflex, Inc.                                                           1,827,060
                                                                                                 -------------------

                                 ELECTRICAL PRODUCTS  (8.20%)
                60,000           Baldor Electric Co.                                                      1,275,000
                66,000           Belden, Inc.                                                             1,394,580
                98,000           Cable Design Technologies Corp. (b)                                      1,136,800
                                                                                                 -------------------
                                                                                                          3,806,380
                                                                                                 -------------------

                                 ELECTRONIC COMPONENTS  (6.04%)
                72,000           Bel Fuse Inc., Class B                                                   1,653,120
                30,000           Excel Technology, Inc. (a)                                                 501,000
                30,000           Technitrol, Inc.                                                           653,400
                                                                                                 -------------------
                                                                                                          2,807,520
                                                                                                 -------------------

                                 ENERGY & UTILITIES  (5.52%)
                53,000           NUI Corp.                                                                1,203,630
                61,000           Questar Corp.                                                            1,362,130
                                                                                                 -------------------
                                                                                                          2,565,760
                                                                                                 -------------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                                 HOUSEHOLD PRODUCTS  (6.29%)
                60,000           Church & Dwight Co., Inc.                                   $           1,854,000
                32,000           Libbey, Inc.                                                            1,068,800
                                                                                                -------------------
                                                                                                         2,922,800
                                                                                                -------------------

                                 INSURANCE - LIFE & HEALTH  (2.88%)
                43,000           Protective Life Corp.                                                   1,335,580
                                                                                                -------------------

                                 MACHINERY  (0.67%)
                 8,000           Kennametal, Inc.                                                          309,120
                                                                                                -------------------

                                 MANUFACTURING  (4.06%)
                54,000           Clarcor, Inc.                                                           1,518,480
                41,000           Wolverine Tube, Inc. (a)                                                  369,000
                                                                                                -------------------
                                                                                                         1,887,480
                                                                                                -------------------

                                 MEDICAL PRODUCTS  (6.21%)
                52,500           Dentsply International, Inc.                                            1,741,425
                28,000           PolyMedica, Corp. (a)                                                     594,720
                19,000           West Pharmaceutical Services, Inc.                                        550,050
                                                                                                -------------------
                                                                                                         2,886,195
                                                                                                -------------------

                                 OIL/GAS  (9.11%)
                29,000           Newfield Exploration Co. (a)                                            1,052,410
                43,000           Piedmont Natural Gas Co., Inc.                                          1,376,430
                52,000           Vintage Petroleum, Inc.                                                   546,000
                66,500           XTO Energy, Inc.                                                        1,252,860
                                                                                                -------------------
                                                                                                         4,227,700
                                                                                                -------------------

                                 REAL ESTATE INVESTMENT TRUSTS  (1.04%)
                15,400           Mack-Cali Realty Corp.                                                    484,330
                                                                                                -------------------

                                 RESTAURANTS  (6.72%)
                36,150           Applebee's International, Inc.                                          1,304,292
                51,000           Outback Steakhouse, Inc. (a)                                            1,818,660
                                                                                                -------------------
                                                                                                         3,122,952
                                                                                                -------------------

                                 RETAIL  (10.26%)
                73,000           Claire's Stores, Inc.                                                   1,384,080
                19,000           Footstar, Inc. (a)                                                        528,200
               115,000           ShopKo Stores, Inc. (a)                                                 1,621,500
                47,200           Supervalu, Inc.                                                         1,224,840
                                                                                                -------------------
                                                                                                         4,758,620
                                                                                                -------------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                                 SCIENTIFIC & TECHNICAL INSTRUMENTS (1.78%)
                33,000           Veeco Instruments, Inc. (a)                                 $             825,330
                                                                                                -------------------

                                 SEMICONDUCTOR INDUSTRY  (3.58%)
                39,000           Actel Corp. (a)                                                           699,270
                37,600           ATMI, Inc. (a)                                                            963,312
                                                                                                -------------------
                                                                                                         1,662,582
                                                                                                -------------------

                                 TECHNOLOGY  (1.86%)
                40,000           LTX Corp. (a)                                                             864,000
                                                                                                -------------------

                                 TRUCKING  (5.44%)
                65,000           Arkansas Best Corp. (a)                                                 1,743,300
                21,000           Roadway Express, Inc.                                                     785,400
                                                                                                -------------------
                                                                                                         2,528,700
                                                                                                -------------------

                                                                                                -------------------
Total Common Stocks (Cost $43,686,270)                                                       $          46,561,538
                                                                                                -------------------

      PRINCIPAL
        AMOUNT                                                                                        VALUE
-----------------------                                                                         -------------------

                                 REPURCHASE AGREEMENTS  (2.00%)
         $     929,000           State Street Bank & Trust Company, at 6.50%,                $             929,000
                                                                                                -------------------
                                 purchased on 2/28/02, due 3/1/02 with a maturity
                                 value of $929,017 (collateralized fully by various
                                 U.S. Government Agency Obligations)

                                                                                                -------------------
Total Repurchase Agreements (Cost $929,000)                                                  $             929,000
                                                                                                -------------------



Total Investments (Cost $44,615,270)                            102.25%                      $          47,490,538
                                                                                                -------------------
Liabilities in Excess of Other Assets                           (2.25)%                                (1,042,496)
                                                                                                -------------------
NET ASSETS                                                      100.00%                      $          46,448,042
                                                        ================                        ===================



(a) Non-income producing securities.

See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                               COMMON STOCKS  (101.78%):
                               AUSTRALIA  (2.73%):

                               BANKING  (2.73%):
              9,890            Australia & New Zealand Banking Group, Ltd., ADR                  $         470,764
                                                                                                    ---------------

                               FINLAND  (3.93%):

                               TELECOMMUNICATIONS  (3.93%):
             31,840            Nokia Corp., Sponsored ADR                                                  676,673
                                                                                                    ---------------

                               FRANCE  (15.27%):

                               COMMUNICATIONS & MEDIA  (3.51%):
             15,583            Vivendi Universal SA, ADR                                                   604,929
                                                                                                    ---------------

                               INSURANCE-MULTI-LINE  (1.90%):
             17,800            AXA,  ADR                                                                   328,232
                                                                                                    ---------------

                               OIL & GAS  (3.15%):
              7,385            TOTAL Fina Elf S.A.,  ADR                                                   543,167
                                                                                                    ---------------

                               PHARMACEUTICALS  (6.71%):
             15,600            Aventis, ADR                                                              1,156,740
                                                                                                    ---------------

                                                                                                    ---------------
                                                                                                         2,633,068
                                                                                                    ---------------
                               GERMANY  (11.00%):

                               BANKING  (2.15%):
              6,310            Deutsche Banc AG, ADR                                                       371,280
                                                                                                    ---------------

                               COMPUTER SOFTWARE: (2.87%)
             14,494            SAP AG,  ADR                                                                495,260
                                                                                                    ---------------

                               DIVERSIFIED MANUFACTURING OPERATIONS  (3.24%):
              9,445            Siemens AG, ADR (b)                                                         557,986
                                                                                                    ---------------

                               INSURANCE  (2.74%):
             21,092            Allianz AG, ADR                                                             472,153
                                                                                                    ---------------

                                                                                                    ---------------
                                                                                                         1,896,679
                                                                                                    ---------------
                               HONG KONG  (3.07%):

                               CLOSED END FUNDS  (3.07%):
             61,000            iShares MSCI Hong Kong                                                      528,870
                                                                                                    ---------------

                               JAPAN  (16.14%):

                               AUDIO/VIDEO PRODUCTS  (1.44%):
              5,376            Sony Corp., ADR                                                             248,371
                                                                                                    ---------------

                               AUTOMOBILES & TRUCKS  (1.24%):
              4,157            Toyota Motor Corp., ADR                                                     213,878
                                                                                                    ---------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                              BANKING & FINANCE  (1.58%):
            44,545            Mitsubishi Tokyo Financial Group, Inc. ADR                         $         272,170
                                                                                                    ---------------

                              COSMETICS/TOILETRIES  (2.23%):
             2,047            Kao Corp., ADR                                                               384,697
                                                                                                    ---------------

                              FINANCE  (1.66%):
             7,554            Orix Corp.,  ADR                                                             286,297
                                                                                                    ---------------

                              IDENTIFICATION SYS/DEV  (1.60%):
             3,101            Secom Co., Ltd.,  ADR                                                        275,747
                                                                                                    ---------------

                              OFFICE EQUIPMENT  (2.47%):
            12,282            Canon, Inc.,  ADR                                                            425,448
                                                                                                    ---------------

                              RETAIL  (1.97%):
            11,040            Seven-Eleven Japan Ltd.,  ADR                                                339,057
                                                                                                    ---------------

                              SOFTWARE & COMPUTER SERVICES  (0.69%):
             5,396            Trend Micro, Inc., ADR                                                       118,712
                                                                                                    ---------------

                              TELECOMMUNICATIONS  (1.26%):
            13,578            Nippon Telegraph and Telephone Corp., ADR                                    217,384
                                                                                                    ---------------

                                                                                                    ---------------
                                                                                                         2,781,761
                                                                                                    ---------------

                              NETHERLANDS  (8.60%):

                              ELECTRONICS  (2.39%):
            15,874            Koninklijke Philips Electronics NV                                           412,089
                                                                                                    ---------------

                              MULTI-MEDIA  (4.42%):
            25,750            VNU NV,  ADR                                                                 761,737
                                                                                                    ---------------

                              TRANSPORT - AIR FREIGHT  (1.79%):
            15,164            TPG NV, ADR                                                                  308,739
                                                                                                    ---------------

                                                                                                    ---------------
                                                                                                         1,482,565
                                                                                                    ---------------
                              SPAIN  (8.65%):

                              BANKING  (5.22%):
            43,250            Banco Bilbao Vizcaya Argentari, ADR                                          503,431
            49,587            Banco Santander Central Hispano Americano, ADR                               396,200
                                                                                                    ---------------
                                                                                                           899,631
                                                                                                    ---------------

                              TELECOMMUNICATIONS  (3.43%):
            16,841            Telefonica, ADR (a)                                                          590,958
                                                                                                    ---------------
                                                                                                         1,490,589
                                                                                                    ---------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                              SWITZERLAND  (7.67%):

                              FOOD PRODUCTS  (5.15%):
            16,078            Nestle, ADR                                                        $         887,903
                                                                                                    ---------------

                              HUMAN SERVICES  (2.52%):
            29,000            Adecco, ADR                                                                  434,939
                                                                                                    ---------------

                                                                                                    ---------------
                                                                                                         1,322,842
                                                                                                    ---------------

                              TAIWAN  (0.78%):

                              SEMICONDUCTORS  (0.78%):
             8,310            Taiwan Semiconductor Manufacturing Co. Ltd. ADR                              135,038
                                                                                                    ---------------

                              UNITED KINGDOM  (23.94%):

                              BANKING  (4.06%):
             5,800            Barclays PLC, ADR                                                            700,060
                                                                                                    ---------------

                              BEVERAGES  (2.64%):
             9,560            Diageo PLC - ADR                                                             454,601
                                                                                                    ---------------

                              FINANCIAL SERVICES  (3.52%):
            10,830            HSBC Holdings PLC, ADR                                                       607,130
                                                                                                    ---------------

                              MULTI-MEDIA  (0.94%):
             3,670            Reuters Group PLC, ADR                                                       161,700
                                                                                                    ---------------

                              OIL & GAS  (4.08%):
            16,832            Shell Transport & Trading Co., ADR                                           703,409
                                                                                                    ---------------

                              PHARMACEUTICALS  (4.16%):
            14,638            GlaxoSmithKline PLC, ADR                                                     716,530
                                                                                                    ---------------

                              TELECOMMUNICATIONS  (4.54%):
            41,320            Vodafone Group PLC, ADR                                                      785,079
                                                                                                    ---------------

                                                                                                    ---------------
                                                                                                         4,128,509
                                                                                                    ---------------

                                                                                                    ---------------
Total Common Stocks (Cost $22,699,816)                                                           $      17,547,358
                                                                                                    ---------------


Total Investments (Cost $22,699,816)                             101.78%                         $      17,547,358
                                                                                                    ---------------
Liabilities in Excess of Other Assets                            (1.78)%                                 (307,670)
                                                                                                    ---------------
NET ASSETS                                                       100.00%                         $      17,239,688
                                                        =================                           ===============


SUMMARY OF ABBREVIATIONS:
(a) - Non-incoming producing securities.
ADR - American Depository Receipt

See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO


     PRINCIPAL
      AMOUNT                                                                                                   VALUE
--------------------                                                                                    --------------------
                              ASSET BACKED SECURITIES  (1.68%):
        $   477,683           Residential Asset Securities Corp.,                                      $          483,377
                                                                                                          ----------------
                              Series 1999-KS2, Class A14, 6.80%, 10/25/23

                                                                                                          ----------------
                              Total Asset Backed Securities (Cost $484,848)                                       483,377
                                                                                                          ----------------

                              CORPORATE NOTES & BONDS  (63.05%):
                              AUTOMOTIVE  (5.21%):
          1,500,000           TRW, Inc., 6.05%, 1/15/05                                                         1,502,235
                                                                                                          ----------------

                              BANK, INSURANCE & FINANCE  (5.86%):
            623,724           PNC Mortgage Securities Corp., 6.75%, 10/25/28                                      635,806
          1,026,279           PNC Mortgage Securities Corp., 6.75%, 10/25/28                                    1,051,608
                                                                                                          ----------------
                                                                                                                1,687,414
                                                                                                          ----------------

                              CHEMICALS  (5.41%):
          1,500,000           ICI Wilmington, Inc., 6.95%, 9/15/04                                              1,558,470
                                                                                                          ----------------

                              ELECTRIC UTILITIES  (13.94%):
          1,000,000           Detroit Edison Co., 7.50%, 2/1/05                                                 1,071,819
          1,000,000           Jersey Central Power & Light, 6.38%, 5/1/03                                       1,020,920
            600,000           Public Service Electric & Gas Co., 5.63%, 6/1/03                                    632,028
            550,000           South Carolina Electric & Gas Co., 7.50%, 6/15/05                                   592,999
            700,000           Southern California Edison, 5.88%, 1/15/01                                          698,250
                                                                                                          ----------------
                                                                                                                4,016,016
                                                                                                          ----------------

                              ELECTRONIC COMPONENTS & SEMICONDUCTORS  (4.16%):
          1,200,000           Avnet, Inc.                                                                       1,199,064
                                                                                                          ----------------

                              ENERGY  (1.06%):
            300,000           Shell Oil Co., 6.70%,  8/15/02                                                      305,826
                                                                                                          ----------------

                              FINANCIAL SERVICES  (8.34%):
          1,000,000           Associates Corp. North America, 6.63%, 6/15/05                                    1,057,550
            203,948           Bellsouth Savings & Security Employee Stock Option Plan,                            212,302
                              MTN, Series A, 9.13%, 7/1/03
            122,107           Bellsouth Savings & Security Employee Stock Option Plan, MTN,                       127,504
                              Series A, 9.13%, 7/1/03
            750,000           BHP Finance USA, 7.88%, 12/1/02                                                     775,965
             39,963           Copelco Capital Funding Corp., Series 1999-B, Class A3,                              40,195
                              6.61%, 12/18/02
            183,843           Guaranteed Export Trust, 6.28%. , 6/15/04                                           189,351
                                                                                                          ----------------
                                                                                                                2,402,867
                                                                                                          ----------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO


     PRINCIPAL
      AMOUNT                                                                                                   VALUE
--------------------                                                                                    --------------------
                              FOREST & PAPER PRODUCTS  (5.31%):
       $  1,500,000           Scott Paper Co.                                                          $        1,530,420
                                                                                                          ----------------

                              MULTIMEDIA  (3.52%):
          1,000,000           Westinghouse Electric Corp., 8.38%, 6/15/02                                       1,015,480
                                                                                                          ----------------

                              OIL/GAS  (0.99%):
            275,000           Amoco Canada Co., 7.25%, 12/1/02                                                    284,111
                                                                                                          ----------------

                              PHARMACEUTICALS  (3.80%):
          1,000,000           American Home Products, 7.90%, 2/15/05                                            1,094,610
                                                                                                          ----------------

                              TECHNOLOGY  (3.60%):
          1,000,000           Lockheed Martin Corp., 6.75%, 3/15/03                                             1,036,170
                                                                                                          ----------------

                              TELECOMMUNICATIONS  (1.86%):
            500,000           Bell Atlantic West Virginia, 7.00%, 8/15/04                                         536,170
                                                                                                          ----------------

                                                                                                          ----------------
                              Total Corporate Bonds (Cost $17,818,178)                                         18,168,853
                                                                                                          ----------------

                              U.S. GOVERNMENT AGENCY MORTGAGES  (23.73%):
                              FANNIE MAE  (8.39%)
          2,300,000           6.00%, 5/15/08                                                                    2,417,875
                                                                                                          ----------------

                              FREDDIE MAC  (15.34%)
          1,000,000           5.13%, 10/15/08                                                                   1,000,620
          3,000,000           7.63%, 5/14/10, Series EA10                                                       3,418,590
                                                                                                          ----------------
                                                                                                                4,419,210
                                                                                                          ----------------

                                                                                                          ----------------
                              Total U.S. Government Agency Mortgages (Cost $6,476,983)                          6,837,085
                                                                                                          ----------------

                              U.S. TREASURY OBLIGATIONS  (9.90%):
                              U.S. TREASURY NOTE  (9.90%)
          2,700,000           5.63%, 5/15/08                                                                    2,852,712
                                                                                                          ----------------

                                                                                                          ----------------
                              Total U.S. Treasury Obligations (Cost $2,759,961)                                 2,852,712
                                                                                                          ----------------


Total Investments (Cost $27,539,970)                            98.36%                                 $       28,342,027
                                                                                                          ----------------
Other Assets in Excess of Liabilities                            1.64%                                            472,742
                                                       ================                                   ----------------
NET ASSETS                                                     100.00%                                 $       28,814,769
                                                       ================                                   ================


See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


   PRINCIPAL
     AMOUNT                                                                                                          VALUE
-----------------                                                                                               ----------------
                            MUNICIPAL BONDS (100.32%)

                            ARIZONA  (4.88%)

                            WATER/SEWER  (4.88%)
       $ 350,000            Sedona, Wastewater Municipal Property, Corporate Excise Tax Revenue,             $          335,787
                            4.75%, 7/1/27, Callable 7/1/08 @ 100, MBIA                                         ----------------

                            CALIFORNIA  (11.68%)

                            HOUSING  (4.90%)
         330,000            State Housing Financing Agency, Revenue, Single Family Mortgage                             337,219
                                                                                                                ----------------
                            Purchase Amount, Series A, Class I, 5.30%, 8/1/18,
                            Callable 2/1/08 @ 101.50, FHA

                            PUBLIC FACILITIES  (3.81%)
         250,000            State Public Works Board Lease Revenue, State University Projects,                          262,058
                                                                                                                ----------------
                            Series A, 5.38%, 10/1/17, Callable 10/1/06 @ 102

                            TURNPIKE/TOLL  (2.97%)
         200,000            Foothill/Eastern Corridor Agency, Toll Road Revenue, 5.75%, 1/15/40,                        204,370
                                                                                                                ----------------
                            Callable 1/15/10 @ 101

                                                                                                                ----------------
                                                                                                                        803,647
                                                                                                                ----------------

                            COLORADO  (6.21%)

                            HEALTH/HOSPITAL  (2.33%)
         150,000            Denver, City & County Revenue, Children's Hospital Association                              160,637
                                                                                                                ----------------
                            Project, 6.00%, 10/1/15, Callable 10/1/03 @ 102, FGIC

                            PUBLIC FACILITIES  (3.88%)
         250,000            Denver, City & County, Excise Tax Revenue, Colorado Convention                              266,820
                            Center Project, Series A, 5.50%, 9/1/17, Callable 3/1/11 @ 100, FSA                 ----------------

                                                                                                                ----------------
                                                                                                                        427,457
                                                                                                                ----------------

                            DISTRICT OF COLUMBIA  (3.37%)

                            PUBLIC FACILITIES  (3.37%)
         250,000            Washington, Convention Center Authority, Dedicated Tax Revenue,                             231,978
                            4.75%, 10/1/28, AMBAC                                                               ----------------

                            FLORIDA  (0.55%)

                            EDUCATION  (0.55%)
          35,000            Dade County School Board Certification Participation, Series A,                              37,965
                            5.75%, 5/1/12                                                                       ----------------

                            HAWAII  (5.06%)

                            GENERAL OBLIGATION  (5.06%)
         355,000            State, GO, Series CR, 4.75%, 4/1/18, Callable 4/1/08 @101                                   347,943
                                                                                                                ----------------

                            ILLINOIS  (5.07%)

                            HEALTH/HOSPITAL  (5.07%)
         350,000            State Health Facilities Authority Revenue, Northwestern Medical Facility                    349,188
                            Foundation, 5.00%, 11/15/18, Callable 5/15/08 @ 101                                 ----------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


   PRINCIPAL
     AMOUNT                                                                                                          VALUE
-----------------                                                                                               ----------------
                            KENTUCKY  (5.14%)

                            AIRPORT  (5.14%)
   $     350,000            Louisville & Jefferson County, Airport Authority, Airport System                 $          353,430
                            Revenue, Series A, 5.38%, 7/1/23, Callable 7/1/11 @ 101                             ----------------

                            LOUISIANA  (2.39%)

                            GENERAL OBLIGATION  (2.39%)
         150,000            New Orleans, GO, 6.13%, 10/1/16, Callable 10/1/05 @ 101, AMBAC                              164,526
                                                                                                                ----------------

                            MARYLAND  (4.68%)

                            WATER/SEWER  (4.68%)
         300,000            State Energy Funding Administration, Solid Waste Disposal,                                  322,239
                            LO Revenue, 6.30%, 12/1/10, Callable 12/1/06 @ 102                                  ----------------

                            MISSOURI  (0.37%)

                            HOUSING  (0.37%)
          25,000            State Housing Development Community Mortgage, Single Family Hous-                            25,529
                            ing Revenue, Series C, 6.90%, 7/1/18, Callable 1/1/02 @ 102, GNMA                   ----------------

                            NEBRASKA  (0.64%)

                            POWER/UTILITY  (0.64%)
          40,000            Omaha Public Power District, Electric Revenue, Series C, 5.50%, 2/1/14                       44,208
                                                                                                                ----------------

                            NEW HAMPSHIRE  (3.74%)

                            HEALTH/HOSPITAL  (3.74%)
         250,000            State Health & Education Facilities Authority Revenue, Dartmouth-                           257,408
                            Hitchcock Obligation Group, 5.50%, 8/1/27, Callable 8/1/12 @ 100                    ----------------

                            NORTH DAKOTA  (5.44%)

                            HOUSING  (5.44%)
         367,000            State Housing Financing Agency, Revenue, Housing Financing Program,                         374,347
                            Series C, 5.50%, 7/1/18, Callable 7/1/08 @ 102                                      ----------------

                            OHIO  (0.85%)

                            HEALTH/HOSPITAL  (0.85%)
          50,000            Lorain County, Hospital Revenue, Regional Medical Center, 7.75%,                             58,727
                            11/1/13, Callable 11/1/05 @ 102, AMBAC                                              ----------------

                            PENNSYLVANIA  (1.15%)

                            REVENUE  (1.15%)
          75,000            Philadelphia, Municipal Authority Revenue, Series A, 5.63%, 11/15/14,                        78,832
                            Callable 11/15/03 @ 102                                                             ----------------

                            PUERTO RICO  (1.07%)

                            POWER/UTILITY  (1.07%)
          65,000            Electric Power Authority, Revenue, Series X, 6.00%, 7/1/15,                                  73,557
                            Callable 7/1/05 @ 102                                                               ----------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


   PRINCIPAL
     AMOUNT                                                                                                          VALUE
-----------------                                                                                               ----------------
                            SOUTH CAROLINA  (8.76%)

                            HEALTH/HOSPITAL  (3.67%)
   $     250,000            Spartanburg County Health Services District, Inc., Hospital Revenue,             $          252,670
                            Series B, 5.13%, 4/15/17, Callable 4/15/07 @ 101, MBIA                              ----------------

                            POWER/UTILITY  (5.09%)
         350,000            Piedmont Municipal Power Agency Electric, Series A, 5.00%, 1/1/18,                          349,978
                            Callable 12/1/09 @100                                                               ----------------

                                                                                                                ----------------
                                                                                                                        602,648
                                                                                                                ----------------

                            TEXAS  (7.61%)

                            EDUCATION  (3.79%)
         250,000            Texas State University, System Revenue, 5.38%, 3/15/17,                                     260,682
                            Callable 3/15/10 @ 100, FSA                                                         ----------------

                            HOUSING  (3.08%)
         200,000            State Veterans Housing Assistance, GO, Series B, 5.75%, 12/1/13, FHA                        212,169
                                                                                                                ----------------

                            POWER/UTILITY  (0.74%)
          50,000            Brazos River Authority Revenue, 5.80%, 8/1/15, Callable 8/1/02 @ 100                         50,669
                                                                                                                ----------------

                                                                                                                ----------------
                                                                                                                        523,520
                                                                                                                ----------------

                            UTAH  (2.14%)

                            GENERAL OBLIGATION  (2.14%)
         150,000            Clearfield City, GO, 5.00%, 2/1/23, Callable 2/1/09 @ 100, MBIA                             147,510
                                                                                                                ----------------

                            VIRGINIA  (4.51%)

                            HOUSING  (4.51%)
         300,000            State Housing Development Authority, Revenue, Commonwealth                                  310,107
                            Mortgage, Series B, 5.40%, 1/1/15                                                   ----------------

                            WASHINGTON  (0.53%)

                            POWER/UTILITY  (0.53%)
          35,000            Seattle, Municipal Light & Power Revenue, Series A, 5.75%, 8/1/11                            36,334
                                                                                                                ----------------

                            WISCONSIN  (14.11%):

                            HEALTH/HOSPITAL  (10.18%):
         300,000            State Health & Educational Authority, Revenue, Aurora Health Care,                          297,660
                            Inc., 5.75%, 8/15/27, Callable 8/15/07 @ 102, MBIA

         400,000            State Health & Educational Facilities Authority, Revenue,                                   402,603
                            Waukesha Memorial Hospital, Series A, 5.25%, 8/15/19,                               ----------------
                            Callable 8/15/06 @ 102, AMBAC

                                                                                                                ----------------
                                                                                                                        700,263
                                                                                                                ----------------

                            HOUSING  (3.93%):
         260,000            State Housing & Economic Development Authority, Homeownership                               270,189
                            Revenue, Series F, 6.20%, 3/1/27, Callable 9/1/06 @ 102                             ----------------
                                                                                                                        970,452
                                                                                                                ----------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


   PRINCIPAL
     AMOUNT                                                                                                          VALUE
-----------------                                                                                               ----------------
                            WYOMING  (0.37%)

                            HOUSING  (0.37%)
  $       25,000            Community Development Authority Housing Revenue, Series 1,                       $           25,776
                            6.65%, 12/1/06, Callable 1/1/05 @ 102                                               ----------------

Total Municipal Bonds                                                                                        $        6,903,115
                                                                                                                ----------------


Total Investments (Cost $6,723,770)                               100.32%                                    $        6,903,115
                                                                                                                ----------------
Liabilities in Excess of Other Assets                             (0.32)%                                              (21,838)
                                                                                                                ----------------
NET ASSETS                                                        100.00%                                    $        6,881,277
                                                       ===================                                      ================


Summary of Abbreviations:
           AMBAC     Insured by AMBAC Indemnity Corporation
            FGIC     Insured by Financial Guaranty Insurance Corporation
             FHA     Federal Housing Administration
             FSA     Insured by Federal Security Assurance
            GNMA     Insured by Government National Mortgage Association
              GO     General Obligation
            MBIA     Insured by Municipal Bond Insurance Association
            PSFG     Permanent School Funding Guaranteed

See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO


    PRINCIPAL
      AMOUNT                                                                                                VALUE
-------------------                                                                                   ------------------
                              U.S. GOVERNMENT NOTES  (99.35%)
                              FEDERAL FARM CREDIT BANK  (5.34%)
      $  1,770,000            1.74%, 3/26/02                                                       $          1,767,861
                                                                                                      ------------------

                              FEDERAL HOME LOAN BANK  (9.56%)
         1,000,000            5.26%, 5/17/02                                                                  1,002,195
           105,000            1.60%, 5/23/02                                                                    104,613
         2,000,000            6.88%, 7/18/02                                                                  2,062,420
                                                                                                      ------------------
                                                                                                              3,169,228
                                                                                                      ------------------

                              FEDERAL HOME LOAN MORTGAGE DISCOUNT NOTES  (84.45%)
           385,000            1.70%, 3/5/02                                                                     384,927
         2,950,000            1.67%, 3/19/02                                                                  2,947,537
           255,000            3.74%, 3/22/02                                                                    254,444
           360,000            1.73%, 4/2/02                                                                     359,446
           450,000            1.71%, 4/3/02                                                                     449,295
         2,419,000            1.68%, 4/11/02                                                                  2,414,372
         1,070,000            1.71%, 4/12/02                                                                  1,067,865
            80,000            1.66%, 4/18/02                                                                     79,823
           870,000            1.66%, 4/18/02                                                                    867,970
         2,615,000            1.74%, 4/23/02                                                                  2,608,302
           560,000            1.74%, 4/24/02                                                                    558,538
         1,235,000            1.74%, 4/24/02                                                                  1,231,832
         1,655,000            1.71%, 4/26/02                                                                  1,650,598
           540,000            2.04%, 5/3/02                                                                     538,072
           175,000            1.73%, 5/8/02                                                                     174,428
           495,000            1.74%, 5/9/02                                                                     493,349
         1,000,000            5.50%, 5/15/02                                                                  1,002,568
         1,255,000            1.74%, 5/15/02                                                                  1,250,451
         4,430,000            1.74%, 5/22/02                                                                  4,412,442
         1,890,000            1.74%, 7/10/02                                                                  1,878,033
         2,000,000            6.63%, 8/15/02                                                                  2,057,960
         1,325,000            2.06%, 12/20/02                                                                 1,302,709
                                                                                                      ------------------
                                                                                                             27,984,961
                                                                                                      ------------------

                                                                                                      ------------------
                              Total U.S. Government Notes (Cost $32,922,050)                                 32,922,050
                                                                                                      ------------------

                              U.S. TREASURY BILLS  (0.86%)
           285,000            1.71%, 5/16/02                                                                    283,971
                                                                                                      ------------------

                                                                                                      ------------------
                              Total U.S. Treasury Bills (Cost $283,971)                                         283,971
                                                                                                      ------------------


Total Investments (Cost $33,206,021)                      100.21%                                  $         33,206,021
                                                                                                      ------------------
Liabilities in Excess of Other Assets                     (0.21)%                                              (69,054)
                                                                                                      ------------------
NET ASSETS                                                100.00%                                  $         33,136,967
                                                  ================                                    ==================


(a) Amortized cost for federal income tax and financial reporting purposes are the same.

See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                        ------------- ------------- -------------- -------------- -------------

                                           Large          Large                                    Investment
                                       Capitalization Capitalization    Small      International    Quality
                                            Value         Growth    Capitalization    Equity          Bond
                                          Portfolio      Portfolio     Portfolio     Portfolio      Portfolio
                                        ------------- ------------- -------------- -------------- -------------
Assets
    Investments, (including repurchase
    agreements of $0, $0, $929,000,
    $0, $0 $0, $0 respectively; note 1f),
    at value (cost - $84,915,849;
    $65,976,119;$44,615,270;
    $22,699.816; $27,539,970;
    $6,723,770; and $33,206,021,
    respectively; note 1a)               $81,824,272   $65,829,300    $47,490,538    $17,547,358   $28,342,027
  Cash                                           793       869,998            220              -             -
  Interest and dividends receivable          182,663        84,188         56,550         49,117       437,629
  Receivable for capital shares issued       205,262       108,200         54,385         27,046        82,920
  Prepaid expenses and other assets          210,632       118,407         63,244         84,569        69,231
                                        ------------- ------------- -------------- -------------- -------------
       Total Assets                       82,423,622    67,010,093     47,664,937     17,708,090    28,931,807
                                        ------------- ------------- -------------- -------------- -------------

Liabilities
  Payable to manager                          40,717        34,011         28,501         10,549        12,438
  Payable for investments purchased          386,747             -              -              -             -
  Payable for shares of beneficial
    interest redeemed                        187,645       148,406      1,181,804         41,158        46,385
  Administration fee payable                   8,436         7,059          4,842          1,813         1,923
  Other payables and accrued expenses          3,686         3,231          1,748        414,882        56,292
                                        ------------- ------------- -------------- -------------- -------------
       Total Liabilities                     627,231       192,707      1,216,895        468,402       117,038
                                        ------------- ------------- -------------- -------------- -------------

Net Assets
  Shares of beneficial interest at            50,272        45,201         41,875         21,260        27,590
    par value
  Paid-in-surplus                         88,831,092    76,398,050     44,316,611     25,823,233    27,748,722
  Accumulated undistributed net
    investment income (loss)                  23,077      (129,862)       (34,053)       (54,773)        1,895
  Accumulated net realized gain
    (losses) on investments               (4,016,473)   (9,349,184)      (751,659)    (3,397,574)      234,505
  Net unrealized appreciation
    (depreciation) on investments         (3,091,577)     (146,819)     2,875,268     (5,152,458)      802,057
                                        ------------- ------------- -------------- -------------- -------------
       Total Net Assets                  $81,796,391   $66,817,386    $46,448,042    $17,239,688   $28,814,769
                                        ============= ============= ============== ============== =============

Net Asset Value per Share
   Class I
   Net Assets                            $76,996,189   $62,729,341    $44,374,616    $16,309,947   $26,809,379
   Shares of beneficial interest
    outstanding                            4,725,281     4,235,503      3,994,911      2,008,211     2,566,924
                                        ------------- ------------- -------------- -------------- -------------
   Net asset value and offering price
    per Share                                 $16.29        $14.81         $11.11          $8.12        $10.44
                                        ============= ============= ============== ============== =============

Net Asset Value per Share
   Class B
   Net Assets                               $966,102      $791,840       $454,958       $186,647      $369,320
   Shares of beneficial interest
    outstanding                               60,788        55,191         42,353         23,604        35,381
                                        ------------- ------------- -------------- -------------- -------------
   Net asset value and offering price
    per Share                                 $15.90        $14.35         $10.74          $7.91        $10.44
                                        ============= ============= ============== ============== =============

Net Asset Value per Share
   Class C
   Net Assets                             $3,834,100    $3,296,205     $1,618,468       $743,094    $1,636,070
   Shares of beneficial interest
    outstanding                              241,133       229,272       $150,242         94,051       156,555
                                        ------------- ------------- -------------- -------------- -------------
   Net asset value and offering price
    per Share                                 $15.90        $14.38         $10.77          $7.90        $10.45
                                        ============= ============= ============== ============== =============


                                        ------------  --------------
                                                           U.S.
                                                        Government
                                          Municipal        Money
                                            Bond          Market
                                          Portfolio      Portfolio
                                        ------------  --------------
Assets
    Investments, (including repurchase
    agreements of $0, $0, $929,000,
    $0, $0 $0, $0 respectively; note 1f),
    at value (cost - $84,915,849;
    $65,976,119;$44,615,270;
    $22,699.816; $27,539,970;
    $6,723,770; and $33,206,021,
    respectively; note 1a)               $6,903,115     $33,206,021
  Cash                                            -           1,386
  Interest and dividends receivable          94,838          53,681
  Receivable for capital shares issued            -         234,762
  Prepaid expenses and other assets          34,356          71,880
                                        ------------  --------------
       Total Assets                       7,032,309      33,567,730
                                        ------------  --------------

Liabilities
  Payable to manager                          7,616          11,623
  Payable for investments purchased               -               -
  Payable for shares of beneficial
    interest redeemed                        14,768         407,369
  Administration fee payable                  4,565           7,626
  Other payables and accrued expenses       124,083           4,145
                                        ------------  --------------
       Total Liabilities                    151,032         430,763
                                        ------------  --------------

Net Assets
  Shares of beneficial interest at            6,543         112,612
    par value
  Paid-in-surplus                         6,689,327      33,019,617
  Accumulated undistributed net
    investment income (loss)                  1,897           1,318
  Accumulated net realized gain
    (losses) on investments                   4,165           3,420
  Net unrealized appreciation
    (depreciation) on investments           179,345               -
                                        ------------  --------------
       Total Net Assets                  $6,881,277     $33,136,967
                                        ============  ==============

Net Asset Value per Share
   Class I
   Net Assets                            $6,639,508     $31,912,165
   Shares of beneficial interest
    outstanding                             631,356      31,908,181
                                        ------------  --------------
   Net asset value and offering price
    per Share                                $10.52           $1.00
                                        ============  ==============

Net Asset Value per Share
   Class B
   Net Assets                               $23,453        $154,965
   Shares of beneficial interest
    outstanding                               2,228         155,007
                                        ------------  --------------
   Net asset value and offering price
    per Share                                $10.52           $1.00
                                        ============  ==============

Net Asset Value per Share
   Class C
   Net Assets                              $218,316      $1,069,837
   Shares of beneficial interest
    outstanding                              20,721       1,069,374
                                        ------------  --------------
   Net asset value and offering price
    per Share                                $10.54           $1.00
                                        ============  ==============


See accompanying notes to financial statements.

Six Months Ended February 28, 2002 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------------------------------------------


                                             LARGE             LARGE                                            INVESTMENT
                                         CAPITALIZATION    CAPITALIZATION         SMALL      INTERNATIONAL       QUALITY
                                             VALUE             GROWTH        CAPITALIZATION      EQUITY            BOND
                                           PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO
                                          -----------       -----------       -----------    -----------       -----------
INVESTMENT INCOME
  Interest income                         $    25,529       $     3,089       $     7,399    $      --         $ 1,042,123
  Dividend income                             701,379(a)        313,572(a)        263,003         77,659(a)           --
                                          -----------       -----------       -----------    -----------       -----------
    Total investment income                   726,908           316,661           270,402         77,659         1,042,123
                                          -----------       -----------       -----------    -----------       -----------

OPERATING EXPENSES
 Management fees (notes 2a, 2e)               273,343           228,587           149,979         73,586            92,435
 Administration fees (note 2c)                 49,588            45,585            28,195         14,503            25,705
 Distribution & service fees (note 2d)
    Class B                                     5,722             4,773             2,195          1,163             1,776
    Class C                                    18,712            16,782             7,027          3,931             8,517
 Custodian fees (note 2a)                      33,295            32,759            57,283         25,259            30,400
 Professional Fees                             34,770            32,835            18,583          9,733            15,514
 Trustee's fees                                10,845             8,696             4,844          4,459             4,458
 Transfer agent fees                          142,281           123,392            48,024         47,588            68,156
 Registration and filing fees                  30,603            29,539            17,782         16,073            15,859
 Printing costs                                 6,682            11,840             7,616          2,021             5,756
 Other                                          1,948             1,156                29            637               501
                                          -----------       -----------       -----------    -----------       -----------
   Total operating expenses                   607,789           535,944           341,557        198,953           269,077
     Less: Management fees waived
        and/or expenses assumed
        (note 2a)                             (70,284)          (67,230)          (34,396)       (39,424)          (34,778)
          Expense offset
          arrangement (note 2a)                (1,374)          (20,295)             (809)       (25,201)          (30,314)
                                          -----------       -----------       -----------    -----------       -----------
     Net operating expenses                   536,131           448,419           306,352        134,328           203,985
                                          -----------       -----------       -----------    -----------       -----------

     Net investment income (loss)             190,777          (131,758)          (35,950)       (56,669)          838,138
                                          -----------       -----------       -----------    -----------       -----------

REALIZED/UNREALIZED GAINS (LOSSES)
    FROM INVESTMENTS AND FUTURES:
 Net realized gains (losses) on
  securities                               (1,623,146)       (6,143,920)         (751,701)    (2,026,916)          625,967

 Net change in unrealized appreci-
  ation (depreciation) on investments      (4,874,047)        5,028,064         2,132,702        (13,061)         (348,540)
                                          -----------       -----------       -----------    -----------       -----------

 Net realized/unrealized gains (losses)
  from investments and futures             (6,497,193)       (1,115,856)        1,381,001     (2,039,977)         (277,427)

  Net increase (decrease) in
   assets resulting from operations       ($6,306,416)      ($1,247,614)      $ 1,345,051    ($2,096,646)      $ 1,115,565
                                          ===========       ===========       ===========    ===========       ===========




                                                              U.S.
                                                           GOVERNMENT
                                              MUNICIPAL      MONEY
                                                BOND         MARKET
                                             PORTFOLIO      PORTFOLIO
                                            -----------    -----------
INVESTMENT INCOME
  Interest income                           $   241,571    $   558,842
  Dividend income                                  --             --

    Total investment income                     241,571        558,842
                                            -----------    -----------

OPERATING EXPENSES
 Management fees (notes 2a, 2e)                  24,536         85,067
 Administration fees (note 2c)                    8,870         22,017
 Distribution & service fees (note 2d)
    Class B                                         147            627
    Class C                                       1,579          8,732
 Custodian fees (note 2a)                        36,461         31,450
 Professional Fees                                5,109         15,375
 Trustee's fees                                     327          2,905
 Transfer agent fees                             10,607         76,372
 Registration and filing fees                    17,275         17,897
 Printing costs                                   1,488          6,056
 Other                                               45            693
                                            -----------    -----------
   Total operating expenses                     106,444        267,191
     Less: Management fees waived
        and/or expenses assumed
        (note 2a)                               (50,833)       (60,880)
          Expense offset
          arrangement (note 2a)                    (225)          (378)
                                            -----------    -----------
     Net operating expenses                      55,386        205,933
                                            -----------    -----------

     Net investment income (loss)               186,185        352,909
                                            -----------    -----------

REALIZED/UNREALIZED GAINS (LOSSES)
    FROM INVESTMENTS AND FUTURES:
 Net realized gains (losses) on
  securities                                     85,513         15,393

 Net change in unrealized appreci-
  ation (depreciation) on investments          (225,562)          --
                                            -----------    -----------

 Net realized/unrealized gains (losses)
  from investments and futures                 (140,049)        15,393

  Net increase (decrease) in
   assets resulting from operations         $    46,136    $   368,302
                                            ===========    ===========


(a) Net of foreign withholding taxes of $3,074, $1,482 and $11,669 for Large Capitalization Value, Large Capitalization Growth, and International Equity, respectively.

See accompanying notes to financial statements.

Six Months Ended February 28, 2002 (Unaudited)
------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
                                                      ------------------------------    ------------------------------
                                                             LARGE CAPITALIZATION             LARGE CAPITALIZATION
                                                                VALUE PORTFOLIO                 GROWTH PORTFOLIO
                                                      ------------------------------    ------------------------------
                                                       SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                           ENDED           ENDED            ENDED            ENDED
                                                        FEBRUARY 28,     AUGUST 31,      FEBRUARY 28,      AUGUST 31,
                                                           2002             2001             2002             2001
                                                      -------------    -------------    -------------    -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS
  Net investment income (loss)                        $     190,777    $     244,455        ($131,758)       ($618,441)
  Net realized gains (losses) on investments             (1,623,146)       6,682,983       (6,143,920)      (1,949,604)
  Net change in unrealized appreciation
      (depreciation) from investments                    (4,874,047)        (967,184)       5,028,064      (69,705,197)
                                                      -------------    -------------    -------------    -------------
  Change in net assets resulting
      from operations                                    (6,306,416)       5,960,254       (1,247,614)     (72,273,242)
                                                      -------------    -------------    -------------    -------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS
  From net investment income                               (199,964)        (464,549)            --               --
  In excess of net investment income                           --               --               --               --
  From net realized gains from
      investment transactions                            (7,184,593)      (1,882,532)        (182,135)     (13,255,670)
  In excess of net realized gains from
      investment transactions                                  --               --               --               --

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
  From net investment income                                   --             (8,907)            --               --
  In excess of net investment income                           --               --               --               --
  From net realized gains from
      investment transactions                              (106,304)         (36,095)          (2,793)        (290,194)
  In excess of net realized gains from
      investment transactions                                  --               --               --               --

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  From net investment income                                   --            (23,070)            --               --
  In excess of net investment income                           --               --               --               --
  From net realized gains from
      investment transactions                              (343,323)         (93,487)          (9,462)        (704,533)
  In excess of net realized gains from
      investment transactions                                  --               --               --               --
                                                      -------------    -------------    -------------    -------------
Change in net assets from shareholder
  distributions                                          (7,834,184)      (2,508,640)        (194,390)     (14,250,397)

CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued                            24,274,145       24,645,554        7,946,632       37,092,937
  Dividends reinvested                                    7,324,974        2,322,720          180,387       13,092,068
  Cost of shares redeemed                               (17,854,408)     (29,197,422)     (14,203,494)     (41,956,878)
                                                      -------------    -------------    -------------    -------------
  Change in net assets from Class I capital
      transaction                                        13,744,711       (2,229,148)      (6,076,475)       8,228,127
                                                      -------------    -------------    -------------    -------------

CLASS B SHARES:
  Proceeds from shares issued                               249,108          254,647           83,874          326,448
  Dividends reinvested                                      103,460           44,115            2,692          283,386
  Cost of shares redeemed                                  (373,995)        (448,506)        (405,324)        (581,590)
                                                      -------------    -------------    -------------    -------------
  Change in net assets from Class B capital
      transaction                                           (21,427)        (149,744)        (318,758)          28,244
                                                      -------------    -------------    -------------    -------------

CLASS C SHARES:
  Proceeds from shares issued                               912,379          863,882          451,287        1,434,327
  Dividends reinvested                                      339,025          114,364            9,102          675,278
  Cost of shares redeemed                                  (298,743)      (1,095,176)        (580,825)      (1,485,063)
                                                      -------------    -------------    -------------    -------------
  Change in net assets from Class C capital
      transaction                                           952,661         (116,930)        (120,436)         624,542
                                                      -------------    -------------    -------------    -------------
Change in net assets from capital
      transactions                                       14,675,945       (2,495,822)      (6,515,669)       8,880,913

NET ASSETS:
  Beginning of period                                 $  81,261,046    $  80,305,254    $  74,775,059    $ 152,417,785
                                                      -------------    -------------    -------------    -------------
  End of period                                       $  81,796,391    $  81,261,046    $  66,817,386    $  74,775,059
                                                      =============    =============    =============    =============



                                                        ------------------------------
                                                              SMALL CAPITALIZATION
                                                                   PORTFOLIO
                                                        ------------------------------
                                                         SIX MONTHS           YEAR
                                                             ENDED            ENDED
                                                         FEBRUARY 28,       AUGUST 31,
                                                             2002             2001
                                                        -------------    -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS
  Net investment income (loss)                               ($35,950)        ($85,553)
  Net realized gains (losses) on investments                 (751,701)       7,056,737
  Net change in unrealized appreciation
      (depreciation) from investments                       2,132,702       (5,487,398)
                                                        -------------    -------------
  Change in net assets resulting
      from operations                                       1,345,051        1,483,786
                                                        -------------    -------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS
  From net investment income                                     --               --
  In excess of net investment income                             --               --
  From net realized gains from
      investment transactions                              (4,567,437)      (4,261,420)
  In excess of net realized gains from
      investment transactions                                    --               --

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
  From net investment income                                     --               --
  In excess of net investment income                             --               --
  From net realized gains from
      investment transactions                                 (50,192)         (40,638)
  In excess of net realized gains from
      investment transactions                                    --               --

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  From net investment income                                     --               --
  In excess of net investment income                             --               --
  From net realized gains from
      investment transactions                                (153,004)        (150,891)
  In excess of net realized gains from
      investment transactions                                    --               --
                                                        -------------    -------------
Change in net assets from shareholder
  distributions                                            (4,770,633)      (4,452,949)

CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued                              28,263,037        9,226,950
  Dividends reinvested                                      4,537,663        4,227,358
  Cost of shares redeemed                                 (31,392,670)     (12,686,793)
                                                        -------------    -------------
  Change in net assets from Class I capital
      transaction                                           1,408,030          767,515
                                                        -------------    -------------

CLASS B SHARES:
  Proceeds from shares issued                                  89,033           57,104
  Dividends reinvested                                         49,442           40,060
  Cost of shares redeemed                                     (69,177)         (79,925)
                                                        -------------    -------------
  Change in net assets from Class B capital
      transaction                                              69,298           17,239

CLASS C SHARES:
  Proceeds from shares issued                                 366,221          245,981
  Dividends reinvested                                        152,563          150,741
  Cost of shares redeemed                                    (105,511)        (633,157)
                                                        -------------    -------------
  Change in net assets from Class C capital
      transaction                                             413,273         (236,435)
                                                        -------------    -------------
Change in net assets from capital
      transactions                                          1,890,601          548,319

NET ASSETS:
  Beginning of period                                   $  47,983,023    $  50,403,867
                                                        -------------    -------------
  End of period                                         $  46,448,042    $  47,983,023
                                                        =============    =============

   See accompanying notes to financial statements.


Six Months Ended February 28, 2002 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------

                                                       ------------------------------    ------------------------------
                                                                INTERNATIONAL                   INVESTMENT QUALITY
                                                               EQUITY PORTFOLIO                   BOND PORTFOLIO
                                                       ------------------------------    ------------------------------
                                                       SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                           ENDED           ENDED            ENDED            ENDED
                                                        FEBRUARY 28,     AUGUST 31,      FEBRUARY 28,      AUGUST 31,
                                                           2002             2001             2002             2001
                                                      -------------    -------------    -------------    -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS
  Net investment income (loss)                             ($56,669)       ($114,613)   $     838,138    $   1,926,060
  Net realized gains (losses) on investments             (2,026,916)      (1,370,659)         625,967          357,026
  Net change in unrealized appreciation
      (depreciation) from investments                       (13,061)     (12,523,385)        (348,540)       1,618,275
                                                      -------------    -------------    -------------    -------------
  Change in net assets resulting
      from operations                                    (2,096,646)     (14,008,657)       1,115,565        3,901,361
                                                      -------------    -------------    -------------    -------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS
  From net investment income                                   --               --           (795,905)      (1,846,296)
  In excess of net investment income                           --               --               --               --
  From net realized gains from
      investment transactions                                  --         (2,840,645)         (67,622)            --
  In excess of net realized gains from
      investment transactions                                  --               --              --                --

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
  From net investment income                                   --               --             (7,373)          (6,959)
  In excess of net investment income                           --               --              --                --
  From net realized gains from
      investment transactions                                  --            (38,164)            (861)            --
  In excess of net realized gains from
      investment transactions                                  --               --              --                --

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  From net investment income                                   --               --            (34,860)         (72,805)
  In excess of net investment income                           --               --              --                --
  From net realized gains from
      investment transactions                                  --           (127,101)          (3,680)            --
  In excess of net realized gains from
      investment transactions                                  --               --               --               --
                                                      -------------    -------------    -------------    -------------
Change in net assets from shareholder
  distributions                                                  0       (3,005,910)        (910,301)      (1,926,060)
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued                           34,640,935      232,445,429        6,255,869      159,213,632
  Dividends reinvested                                        --          2,807,083          817,549        1,716,609
  Cost of shares redeemed                              (38,377,738)    (232,979,473)     (20,923,279)    (155,537,930)
                                                     -------------    -------------    -------------    -------------
  Change in net assets from Class I capital
      transaction                                       (3,736,803)       2,273,039      (13,849,861)       5,392,311
                                                      -------------    -------------    -------------    -------------

CLASS B SHARES:
  Proceeds from shares issued                                6,530           83,033           90,743          225,476
  Dividends reinvested                                        --             38,026            7,853            6,699
  Cost of shares redeemed                                  (75,232)         (52,470)         (69,278)         (27,671)
                                                     -------------    -------------    -------------    -------------
  Change in net assets from Class B capital
      transaction                                          (68,702)          68,589           29,318          204,504
                                                     -------------    -------------    -------------    -------------
CLASS C SHARES:
  Proceeds from shares issued                              117,603        1,391,258          164,693          794,018
  Dividends reinvested                                        --            126,884           38,217           70,867
  Cost of shares redeemed                                 (185,325)      (1,476,934)        (582,599)        (311,859)
                                                     -------------    -------------    -------------    -------------
  Change in net assets from Class C capital
      transaction                                          (67,722)          41,208         (379,689)         553,026
                                                     -------------    -------------    -------------    -------------

Change in net assets from capital
      transactions                                      (3,873,227)       2,382,836      (14,200,232)       6,149,841



NET ASSETS:
  Beginning of period                                $  23,209,561    $  37,841,292    $  42,809,737    $  34,684,595
                                                     -------------    -------------    -------------    -------------
  End of period                                      $  17,239,688    $  23,209,561    $  28,814,769    $  42,809,737
                                                     =============    =============    =============    =============



                                                        ------------------------------    ------------------------------
                                                                  MUNICIPAL                       U.S. GOVERNMENT
                                                                 BOND PORTFOLIO                 MONEY MARKET PORTFOLIO
                                                        ------------------------------    ------------------------------
                                                        SIX MONTHS           YEAR         SIX MONTHS          YEAR
                                                            ENDED            ENDED           ENDED            ENDED
                                                        FEBRUARY 28,       AUGUST 31,      FEBRUARY 28,      AUGUST 31,
                                                            2002             2001            2002             2001
                                                       -------------    -------------    -------------    -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS
  Net investment income (loss)                         $     186,185    $     431,203    $     352,909    $   1,835,971
  Net realized gains (losses) on investments                  85,513           36,720           15,393           31,680
  Net change in unrealized appreciation
      (depreciation) from investments                       (225,562)         549,005             --               --
                                                       -------------    -------------    -------------    -------------
  Change in net assets resulting
      from operations                                         46,136        1,016,928          368,302        1,867,651
                                                       -------------    -------------    -------------    -------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS
  From net investment income                                (180,756)        (423,954)        (340,224)      (1,784,987)
  In excess of net investment income                            --               --               --               --
  From net realized gains from
      investment transactions                                (12,785)            --            (35,372)            --
  In excess of net realized gains from
      investment transactions                                   --               --               --               --

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
  From net investment income                                    (480)            (585)            (580)          (4,221)
  In excess of net investment income                            --               --               --               --
  From net realized gains from
      investment transactions                                    (38)            --               (163)            --
  In excess of net realized gains from
      investment transactions                                   --               --               --               --

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  From net investment income                                  (4,948)         (7,165)          (12,105)        (47,340)
  In excess of net investment income                            --               --               --               --
  From net realized gains from
      investment transactions                                   (383)            --             (1,164)            --
  In excess of net realized gains from
      investment transactions                                   --               --               --               --
                                                       -------------    -------------    -------------    -------------
Change in net assets from shareholder
  distributions                                            (199,390)        (431,704)        (389,608)      (1,836,548)


CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued                               847,112        7,848,104       74,255,845      164,862,688
  Dividends reinvested                                      184,057          416,967          341,201        1,717,038
  Cost of shares redeemed                                (6,118,122)      (6,980,004)     (83,745,011)    (161,134,492)
                                                      -------------    -------------    -------------    -------------
  Change in net assets from Class I capital
      transaction                                        (5,086,953)       1,285,067       (9,147,965)       5,445,234
                                                       -------------    -------------    -------------    -------------

CLASS B SHARES:
  Proceeds from shares issued                                  --             23,585           95,169           96,537
  Dividends reinvested                                          500              586              713            3,950
  Cost of shares redeemed                                   (15,813)          (2,682)         (49,894)        (106,281)
                                                      -------------    -------------    -------------    -------------
  Change in net assets from Class B capital
      transaction                                           (15,313)          21,489           45,988           (5,794)
                                                      -------------    -------------    -------------    -------------
CLASS C SHARES:
  Proceeds from shares issued                                27,010        1,567,322          408,267        4,972,997
  Dividends reinvested                                        4,012            5,792           11,503           46,213
  Cost of shares redeemed                                  (412,611)      (1,097,325)      (3,514,173)      (1,660,611)
                                                      -------------    -------------    -------------    -------------
  Change in net assets from Class C capital
      transaction                                          (381,589)         475,789       (3,094,403)       3,358,599
                                                      -------------    -------------    -------------    -------------
Change in net assets from capital
      transactions                                       (5,483,855)       1,782,345      (12,196,380)       8,798,039

NET ASSETS:
  Beginning of period                                 $  12,518,386    $  10,150,817    $  45,354,653    $  36,525,511
                                                      -------------    -------------    -------------    -------------
  End of period                                       $   6,881,277    $  12,518,386    $  33,136,967    $  45,354,653
                                                      =============    =============    =============    =============



See accompanying notes to financial statements

Six Months Ended February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

         The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of seven portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; and the U.S. Government Money Market Portfolio (collectively, the "Portfolios"). Saratoga Capital Management (the "Manager") serves as the Trusts' manager. Each of the Portfolios are provided with discretionary advisory services of an Adviser identified, retained, supervised and compensated by the Manager. The following serve as Advisers (the "Advisers") to their respective portfolio(s): OpCap Advisors : Municipal Bond and Large Capitalization Value; Harris Bretall Sullivan and Smith, L.L.C.: Large Capitalization Growth; Fox Asset Management, L.L.C.: Small Capitalization and Investment Quality Bond; Sterling Capital Management Co.: U.S. Government Money Market and Friends Ivory & Sime plc: International Equity. BISYS Fund Services Ohio, Inc. (the "Administrator"), who serves the Trust as administrator, is a wholly-owned subsidiary of The BISYS Group, Inc. Funds Distributor, Inc. (the "Distributor") serves as the Trust's distributor, and is a wholly owned subsidiary of The BISYS Group, Inc. On August 19, 1994, the U.S. Government Money Market Portfolio issued 100,000 shares to the Manager for $100,000 to provide initial capital for the Trust.

         Currently, each portfolio offers Class I, Class B, and Class C shares. Each class represents interest in the same assets of the applicable portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan.

         The following is a summary of significant accounting policies consistently followed by each Portfolio:

         (a) VALUATION OF INVESTMENTS

         Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short - term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. U.S. Government Money Market values all of its securities on the basis of amortized cost which approximates market value. Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic Investments, as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

         (b) FEDERAL INCOME TAX

         It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to shareholders. Therefore, no federal income tax provision is required.

         (c) SECURITY TRANSACTIONS AND OTHER INCOME

         Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

         (d) DIVIDENDS AND DISTRIBUTIONS

         The following table summarizes each Portfolio's dividend and capital gain declaration policy:

                                                     INCOME
                                                   DIVIDENDS   CAPITAL GAINS
                                                  ----------------------------
                    Large Capitalization Value      annually      annually
                    Large Capitalization Growth     annually      annually
                    Small Capitalization            annually      annually
                    International Equity            annually      annually
                    Investment Quality Bond         daily *       annually
                    Municipal Bond                  daily *       annually
                    U.S. Government Money Market    daily *       annually

                           * paid monthly

         Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

Six Months Ended February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


      (e) ALLOCATION OF EXPENSES

      Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios or another reasonable basis.

      (f) REPURCHASE AGREEMENTS

      The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

      (g) OTHER

      The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.    MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      (a) The management fees are payable monthly by the Portfolios to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: .65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .75% for International Equity; ..55% for Investment Quality Bond and Municipal Bond and .475% for U.S. Government Money Market.

      For the six months ended February 28, 2002, the Manager voluntarily waived $70,284 for Large Capitalization Value, $67,230 for Large Capitalization Growth, $34,396 for Small Capitalization, $39,424 for International Equity, $34,778 for Investment Quality Bond, $50,833 for Municipal Bond Portfolio and $60,880 for U.S. Government Money Market Portfolio.

      The Portfolios also benefit from an expense offset arrangement with their custodian bank where uninvested cash balances earn credits that reduce monthly fees.

      (b) The Manager, not the Portfolios, pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .30% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .40% for International Equity; .20% for Investment Quality Bond and Municipal Bond and .125% for U.S. Government Money Market.

      (c) The administration fee is accrued daily and payable monthly to the Administrator. The administration fee for the six months ended February 28, 2002 was $194,463 (exclusive of out of pocket administration fees) for the Trust.

      (d) The Portfolios have adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class B and Class C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

      (e) The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement the Manager is currently waiving its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to five years from the date the fee or expense was incurred, but no reimbursement will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days prior notice. For the six months ended February 28, 2002, no reimbursement payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.

3.    PURCHASES AND SALES OF SECURITIES

      For the six months ended February 28, 2002 purchases and sales of investment securities, other than short-term securities were as follows:

                                                   PURCHASES       SALES
                                                  ----------------------------
                    Large Capitalization Value     $40,132,675    $32,244,700
                    Large Capitalization Growth     11,190,854     16,507,308
                    Small Capitalization             2,719,322      3,623,692
                    International Equity             1,876,779      5,839,743
                    Investment Quality Bond          4,615,019     15,986,973
                    Municipal Bond                     256,800      5,117,237

Six Months Ended February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.    UNREALIZED APPRECIATION (DEPRECIATION) FOR FEDERAL INCOME TAX PURPOSES

      At February 28, 2002, the composition of unrealized appreciation (depreciation) of investment securities were as follows:

                                                   APPRECIATION  (DEPRECIATION)     NET
                                                  -----------------------------------------
                    Large Capitalization Value      $5,412,284     $8,503,861  ($3,091,577)
                    Large Capitalization Growth     12,923,285     13,070,104     (146,819)
                    Small Capitalization             7,586,489      4,711,221    2,875,268
                    International Equity               984,045      6,136,503   (5,152,458)
                    Investment Quality Bond            842,366         40,309      802,057
                    Municipal Bond                     186,009          6,664      179,345

For U.S. federal income tax purposes, the cost of securities owned at February 28, 2002 was substantially the same as the cost of securities for financial statement purposes.

5.    AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

      Each Portfolio has unlimited Class I shares of beneficial interest authorized with $.001 par value per share. Transactions in capital stock for the I Class were as follows for the periods indicated:


                                                                                  (unaudited)
                                                                                  SIX MONTHS
                                                                                    ENDED                YEAR ENDED
                                                                                  FEBRUARY 28,            AUGUST 31,
                                                                                      2002                  2001
                                                                                  ------------          ------------
               Large Capitalization Value
                       Issued                                                        1,337,437             1,263,017
                       Redeemed                                                     (1,012,373)           (1,492,689)
                       Reinvested from Dividends                                       428,611               121,163
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                               753,675              (108,509)
                                                                                  ------------          ------------

               Large Capitalization Growth
                       Issued                                                          532,048             1,747,007
                       Redeemed                                                       (947,891)           (1,947,095)
                       Reinvested from  Dividends                                       11,759               596,447
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                              (404,084)              396,359
                                                                                  ------------          ------------

               Small Capitalization
                       Issued                                                        2,564,112               778,010
                       Redeemed                                                     (2,836,902)           (1,073,977)
                       Reinvested from Dividends                                       426,472               396,246
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                               153,682               100,279
                                                                                  ------------          ------------

               International Equity
                       Issued                                                        4,163,993            22,338,847
                       Redeemed                                                     (4,583,825)          (22,434,886)
                       Reinvested from Dividends                                          --                 231,597
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                              (419,832)              135,558
                                                                                  ------------          ------------

               Investment Quality Bond
                       Issued                                                          595,864            15,495,063
                       Redeemed                                                     (1,986,398)          (15,138,851)
                       Reinvested from Dividends                                        77,928               168,186
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                            (1,312,606)              524,398
                                                                                  ------------          ------------

               Municipal Bond
                       Issued                                                           81,089               750,741
                       Redeemed                                                       (582,696)             (668,975)
                       Reinvested from Dividends                                        17,605                40,362
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                              (484,002)              122,128
                                                                                  ------------          ------------

               U.S. Government Money Market
                       Issued                                                       74,254,283           164,862,687
                       Redeemed                                                    (83,745,011)         (161,134,490)
                       Reinvested from Dividends                                       341,201             1,717,038
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                            (9,149,527)            5,445,235
                                                                                  ------------          ------------


Six Months Ended February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Each Portfolio has unlimited Class B and Class C shares of beneficial interest authorized with $.001 par value per share. Transactions in capital stock for the Class B and Class C shares were as follows for the period indicated:

                                                                      Class B                                  Class C
                                                       (unaudited)                               (unaudited)
                                                     SIX MONTHS ENDED       YEAR ENDED        SIX MONTHS ENDED      YEAR ENDED
                                                     FEBRUARY 28, 2002    AUGUST 31, 2001     FEBRUARY 28, 2002   AUGUST 31, 2001
                                                    -------------------------------------     ------------------------------------


             Large Capitalization Value
                 Issued                                       13,933            13,310                  51,010        44,868
                 Redeemed                                    (22,153)          (22,973)                (17,059)      (56,116)
                 Reinvested from Dividends                     6,195             2,340                  20,288         6,060
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares            (2,025)           (7,323)                 54,239        (5,188)
                                                      ---------------------------------        -----------------------------

             Large Capitalization Growth
                 Issued                                        5,728            14,143                  30,778        65,700
                 Redeemed                                    (28,178)          (34,815)                (40,008)      (71,589)
                 Reinvested from Dividends                       181            13,244                     610        31,452
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares           (22,269)           (7,448)                 (8,620)       25,563
                                                      ---------------------------------        -----------------------------

             Small Capitalization
                 Issued                                        8,101             4,832                  33,757        19,387
                 Redeemed                                     (6,520)           (7,039)                 (9,749)      (55,302)
                 Reinvested from Dividends                     4,796             3,833                  14,755        14,384
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares             6,377             1,626                  38,763       (21,531)
                                                      ---------------------------------        -----------------------------

             International Equity
                 Issued                                          799             6,880                  14,346       146,674
                 Redeemed                                     (9,279)           (5,262)                (22,419)     (154,871)
                 Reinvested from Dividends                      --               3,198                    --          10,680
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares            (8,480)            4,816                  (8,073)        2,483
                                                      ---------------------------------        -----------------------------

             Investment Quality Bond
                 Issued                                        8,689            21,948                  15,653        78,412
                 Redeemed                                     (6,572)           (2,706)                (55,004)      (30,496)
                 Reinvested from Dividends                       750               655                   3,642         6,931
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares             2,867            19,897                 (35,709)       54,847
                                                      ---------------------------------        -----------------------------

             Municipal Bond
                 Issued                                         --               2,272                   2,535       149,489
                 Redeemed                                     (1,502)             (256)                (38,956)     (104,553)
                 Reinvested from Dividends                        48                57                     384           558
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares            (1,454)            2,073                 (36,037)       45,494
                                                      ---------------------------------        -----------------------------

             U.S. Government Money Market
                 Issued                                       95,169            96,537                 408,267     4,972,997
                 Redeemed                                    (49,894)         (106,281)             (3,514,173)   (1,660,611)
                 Reinvested from Dividends                       713             3,950                  11,503        46,213
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares            45,988            (5,794)             (3,094,403)    3,358,599
                                                      ---------------------------------        -----------------------------


6.    CAPITAL LOSS CARRYFORWARDS

       At August 31, 2001, the following portfolios had, for Federal income tax purposes, unused capital loss carryforwards available to offset future capital gains through the following fiscal years ended August 31:

                Name of Portfolio                         Total                   2008                 2009
                -----------------                         -----                   ----                 ----
   International Equity Portfolio                      $420,331                  $   -             $420,331
   Investment Quality Bond Portfolio                    265,362                 57,972              207,390
   Municipal Bond Portfolio                              68,142                 61,929                6,213

Six Months Ended February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

In accordance with U.S. Treasury regulations, the following Portfolios have incurred and will elect to defer realized capital losses arising after October 31, 2000 ("Post-October losses"). Such losses are treated for tax purposes as arising on the first business day of the Portfolio's next taxable year (September 1, 2001).

                                                           Capital
                                                            Losses
                                                 ------------------------------

   Large Capitalization Growth Portfolio                     $3,205,303
   International Equity Portfolio                               917,104

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           INCOME FROM                   DIVIDENDS AND
                                                      INVESTMENT OPERATIONS              DISTRIBUTIONS
                                                      ---------------------              -------------


                                                                      Net                            Distributions
                                                                    Realized             Dividends        to
                                                                      And                    to       Shareholders    Net
                                          Net Asset                Unrealized    Total  Shareholders    from Net     Asset
                                            Value,       Net       Gain(Loss)    from     from Net      Realized     Value,
                                          Beginning   Investment      on      Investment Investment     Gains on     End of
                                          of Period  Income(Loss) Investments Operations   Income      Investments   Period
LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS B)
SIX MONTHS ENDED FEBRUARY 28, 2002         $18.89      ($0.06)      ($1.32)    ($1.38)        --          ($1.61)     $15.90
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                  18.25       (0.10)        1.31       1.21      (0.11)          (0.46)      18.89
YEAR ENDED AUGUST 31, 2000                  20.50        0.13        (0.41)     (0.28)     (0.17)          (1.80)      18.25
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)      20.21       (0.02)        0.31       0.29         --              --       20.50


                                                                           RATIOS
                                                                           ------



                                                                    Ratio of      Ratio of Net
                                                         Net           Net         Investment
                                                       Assets       Operating       Income
                                                       End of       Expenses        (Loss)       Portfolio
                                             Total     Period       To Average     to Average    Turnover
                                            Return*    (000's)      Net Assets     Net Assets      Rate
LARGE CAPITALIZATION VALUE PORTFOLIO (CLAS
SIX MONTHS ENDED FEBRUARY 28, 2002           (7.74%)      $966       2.30%  (1)   (0.62%)    (1)    40%
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                    6.63%      1,186       1.86%  (1)   (0.30)%    (1)    86%
YEAR ENDED AUGUST 31, 2000                   (1.33%)     1,280       1.78%  (1)   (0.03)%    (1)    90%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)        1.43%        172       1.72% (1,3)  (0.53%)  (1,3)    67%


(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.35% and (0.66%) respectively, for the six months ended February 28, 2002, 1.86% and (0.30%) respectively, for the year ended August 31, 2001, 1.78% and (0.03%) respectively, for the year ended August 31, 2000, 2.21% and 1.02% respectively, for the year ended August 31, 1999.

LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS B)
SIX MONTHS ENDED FEBRUARY 28, 2002         $14.71      ($0.29)      ($0.03)    ($0.32)        --          ($0.04)     $14.35
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                  32.99       (0.32)      (14.78)    (15.10)        --           (3.18)      14.71
YEAR ENDED AUGUST 31, 2000                  26.75       (0.13)        8.03       7.90         --           (1.66)      32.99
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)      24.74       (0.04)        2.05       2.01         --              --       26.75


LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS B)
SIX MONTHS ENDED FEBRUARY 28, 2002            (2.18%)      $792       2.30%   (1)  (1.43%)    (1)    16%
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                   (48.78%)     1,140       1.85%   (1)  (1.17)%    (1)    36%
YEAR ENDED AUGUST 31, 2000                    30.22%      2,801       1.67%   (1)  (1.16)%    (1)    33%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         8.12%        204       1.19% (1,3)  (0.73%)  (1,3)    39%


(1) During the fiscal years ended August 31, 2001 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2000, and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.40% and (1.47) respectively, for the six months ended February 28, 2002, 1.90% and (1.17%) respectively, for the year ended August 31, 2001, 1.72% and (1.11%) respectively, for the year ended August 31, 2000, 3.31% and (2.86%) respectively, for the year ended August 31, 1999.

                                                           INCOME FROM                   DIVIDENDS AND
                                                      INVESTMENT OPERATIONS              DISTRIBUTIONS
                                                      ---------------------              -------------


                                                                      Net                            Distributions
                                                                    Realized             Dividends        to
                                                                      And                    to       Shareholders    Net
                                          Net Asset                Unrealized    Total  Shareholders    from Net     Asset
                                            Value,       Net       Gain(Loss)    from     from Net      Realized     Value,
                                          Beginning   Investment      on      Investment Investment     Gains on     End of
                                          of Period  Income(Loss) Investments Operations   Income      Investments   Period
SMALL CAPITALIZATION PORTFOLIO (CLASS B)
SIX MONTHS ENDED FEBRUARY 28, 2002         $11.74      ($0.03)        $0.21      $0.18         --        ($1.18)      $10.74
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                  12.70       (0.11)         0.30       0.19         --         (1.15)       11.74
YEAR ENDED AUGUST 31, 2000                  10.04       (0.06)         2.84       2.78         --         (0.12)       12.70
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)       9.33       (0.02)         0.73       0.71         --            --        10.04



                                                                           RATIOS
                                                                           ------



                                                                    Ratio of      Ratio of Net
                                                         Net           Net         Investment
                                                       Assets       Operating       Income
                                                       End of       Expenses        (Loss)       Portfolio
                                             Total     Period       To Average     to Average    Turnover
                                            Return*    (000's)      Net Assets     Net Assets      Rate
SMALL CAPITALIZATION PORTFOLIO (CLASS B)
SIX MONTHS ENDED FEBRUARY 28, 2002            1.94%       $455      2.30%   (1)    (1.12%)  (1)     6%
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                    2.62%        422      2.08%   (1)    (0.92%)  (1)    96%
YEAR ENDED AUGUST 31, 2000                   28.17%        436      2.04%   (1)    (1.11%)  (1)    59%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)        7.61%         73      1.42% (1,3)    (1.02%) (1,3)   32%


(1) During the year ended August 31, 2001 Saratoga did not waive any of its management fees. During the fiscal year ended August 31, 2000, and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.41% and (1.23%) respectively, for the six months ended February 28, 2002, 2.09% and (0.92%) respectively, for the year ended August 31, 2001, 2.07% and (1.08)% respectively, for the year ended August 31, 2000, 1.43% and (1.02%) respectively, for the year ended August 31, 1999.


INTERNATIONAL EQUITY PORTFOLIO (CLASS B)
SIX MONTHS ENDED FEBRUARY 28, 2002          $8.87      ($0.13)       ($0.83)    ($0.96)        --            --        $7.91
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                  15.41       (0.10)        (5.19)     (5.29)        --         (1.25)        8.87
YEAR ENDED AUGUST 31, 2000                  13.09          --          2.58       2.58      (0.08)        (0.18)       15.41

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)      12.29       (0.02)         0.82       0.80         --            --        13.09


INTERNATIONAL EQUITY PORTFOLIO (CLASS B)
SIX MONTHS ENDED FEBRUARY 28, 2002           (10.82%)      $187     2.40%    (1)    (1.64%)   (1)   10%
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                   (36.40%)       285     1.99%    (1)    (0.95%)   (1)   45%
YEAR ENDED AUGUST 31, 2000                    19.71%        420     2.02%    (1)    (0.67%)   (1)   45%

JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         6.51%         68     2.16%  (1,3)    (0.77%) (1,3)   46%


(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.90% and (1.89%) respectively, for the six months ended February 28, 2002, 2.18% and (0.95%) respectively, for the year ended August 31, 2001, 2.18% and (0.51%) respectively, for the year ended August 31, 2000, 2.84% and (1.45%) respectively, for the year ended August 31, 1999.

                                                           INCOME FROM                   DIVIDENDS AND
                                                      INVESTMENT OPERATIONS              DISTRIBUTIONS
                                                      ---------------------              -------------


                                                                      Net                            Distributions
                                                                    Realized             Dividends        to
                                                                      And                    to       Shareholders    Net
                                          Net Asset                Unrealized    Total  Shareholders    from Net     Asset
                                            Value,       Net       Gain(Loss)    from     from Net      Realized     Value,
                                          Beginning   Investment      on      Investment Investment     Gains on     End of
                                          of Period  Income(Loss) Investments Operations   Income      Investments   Period
INVESTMENT QUALITY BOND PORTFOLIO (CLASS B)
SIX MONTHS ENDED FEBRUARY 28, 2002         $10.42       $0.21         $0.04       $0.25     ($0.21)     ($0.02)     $10.44
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                   9.89        0.42          0.53        0.95      (0.42)         --       10.42
YEAR ENDED AUGUST 31, 2000                   9.88        0.46          0.01        0.47      (0.46)         --        9.89
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)      10.29        0.28         (0.41)      (0.13)     (0.28)         --        9.88



                                                                           RATIOS
                                                                           ------



                                                                    Ratio of      Ratio of Net
                                                         Net           Net         Investment
                                                       Assets       Operating       Income
                                                       End of       Expenses        (Loss)       Portfolio
                                             Total     Period       To Average     to Average    Turnover
                                            Return*    (000's)      Net Assets     Net Assets      Rate
INVESTMENT QUALITY BOND PORTFOLIO (CLASS B)
SIX MONTHS ENDED FEBRUARY 28, 2002          2.50%       $369        2.20%   (1)    4.06%   (1)     14%
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                  9.80%        339        1.91%   (1)    4.06%   (1)     52%
YEAR ENDED AUGUST 31, 2000                  4.88%        125        1.92%   (1)    4.68%   (1)     53%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)     (1.32%)        64        1.07% (1,3)    2.23% (1,3)     62%


(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.51% and 3.93% respectively, for the six months ended February 28, 2002, 2.06% and 4.06% respectively, for the year ended August 31, 2001, 1.96% and 4.72% respectively, for the year ended August 31, 2000, 1.13% and 2.29% respectively, for the year ended August 31, 1999.

MUNICIPAL BOND PORTFOLIO (CLASS B)
SIX MONTHS ENDED FEBRUARY 28, 2002         $10.66       $0.17     ($0.12)      $0.05     ($0.17)     ($0.02)     $10.52      0.49%
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                  10.10        0.32       0.56        0.88      (0.32)         --       10.66      8.85%
YEAR ENDED AUGUST 31, 2000                  10.00        0.34       0.16        0.50      (0.34)      (0.06)      10.10      5.14%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)      10.66        0.25      (0.66)      (0.41)     (0.25)         --       10.00     (3.91%)


MUNICIPAL BOND PORTFOLIO (CLASS B)
SIX MONTHS ENDED FEBRUARY 28, 2002          $23      2.20%   (1)         3.27%   (1)    3%
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                   39      2.19%   (1)         3.02%   (1)   21%
YEAR ENDED AUGUST 31, 2000                   16      2.19%   (1)         3.38%   (1)   12%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)        8      1.24% (1,3)         1.76% (1,3)   23%


(1) During the fiscal year ended August 31, 2001, August 31, 2000, and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 3.31% and 2.16% respectively, for the six months ended February 28, 2002, 2.54% and 3.02% respectively, for the year ended August 31, 2001, 3.11% and 2.78% respectively, for the year ended August 31, 2000, 1.44% and 1.96% respectively, for the year ended August 31, 1999.

                                                           INCOME FROM                   DIVIDENDS AND
                                                      INVESTMENT OPERATIONS              DISTRIBUTIONS
                                                      ---------------------              -------------


                                                                      Net                            Distributions
                                                                    Realized             Dividends        to
                                                                      And                    to       Shareholders    Net
                                          Net Asset                Unrealized    Total  Shareholders    from Net     Asset
                                            Value,       Net       Gain(Loss)    from     from Net      Realized     Value,
                                          Beginning   Investment      on      Investment Investment     Gains on     End of
                                          of Period  Income(Loss) Investments Operations   Income      Investments   Period
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS B)
SIX MONTHS ENDED FEBRUARY 28, 2002         $1.000        $0.010          --      $0.010    ($0.010)           --     $1.000
(UNAUDITED)
YEAR ENDED AUGUST 31,  2001                 1.000         0.040          --       0.040     (0.040)           --      1.000
YEAR ENDED AUGUST 31, 2000                  1.000         0.040          --       0.040     (0.040)           --      1.000
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)      1.000         0.022          --       0.022     (0.022)           --      1.000



                                                                           RATIOS
                                                                           ------



                                                                    Ratio of      Ratio of Net
                                                         Net           Net         Investment
                                                       Assets       Operating       Income
                                                       End of       Expenses        (Loss)       Portfolio
                                             Total     Period       To Average     to Average    Turnover
                                            Return*    (000's)      Net Assets     Net Assets      Rate
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS B)
SIX MONTHS ENDED FEBRUARY 28, 2002           0.61%       $155        2.12%   (1)    0.87%   (1)     N/A
(UNAUDITED)
YEAR ENDED AUGUST 31,  2001                  3.67%        109        1.89%   (1)    3.56%   (1)     N/A
YEAR ENDED AUGUST 31, 2000                   4.10%        115        1.87%   (1)    4.06%   (1)     N/A
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)       1.94%         70        1.06% (1,3)    1.82% (1,3)     N/A


(1) During the fiscal year ended August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2001 and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.42% and 0.57% respectively, for the six months ended February 28, 2002, 1.89% and 3.56% respectively, for the year ended August 31, 2001, 1.87% and 4.06% respectively, for the year ended August 31, 2000, 1.10% and 1.86% respectively, for the year ended August 31, 1999.




-------------------------------------------------------

(2) Commencement of offering.
(3) Not Annualized.

* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                  THE SARATOGA
                                 ADVANTAGE TRUST




                  PRIVACY POLICY FOR THE SARATOGA ADVANTAGE TRUST

The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga's transfer agent, or printers and mailers that assist us in the distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

                          THE SARATOGA ADVANTAGE TRUST
                               SEMI ANNUAL REPORT
                             AS OF FEBRUARY 28, 2002


                                 CLASS C SHARES




                                TABLE OF CONTENTS




       President's Letter............................................  Page 1

       Investment Review.............................................  Page 3

       Schedules of Investments......................................  Page 10

       Statements of Assets and Liabilities..........................  Page 29

       Statements of Operations......................................  Page 30

       Statements of Changes in Net Assets...........................  Page 31

       Notes to Financial Statements.................................  Page 33

       Financial  Highlights.........................................  Page 38

       Privacy Notice................................................  Page 42








         THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
            AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

                              TRUSTEES AND OFFICERS



  Bruce E. Ventimiglia                       Trustee, Chairman, President & CEO
  Patrick H. McCollough                      Trustee
  Udo W. Koopmann                            Trustee
  Floyd E. Seal                              Trustee
  Stephen Ventimiglia                        Vice President & Secretary
  William P. Marra                           Treasurer & Chief Financial Officer
  Mary A. Nelson                             Assistant Treasurer
  Karen Jacoppo-Wood                         Assistant Secretary




  INVESTMENT MANAGER                        DISTRIBUTOR

  Saratoga Capital Management               Funds Distributor Inc.
  1501 Franklin Avenue                      60 State Street, Suite 1300
  Mineola, NY 11501-4803                    Boston, MA 02109


  TRANSFER AND SHAREHOLDER SERVICING AGENT  CUSTODIAN

  State Street Bank and Trust Company       State Street Bank and Trust Company
  P.O. Box 8514                             P.O. Box 351
  Boston, MA  02266                         Boston, MA  02101

                          THE SARATOGA ADVANTAGE TRUST

                       Semi-Annual Report to Shareholders




April 17, 2002


Dear Shareholder:

We are pleased to provide you with this semi-annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the "Trust"). This report covers the six months from September 1, 2001 through February 28, 2002.


     CHASING THE "HOT DOT" (THE IN VOGUE INVESTMENT) CAN POTENTIALLY HURT INVESTORS' RETURNS. BE DISCIPLINED AND PATIENT WITH YOUR INVESTMENT STRATEGY.

Many stocks have started to rebound from their post September 11, 2001 lows. It is very important for investors, with the help of their investment professionals, to establish sensible investment strategies that, amongst other things, consider their risk tolerances, income needs, and investment time horizons. It is also very important for investors to be disciplined and patient with their investment strategies.

Here's what can happen when investors are NOT disciplined and patient. A Dalbar Inc. "Quantitative Analysis of Investor Behavior" study discovered the following: from 1984 through 2000, the average equity mutual fund investor realized an annual return of only 5.32% per year, versus 16.29% for the Standard & Poor's 500 stock index during the same time period. How could this have happened? A good indication of how a great deal of this might have occurred is revealed by another discovery Dalbar made: investors on average held mutual funds for only two and a half years. This suggests that many mutual fund investors are not disciplined and patient, but instead chase "hot" mutual funds.

The Leuthold Group, a Minneapolis based research organization, found this to be the case through their examination of net cash flows into and out of technology funds. The Leuthold Group report stated that the flows are "a vivid example of fund investors plunging into what has been hot...just as the game is ending." According to the Leuthold analysis, "The buying peaked in March 2000, when 85% of all net fund inflows were directed into tech funds. In the first quarter of 2000, as tech was peaking out, 66% of mutual fund net inflows went into tech-specific and tech-oriented aggressive funds." When investors chase "hot" investments they can get burned!

             SUCCESSFUL INVESTING REQUIRES DISCIPLINE AND PATIENCE.

Try to stay focused on your long-term investment goals. Don't let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust's portfolios are managed by some of the world's leading institutional investment advisory firms. Combining the strength of the Trust's performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

Following you will find specific information on the investment strategy and performance of each of the Trust's portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the portfolios.

We remain dedicated to serving your investment needs. Thank you for investing with us.


Best wishes,




Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

                      LARGE CAPITALIZATION VALUE PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York

Objective: Seeks total return consisting of capital appreciation and dividend income by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, are believed to be undervalued in the market and offer above-average price appreciation potential.

                                     Large Capitalization
        Total Aggregate                      Value
     Return for the Period                 Portfolio          Morningstar Large
    Ended February 28, 2002                (Class C)           Value Average(1)
---------------------------------    --------------------    -------------------

  1/4/99 (inception) - 2/28/02*              -0.50%                 2.04%

        3/1/01 - 2/28/02                    -11.67%                -5.27%

        9/1/01 - 2/28/02                     -7.79%                -1.55%

*Annualized performance for periods greater than one year

The stock market declined in the six months ended February 28, 2002, as investor concerns about corporate earnings and accounting practices overshadowed an improving economic outlook late in the period. The five stocks that contributed most to the Portfolio's performance over the last six months were: Sun Microsystems (network computing), Alcan (aluminum), Dell (computers), American Home Products (healthcare) and Gillette (consumer products). We sold Sun Microsystems and Dell over the last six months, taking profits.

Telecommunications services provider WorldCom was the biggest detractor from performance. Although long-distance telecom service pricing has not improved as rapidly as we had expected, WorldCom is showing solid progress. The company turned free cash flow-positive in the 2001 fourth quarter, two quarters ahead of Wall Street forecasts. Other detractors included: J.P. Morgan Chase (banking), Sprint (telecommunications services), CVS (pharmacies) and Kroger (supermarkets).

We seek to generate excellent long-term performance and control risk by investing in undervalued stocks. Our largest purchase was pharmaceutical company Bristol-Myers Squibb. The current year is shaping up as a transition period for much of the pharmaceutical industry, with the prospect of relatively flat profits leading to better results in 2003. Bristol-Myers' stock price has been weak, creating what we consider to be a buy opportunity. We bought Boeing (aircraft and aerospace) because of the company's outlook for strong growth in free cash flow. Other new positions included financial services companies Principal Financial Group and Unumprovident, and energy companies Apache Corp., Kerr-McGee and Phillips Petroleum.


1. The Morningstar Large Value Average, as of February 28, 2002, consisted of 864 mutual funds comprised of large market capitalization stocks with the lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

     Past performance is not predictive of future performance.

                      LARGE CAPITALIZATION GROWTH PORTFOLIO
                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, have faster earnings growth potential than the Standard & Poor's 500.

                                    Large Capitalization
          Total Aggregate                  Growth
       Return for the Period              Portfolio           Morningstar Large
      Ended February 28, 2002             (Class C)           Growth Average(1)
--------------------------------    ----------------------    ------------------

   1/4/99 (inception) - 2/28/02*           -10.43%                  -4.71%

         3/1/01 - 2/28/02                  -19.49%                 -18.54%

         9/1/01 - 2/28/02                   -2.17%                  -4.29%

*Annualized performance for periods greater than one year

Over the last year, as manufacturing experienced one of its severest declines in decades, the consumer hardly missed a beat. Consumer spending was buoyed by a host of stimuli, including lower energy costs, attractive financing incentives, tax stimulus and the ability to liquefy much of the recent increases in home values via record turnover of existing homes and large volumes of cash-out refinancing. As a result, despite a war, rising unemployment and slowing wage growth, consumption never faltered.

The manufacturing sector is also showing signs of renewed vigor. Preliminary estimates for Industrial Production, based on order data during the first quarter, are for growth to move back to 6-8% in 2002. This follows a close to 6% decline for all of last year. For this sector of the economy, something like a "V" shaped recovery seems to be in store. As manufacturing rebounds, jobs should be created and incomes should grow. This should provide a solid underpinning for continued growth in the economy as the impacts from consumer stimuli diminish later in the year.

Many stock prices have rebounded strongly since the events of September. That period likely marked not only the bottom of economic activity, but also the beginning of a new bull market in stocks. Enron's failure temporarily slowed the market's advance. As the market determines the true level of earnings for more companies, confidence should increase and the bull market should resume. We are excited about the prospects for the market and the economy, and are convinced that the companies in the Saratoga Advantage Trust Large Capitalization Growth Portfolio are well positioned to profit from this environment.

1. The Morningstar Large Growth Average, as of February 28, 2002, consisted of 1,020 mutual funds comprised of large market capitalization stocks with the highest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

     Past performance is not predictive of future performance.

                         SMALL CAPITALIZATION PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey

Objective: Seeks maximum capital appreciation by investing in a diversified portfolio of the common stocks of small capitalization companies.

                                             Small
         Total Aggregate                 Capitalization
      Return for the Period                Portfolio         Morningstar Small
     Ended February 28, 2002               (Class C)          Blend Average(1)
----------------------------------    -------------------   --------------------

  1/4/99 (inception) - 2/28/02*              12.41%                9.67%

        3/1/01 - 2/28/02                      5.24%                6.04%

        9/1/01 - 2/28/02                      1.93%                1.64%


*Annualized performance for periods greater than one year

Investors will remember 2001 as the year our country was attacked for the second time in a century and the economy plunged into recession as consumer confidence faltered. We are pleased to report that Fox's disciplined investment process enabled the Saratoga Advantage Trust Small Capitalization Portfolio to post solid positive returns over the last six and twelve months (+2.41% and +6.20%, respectively), versus the small-cap Russell 2000 Index (+0.9% and +0.3%, respectively). However, since the equity markets look to the future and not to the past, we envision an improved environment for coming periods.

The well-balanced nature of your diversified Portfolio served us well as the market's September 11th related swoon reversed in the last few months of 2001. As evidence of an economic recovery in the U.S. mounts, we are encouraged in that smaller companies tend to have greater relative exposure to the U.S. economy than do their larger counterparts. Moreover, in an environment of questionable accounting practices and increased financial statement scrutiny, the less-complex nature of smaller companies combined with their "cleaner" balance sheets should bode well for small-cap stocks. Most importantly, valuations of smaller companies continue to be at a discount to large-cap companies.

Indeed, history (while not guaranteeing the future) suggests that small-cap stocks will lead the current market out of recession as they have following the last three recessions. In the meantime, we continue to seek undervalued stocks whose businesses are in the midst of a secular uptrend. As signs of a U.S. economic recovery continue to emerge, we believe that the quality of our holdings and their reasonable valuations will serve your Portfolio well in coming periods.

1. The Morningstar Small Blend Average, as of February 28, 2002, consisted of 256 mutual funds comprised of small market capitalization stocks that fall between the highest and lowest combinations of price-to-earnings and price-to-book scores. Investors may not invest in the Average directly.

     Past performance is not predictive of future performance.

                         INTERNATIONAL EQUITY PORTFOLIO
                                   Advised by:
                            Friends Ivory & Sime plc
                               Edinburgh, Scotland

Objective: Seeks capital appreciation by investing primarily in a diversified portfolio of the securities of companies domiciled outside of the United States.

                                        International
         Total Aggregate                    Equity             Morgan Stanley
      Return for the Period               Portfolio              EAFE Index
     Ended February 28, 2002              (Class C)           (U.S. Dollars)(1)
----------------------------------    -------------------    -------------------

  1/4/99 (inception) - 2/28/02*             -9.80%                  -6.21%

        3/1/01 - 2/28/02                   -26.37%                 -18.98%

        9/1/01 - 2/28/02                   -10.83%                  -8.33%

*Annualized performance for periods greater than one year

Global equity markets faced a difficult period over the last six months. The general sell-off in the Technology, Media and Telecommunication sectors continued, as corporate earnings were downgraded and profit results continued to disappoint. The tragic attacks on the World Trade Center on September 11th came at a fragile moment, as fears of a sharp economic slowdown caused the major stock markets to weaken sharply. Immediately following the attacks sectors that were perceived to be directly affected by the terrorist events - insurers, airlines and hotel operators - were sold down the most sharply. However, sentiment improved later in the year, as a continuation of aggressive global interest rate cuts buoyed investors hopes of a U.S. led economic recovery in 2002. As we progressed into the New Year, encouraging economic data underlined the positive sentiment. Subsequent gains were led by technology stocks and cyclical areas - those perceived to be the greatest beneficiaries of any economic recovery. Asia-Pacific markets were the best performers over the period, recouping some of their long-run relative underperformance. In contrast, Japanese stocks were the key losers, adversely affected by the bleak domestic economic backdrop.

At the end of February 2002, the regional weightings of the Portfolio were as follows: 54.1% in Continental Europe, 23.5% in the U.K., 15.9% in Japan and 6.5% in the Asia-Pacific regions.


1. The Europe, Australia, Far East Index (EAFE) is a widely recognized index prepared by Morgan Stanley Capital International. This unmanaged index consists of non-U.S. companies which are listed on one of twenty foreign markets and assumes the reinvestment of dividends. The Gross Domestic Product (GDP) version of the index is used above.

     Past performance is not predictive of future performance.

                        INVESTMENT QUALITY BOND PORTFOLIO
                                   Advised by:
                            Fox Asset Management LLC
                            Little Silver, New Jersey

Objective: Seeks current income and reasonable stability of principal through investment in a diversified portfolio of high quality, actively managed fixed income securities.

                                                                   Lipper
         Total Aggregate              Investment Quality     Short-Intermediate
      Return for the Period             Bond Portfolio        Investment Grade
     Ended February 28, 2002               (Class C)         Debt Funds Index(1)
----------------------------------    --------------------   -------------------

  1/4/99 (inception) - 2/28/02*              4.99%                   5.96%

        3/1/01 - 2/28/02                     5.74%                   6.60%

        9/1/01 - 2/28/02                     2.40%                   2.32%

*Annualized performance for periods greater than one year

The Saratoga Advantage Trust Investment Quality Bond Portfolio seeks to provide income by investing primarily in investment grade bonds with maturities between two and ten years. Due to the historically large yield advantage of Government Agency and Corporate bonds over Treasuries, Corporate and Government Agency securities currently comprise approximately 89% of the Portfolio at this time. In the 12 months ended February 28, 2002, the Portfolio distributed dividends of $0.42 per share.

The fixed income markets experienced a turbulent first quarter, 2002 as investors appeared to have become increasingly convinced that an economic recovery was unfolding and that the next action from the Federal Reserve would be to tighten monetary policy by raising short-term interest rates. Fox will continue to focus on those instruments that offer improving credit quality and liquidity. Due to the challenge of trying to preserve principal in the current volatile market environment, Fox is maintaining a moderate investment posture with an average maturity of 7.5 years and an average duration of 3.09 years in the Portfolio.

Other Portfolio statistics as of February 28, 2002 are as follows: Average weighted yield-to-maturity was 4.9%, average weighted coupon was 6.9% and the average Moody's Rating was A1 with 28 fixed income issues held.

1. The Lipper Short-Intermediate Investment Grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Investors may not invest directly in the Index.

     Past performance is not predictive of future performance.

                            MUNICIPAL BOND PORTFOLIO
                                   Advised by:
                                 OpCap Advisors
                               New York, New York

Objective: Seeks a high level of interest income exempt from federal income taxation consistent with prudent investment management and the preservation of capital.

         Total Aggregate                                        Lipper General
      Return for the Period             Municipal Bond          Municipal Debt
     Ended February 28, 2002          Portfolio (Class C)       Funds Index(1)
----------------------------------    --------------------    ------------------

  1/4/99 (inception) - 2/28/02*              3.15%                   4.26%

        3/1/01 - 2/28/02                     4.27%                   5.77%

        9/1/01 - 2/28/02                     0.54%                   0.87%


*Annualized performance for periods greater than one year

After eleven Federal Reserve easings during 2001 and bond yields falling throughout the year, recent signs of economic recovery have reversed the good fortunes of the bond market and, during the past month, yields have begun to rise. The 10-year Treasury yield has risen nearly 1 percentage point over the past six months while 10 year municipal yields have risen nearly 1/2 of a percentage point over the same period. Though inflation is still quite tepid, the perceptible improvement in the housing, manufacturing and retail sectors has sent yields higher. Furthermore, there are indications that foreign economies, particularly Europe and Japan, have also begun to improve. Despite the recent weakness in the bond market, demand for municipal securities continues to be strong as favorable demographics in the form of baby boomers saving for retirement has supported the municipal market.

In the Portfolio, we continue to favor very high quality insured municipal bonds which accounts for the 76% weighting in AAA municipals. We continue to invest in the steepest part of the yield curve which encompasses 15 to 20 year maturities. The average maturity of the Portfolio is 18 years. As in the past, we have focused on the sectors that we deem undervalued. Currently, 47% of the Portfolio is invested in healthcare and housing bonds.

Though yields may continue to rise, we believe that demographics which favor savers, continuing tame inflation, and a volatile stock market will be supportive of the bond market. In particular, we believe that municipal bonds still provide compelling after tax value versus taxable fixed income securities.

1. The Lipper General Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings. Investors may not invest directly in the Index.

     Past performance is not predictive of future performance.

                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                   Advised by:
                           Sterling Capital Management
                            Charlotte, North Carolina

Objective: Seeks maximum current income, consistent with the maintenance of liquidity and the preservation of capital. The Portfolio invests exclusively in short-term securities issued by the United States Government, its agencies and instrumentalities and related repurchase agreements.

                                  U.S. Government Money       90 Day T-Bills
              7-Day                 Market Portfolio         Average Discount
         Compound Yield                 (Class C)                 Yield
-------------------------------   ----------------------   ---------------------

             2/28/02                      1.59%                   1.73%

         Total Aggregate          U.S. Government Money    Lipper U.S. Treasury
      Return for the Period         Market Portfolio              Money
     Ended February 28, 2002            (Class C)             Market Index(1)
-------------------------------   ----------------------   ---------------------

  1/4/99 (inception) - 2/28/02*           3.29%                   4.28%

        3/1/01 - 2/28/02                  2.00%                   2.84%

        9/1/01 - 2/28/02                  0.61%                   0.96%

*Annualized performance for periods greater than one year

By taking advantage of changes in short-term interest rates and utilizing a variety of sectors within the short-term government market, Sterling Capital Management seeks to maximize the Portfolio's yield while maintaining a constant net asset value of $1.00 per share.

The Portfolio was invested primarily in U.S. Government Agency notes as of February 28, 2002. The average dollar-weighted Portfolio maturity was 83 days compared with a maximum allowable maturity of 90 days. During the last six months, the average dollar-weighted maturity was 79 days.

In the last six months the Federal Reserve lowered rates by two percentage points. Recently, however, Fed Chairman Greenspan has indicated that an economic recovery is now underway. Sterling believes that short-term rates will be higher over the next six months and is shortening the average maturity of the Portfolio to benefit from rising rates.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

1. The Lipper U.S. Treasury Money Market Funds Index consists of the 30 largest mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

     Past performance is not predictive of future results.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO


         SHARES                                                                                           VALUE
-------------------------                                                                          --------------------
                                 COMMON STOCKS  (97.07%):
                                 AEROSPACE & DEFENSE  (1.19%):
                  21,200         Boeing Company                                                 $              974,352
                                                                                                   --------------------

                                 BANKING  (7.01%):
                  87,507         FleetBoston Financial Corp.                                                 2,920,994
                  96,200         J.P. Morgan Chase & Co.                                                     2,813,860
                                                                                                   --------------------
                                                                                                             5,734,854
                                                                                                   --------------------

                                 BROADCAST SERVICES AND PROGRAMMING  (2.35%):
                  41,300         Clear Channel Communications, Inc. (a)                                      1,925,406
                                                                                                   --------------------


                                 COMPUTER HARDWARE  (1.49%):
                 112,000         EMC Corp. (a)                                                               1,220,800
                                                                                                   --------------------

                                 COMPUTER SOFTWARE  (0.92%):
                  12,950         Microsoft Corp. (a)                                                           755,503
                                                                                                   --------------------

                                 COSMETIC/TOILETRIES  (1.54%):
                  36,900         Gillette Co.                                                                1,261,611
                                                                                                   --------------------

                                 DRUGS/MEDICAL PRODUCTS  (2.07%):
                  36,100         Bristol Myers Squibb Company                                                1,696,700
                                                                                                   --------------------

                                 ELECTRIC - INTEGRATED  (0.44%):
                  17,000         Nisource, Inc.                                                                356,830
                                                                                                   --------------------

                                 FINANCIAL SERVICES  (20.59%):
                  59,000         Citigroup, Inc.                                                             2,669,760
                  86,100         Federal Home Loan Mortgage Corp.                                            5,488,033
                  11,200         Federal National Mortgage Association                                         876,400
                  51,500         Household International, Inc.                                               2,652,260
                  15,600         Morgan Stanley Dean Witter & Co.                                              766,272
                  93,660         Wells Fargo & Co.                                                           4,392,674
                                                                                                   --------------------
                                                                                                            16,845,399
                                                                                                   --------------------

                                 INSURANCE  (6.47%):
                  25,200         IMS Health, Inc. (a)                                                          504,000
                  69,700         John Hancock Financial Services, Inc.                                       2,677,187
                  47,100         Principal Financial Group                                                   1,147,356
                  34,100         Unumprovident Corp. (a)                                                       965,712
                                                                                                   --------------------
                                                                                                             5,294,255
                                                                                                   --------------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO


         SHARES                                                                                           VALUE
-------------------------                                                                          --------------------
                                       MEDIA/BROADCASTING  (1.48%):
                  46,200               EchoStar Communications Corp. (a)                         $            1,206,744
                                                                                                    --------------------

                                       METAL - ALUMINUM  (3.67%):
                  74,000               Alcan Aluminum, Ltd.                                                   2,999,970
                                                                                                    --------------------

                                       MULTIMEDIA  (0.88%):
                  29,000               AOL Time Warner, Inc. (a)                                                719,200
                                                                                                    --------------------

                                       NETWORKING PRODUCTS  (0.72%):
                  41,000               Cisco Systems, Inc. (a)                                                  585,070
                                                                                                    --------------------

                                       OIL AND GAS DRILLING  (1.43%):
                  41,800               Transocean Sedco Forex, Inc.                                           1,170,818
                                                                                                    --------------------

                                       OIL AND GAS EXPLORATION SERVICES (2.56%):
                  21,600               Anadarko Petroleum Corp.                                               1,125,360
                  18,300               Apache Corp. (a)                                                         965,325
                                                                                                    --------------------
                                                                                                              2,090,685
                                                                                                    --------------------

                                       OIL/GAS  (5.33%):
                  22,759               Chevrontexaco Corp.                                                    1,921,770
                  39,400               Halliburton Co.                                                          648,524
                  16,100               Kerr-Mcgee Corp. (a)                                                     890,169
                  15,200               Phillips Petroleum Co. (a)                                               898,472
                                                                                                    --------------------
                                                                                                              4,358,935
                                                                                                    --------------------

                                       PHARMACEUTICALS  (2.38%):
                  12,500               American Home Products Corp.                                             794,375
                  33,500               Schering-Plough Corp.                                                  1,155,415
                                                                                                    --------------------
                                                                                                              1,949,790
                                                                                                    --------------------

                                       PIPELINES  (3.07%):
                  64,200               El Paso Corp.                                                          2,508,936
                                                                                                    --------------------

                                       POWER/UTILITY  (7.61%):
                  57,400               Duke Energy Corp.                                                      2,026,220
                  85,200               Exelon Corp.                                                           4,198,667
                                                                                                    --------------------
                                                                                                              6,224,887
                                                                                                    --------------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION VALUE PORTFOLIO


         SHARES                                                                                           VALUE
-------------------------                                                                          --------------------
                                       RETAIL  (13.07%):
                 105,700               CVS Corp.                                                 $            2,887,734
                  49,000               Dollar General Corp.                                                     722,750
                  69,400               Gap, Inc.                                                                830,718
                  96,400               Kroger Co. (a)                                                         2,135,260
                  22,900               Mattel, Inc.                                                             433,955
                 140,900               McDonalds Corp.                                                        3,677,490
                                                                                                    --------------------
                                                                                                             10,687,907
                                                                                                    --------------------


                                       SATELLITE TELECOMMUNICATIONS (1.40%):
                  77,900               General Motors Corp. - Class H (a)                                     1,149,025
                                                                                                    --------------------

                                       TELECOMMUNICATIONS  (8.35%):
                  41,100               SBC Communications, Inc.                                               1,555,224
                  95,300               Sprint Corp.                                                           1,342,777
                  21,600               Verizon Communications, Inc.                                           1,010,880
                 381,000               WorldCom, Inc. (a)                                                     2,865,120
                   7,640               Worldcom, Inc. - MCI Group (a)                                            52,640
                                                                                                    --------------------
                                                                                                              6,826,641
                                                                                                    --------------------

                                       WASTE DISPOSAL  (1.05%):
                  32,500               Waste Management, Inc.                                                   855,075
                                                                                                    --------------------

                                                                                                    --------------------
Total Common Stocks (Cost $82,490,849)                                                           $           79,399,393
                                                                                                    --------------------

       PRINCIPAL
         AMOUNT
-------------------------

                      SHORT-TERM GOVERNMENT NOTES - (2.96%)
$    2,425,000        Federal Home Loan Bank, 1.80% due 3/1/02                                                2,424,879
                                                                                                    --------------------

                                                                                                    --------------------
Total Short-Term Government Notes (Cost $2,424,879)                                              $            2,424,879
                                                                                                    --------------------


Total Investments (Cost $84,915,849)                 100.03%                                     $           81,824,272
                                                                                                    --------------------
Liabilities in Excess of Other Assets                (0.03)%                                                   (27,881)
                                                                                                    --------------------
NET ASSETS                                           100.00%                                     $           81,796,391
                                               ==============                                       ====================



(a) Non-income producing securities.
See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                            COMMON STOCKS  (98.52%):
                            ADVERTISING  (2.66%):
             19,000         Omnicom Group                                                   $        1,777,260
                                                                                               ----------------

                            BIOMEDICAL  (2.12%):
             30,000         Genentech, Inc. (a)                                                      1,416,000
                                                                                               ----------------

                            COMPUTER HARDWARE  (3.93%):
             65,000         EMC Corp. (a)                                                              708,500
            100,000         Sun Microsystems, Inc. (a)                                                 851,000
             30,000         Veritas Software Corp. (a)                                               1,064,700
                                                                                               ----------------
                                                                                                     2,624,200
                                                                                               ----------------

                            COMPUTER SOFTWARE  (8.02%):
             40,000         Microsoft Corp. (a)                                                      2,333,600
             90,000         Oracle Corp. (a)                                                         1,495,800
             55,000         Siebel Systems, Inc. (a)                                                 1,526,800
                                                                                               ----------------
                                                                                                     5,356,200
                                                                                               ----------------

                            DATA PROCESSING SERVICES  (1.89%):
             24,000         Automatic Data Processing, Inc. (a)                                      1,265,040
                                                                                               ----------------

                            ELECTRONICS  (6.68%):
            105,000         Intel Corp. (a)                                                          2,997,750
             50,000         Texas Instruments, Inc.                                                  1,467,500
                                                                                               ----------------
                                                                                                     4,465,250
                                                                                               ----------------

                            FINANCIAL SERVICES  (10.79%):
            112,500         Charles Schwab Corp.                                                     1,467,000
             45,000         Citigroup, Inc.                                                          2,036,250
             27,000         Goldman Sachs Group, Inc.                                                2,185,380
             30,000         State Street Corp.                                                       1,521,000
                                                                                               ----------------
                                                                                                     7,209,630
                                                                                               ----------------

                            INSURANCE  (6.20%):
             26,000         American International Group, Inc.                                       1,923,220
             21,000         Marsh & McLennan Companies, Inc.                                         2,216,550
                                                                                               ----------------
                                                                                                     4,139,770
                                                                                               ----------------

                            MANUFACTURING  (8.63%):
            102,000         General Electric Co.                                                     3,927,000
             25,000         Illinois Tool Works, Inc.                                                1,839,000
                                                                                               ----------------
                                                                                                     5,766,000
                                                                                               ----------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                            MINING  (2.29%):
             13,000         Minnesota Mining & Manufacturing Co.                            $        1,533,090
                                                                                               ----------------


                            MULTIMEDIA  (4.11%):
             45,000         AOL Time Warner, Inc. (a)                                                1,116,000
             35,000         Viacom, Inc.  Class B (a)                                                1,629,250
                                                                                               ----------------
                                                                                                     2,745,250
                                                                                               ----------------

                            NETWORKING PRODUCTS  (3.31%):
            155,000         Cisco Systems, Inc. (a)                                                  2,211,850
                                                                                               ----------------

                            OIL/GAS  (1.55%):
             25,000         Exxon Mobil Corp.                                                        1,032,500
                                                                                               ----------------

                            PHARMACEUTICALS  (16.79%):
             27,000         American Home Products Corp.                                             1,715,850
             22,000         GlaxoSmithKline PLC, ADR                                                 1,076,900
             30,000         Johnson & Johnson                                                        1,827,000
             90,000         Pfizer, Inc.                                                             3,686,400
             37,000         Pharmacia Corp.                                                          1,518,850
             40,000         Schering-Plough Corp.                                                    1,379,600
                                                                                               ----------------
                                                                                                    11,204,600
                                                                                               ----------------

                            RETAIL  (9.98%):
             37,000         Costco Wholesale Corp. (a)                                               1,526,620
             35,000         Home Depot, Inc.                                                         1,750,000
             30,000         Wal-Mart Stores, Inc.                                                    1,860,300
             38,000         Walgreen Co.                                                             1,529,120
                                                                                               ----------------
                                                                                                     6,666,040
                                                                                               ----------------
                            SEMICONDUCTOR  (6.25%):
             45,000         Applied Materials, Inc. (a)                                              1,956,150
             28,000         Broadcom Corp. (a)                                                         858,200
             32,000         Novellus Systems, Inc. (a)                                               1,362,880
                                                                                               ----------------
                                                                                                     4,177,230
                                                                                               ----------------

                            SHIPPING/TRANSPORTATION  (2.73%):
             31,000         United Parcel Service, Inc., Class B                                     1,827,140
                                                                                               ----------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                            TELECOMMUNICATIONS EQUIPMENT & PRODUCTS (0.62%):
             85,000         JDS Uniphase Corp. (a)                                         $           412,250
                                                                                              -----------------

                                                                                              -----------------
Total Common Stocks (Cost $65,976,119)                                                     $        65,829,300
                                                                                              -----------------


Total Investments (Cost $65,976,119)             98.52%                                    $        65,829,300
                                                                                              -----------------
Other Assets in Excess of Liabilities             1.48%                                                988,086
                                                                                              -----------------
NET ASSETS                                      100.00%                                    $        66,817,386
                                            ============                                      =================



(a) Non-income producing securities.

See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                                 COMMON STOCKS  (100.25%)
                                 AUTOMOTIVE EQUIPMENT & MANUFACTURING (3.11%)
                24,000           Borg Warner, Inc.                                            $           1,443,600
                                                                                                 -------------------

                                 BIOTECHNOLOGY  (1.87%)
                21,000           Cambrex Corp.                                                              869,190
                                                                                                 -------------------

                                 CHEMICALS  (2.98%)
                83,000           RPM, Inc.                                                                1,386,100
                                                                                                 -------------------

                                 CONSTRUCTION  (5.94%)
                32,300           Granite Construction, Inc.                                                 695,419
                20,000           Insituform Technologies - Class A (a)                                      494,000
                38,000           Lafarge Corp.                                                            1,570,920
                                                                                                 -------------------
                                                                                                          2,760,339
                                                                                                 -------------------

                                 CONTAINERS & PACKAGING  (2.76%)
                37,000           AptarGroup, Inc.                                                         1,280,200
                                                                                                 -------------------

                                 DIVERSIFIED MANUFACTURING  (3.93%)
                37,000           Teleflex, Inc.                                                           1,827,060
                                                                                                 -------------------

                                 ELECTRICAL PRODUCTS  (8.20%)
                60,000           Baldor Electric Co.                                                      1,275,000
                66,000           Belden, Inc.                                                             1,394,580
                98,000           Cable Design Technologies Corp. (b)                                      1,136,800
                                                                                                 -------------------
                                                                                                          3,806,380
                                                                                                 -------------------

                                 ELECTRONIC COMPONENTS  (6.04%)
                72,000           Bel Fuse Inc., Class B                                                   1,653,120
                30,000           Excel Technology, Inc. (a)                                                 501,000
                30,000           Technitrol, Inc.                                                           653,400
                                                                                                 -------------------
                                                                                                          2,807,520
                                                                                                 -------------------

                                 ENERGY & UTILITIES  (5.52%)
                53,000           NUI Corp.                                                                1,203,630
                61,000           Questar Corp.                                                            1,362,130
                                                                                                 -------------------
                                                                                                          2,565,760
                                                                                                 -------------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                                 HOUSEHOLD PRODUCTS  (6.29%)
                60,000           Church & Dwight Co., Inc.                                   $           1,854,000
                32,000           Libbey, Inc.                                                            1,068,800
                                                                                                -------------------
                                                                                                         2,922,800
                                                                                                -------------------

                                 INSURANCE - LIFE & HEALTH  (2.88%)
                43,000           Protective Life Corp.                                                   1,335,580
                                                                                                -------------------

                                 MACHINERY  (0.67%)
                 8,000           Kennametal, Inc.                                                          309,120
                                                                                                -------------------

                                 MANUFACTURING  (4.06%)
                54,000           Clarcor, Inc.                                                           1,518,480
                41,000           Wolverine Tube, Inc. (a)                                                  369,000
                                                                                                -------------------
                                                                                                         1,887,480
                                                                                                -------------------

                                 MEDICAL PRODUCTS  (6.21%)
                52,500           Dentsply International, Inc.                                            1,741,425
                28,000           PolyMedica, Corp. (a)                                                     594,720
                19,000           West Pharmaceutical Services, Inc.                                        550,050
                                                                                                -------------------
                                                                                                         2,886,195
                                                                                                -------------------

                                 OIL/GAS  (9.11%)
                29,000           Newfield Exploration Co. (a)                                            1,052,410
                43,000           Piedmont Natural Gas Co., Inc.                                          1,376,430
                52,000           Vintage Petroleum, Inc.                                                   546,000
                66,500           XTO Energy, Inc.                                                        1,252,860
                                                                                                -------------------
                                                                                                         4,227,700
                                                                                                -------------------

                                 REAL ESTATE INVESTMENT TRUSTS  (1.04%)
                15,400           Mack-Cali Realty Corp.                                                    484,330
                                                                                                -------------------

                                 RESTAURANTS  (6.72%)
                36,150           Applebee's International, Inc.                                          1,304,292
                51,000           Outback Steakhouse, Inc. (a)                                            1,818,660
                                                                                                -------------------
                                                                                                         3,122,952
                                                                                                -------------------

                                 RETAIL  (10.26%)
                73,000           Claire's Stores, Inc.                                                   1,384,080
                19,000           Footstar, Inc. (a)                                                        528,200
               115,000           ShopKo Stores, Inc. (a)                                                 1,621,500
                47,200           Supervalu, Inc.                                                         1,224,840
                                                                                                -------------------
                                                                                                         4,758,620
                                                                                                -------------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
LARGE CAPITALIZATION GROWTH PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                                 SCIENTIFIC & TECHNICAL INSTRUMENTS (1.78%)
                33,000           Veeco Instruments, Inc. (a)                                 $             825,330
                                                                                                -------------------

                                 SEMICONDUCTOR INDUSTRY  (3.58%)
                39,000           Actel Corp. (a)                                                           699,270
                37,600           ATMI, Inc. (a)                                                            963,312
                                                                                                -------------------
                                                                                                         1,662,582
                                                                                                -------------------

                                 TECHNOLOGY  (1.86%)
                40,000           LTX Corp. (a)                                                             864,000
                                                                                                -------------------

                                 TRUCKING  (5.44%)
                65,000           Arkansas Best Corp. (a)                                                 1,743,300
                21,000           Roadway Express, Inc.                                                     785,400
                                                                                                -------------------
                                                                                                         2,528,700
                                                                                                -------------------

                                                                                                -------------------
Total Common Stocks (Cost $43,686,270)                                                       $          46,561,538
                                                                                                -------------------

      PRINCIPAL
        AMOUNT                                                                                        VALUE
-----------------------                                                                         -------------------

                                 REPURCHASE AGREEMENTS  (2.00%)
         $     929,000           State Street Bank & Trust Company, at 6.50%,                $             929,000
                                                                                                -------------------
                                 purchased on 2/28/02, due 3/1/02 with a maturity
                                 value of $929,017 (collateralized fully by various
                                 U.S. Government Agency Obligations)

                                                                                                -------------------
Total Repurchase Agreements (Cost $929,000)                                                  $             929,000
                                                                                                -------------------



Total Investments (Cost $44,615,270)                            102.25%                      $          47,490,538
                                                                                                -------------------
Liabilities in Excess of Other Assets                           (2.25)%                                (1,042,496)
                                                                                                -------------------
NET ASSETS                                                      100.00%                      $          46,448,042
                                                        ================                        ===================



(a) Non-income producing securities.

See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                               COMMON STOCKS  (101.78%):
                               AUSTRALIA  (2.73%):

                               BANKING  (2.73%):
              9,890            Australia & New Zealand Banking Group, Ltd., ADR                  $         470,764
                                                                                                    ---------------

                               FINLAND  (3.93%):

                               TELECOMMUNICATIONS  (3.93%):
             31,840            Nokia Corp., Sponsored ADR                                                  676,673
                                                                                                    ---------------

                               FRANCE  (15.27%):

                               COMMUNICATIONS & MEDIA  (3.51%):
             15,583            Vivendi Universal SA, ADR                                                   604,929
                                                                                                    ---------------

                               INSURANCE-MULTI-LINE  (1.90%):
             17,800            AXA,  ADR                                                                   328,232
                                                                                                    ---------------

                               OIL & GAS  (3.15%):
              7,385            TOTAL Fina Elf S.A.,  ADR                                                   543,167
                                                                                                    ---------------

                               PHARMACEUTICALS  (6.71%):
             15,600            Aventis, ADR                                                              1,156,740
                                                                                                    ---------------

                                                                                                    ---------------
                                                                                                         2,633,068
                                                                                                    ---------------
                               GERMANY  (11.00%):

                               BANKING  (2.15%):
              6,310            Deutsche Banc AG, ADR                                                       371,280
                                                                                                    ---------------

                               COMPUTER SOFTWARE: (2.87%)
             14,494            SAP AG,  ADR                                                                495,260
                                                                                                    ---------------

                               DIVERSIFIED MANUFACTURING OPERATIONS  (3.24%):
              9,445            Siemens AG, ADR (b)                                                         557,986
                                                                                                    ---------------

                               INSURANCE  (2.74%):
             21,092            Allianz AG, ADR                                                             472,153
                                                                                                    ---------------

                                                                                                    ---------------
                                                                                                         1,896,679
                                                                                                    ---------------
                               HONG KONG  (3.07%):

                               CLOSED END FUNDS  (3.07%):
             61,000            iShares MSCI Hong Kong                                                      528,870
                                                                                                    ---------------

                               JAPAN  (16.14%):

                               AUDIO/VIDEO PRODUCTS  (1.44%):
              5,376            Sony Corp., ADR                                                             248,371
                                                                                                    ---------------

                               AUTOMOBILES & TRUCKS  (1.24%):
              4,157            Toyota Motor Corp., ADR                                                     213,878
                                                                                                    ---------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                              BANKING & FINANCE  (1.58%):
            44,545            Mitsubishi Tokyo Financial Group, Inc. ADR                         $         272,170
                                                                                                    ---------------

                              COSMETICS/TOILETRIES  (2.23%):
             2,047            Kao Corp., ADR                                                               384,697
                                                                                                    ---------------

                              FINANCE  (1.66%):
             7,554            Orix Corp.,  ADR                                                             286,297
                                                                                                    ---------------

                              IDENTIFICATION SYS/DEV  (1.60%):
             3,101            Secom Co., Ltd.,  ADR                                                        275,747
                                                                                                    ---------------

                              OFFICE EQUIPMENT  (2.47%):
            12,282            Canon, Inc.,  ADR                                                            425,448
                                                                                                    ---------------

                              RETAIL  (1.97%):
            11,040            Seven-Eleven Japan Ltd.,  ADR                                                339,057
                                                                                                    ---------------

                              SOFTWARE & COMPUTER SERVICES  (0.69%):
             5,396            Trend Micro, Inc., ADR                                                       118,712
                                                                                                    ---------------

                              TELECOMMUNICATIONS  (1.26%):
            13,578            Nippon Telegraph and Telephone Corp., ADR                                    217,384
                                                                                                    ---------------

                                                                                                    ---------------
                                                                                                         2,781,761
                                                                                                    ---------------

                              NETHERLANDS  (8.60%):

                              ELECTRONICS  (2.39%):
            15,874            Koninklijke Philips Electronics NV                                           412,089
                                                                                                    ---------------

                              MULTI-MEDIA  (4.42%):
            25,750            VNU NV,  ADR                                                                 761,737
                                                                                                    ---------------

                              TRANSPORT - AIR FREIGHT  (1.79%):
            15,164            TPG NV, ADR                                                                  308,739
                                                                                                    ---------------

                                                                                                    ---------------
                                                                                                         1,482,565
                                                                                                    ---------------
                              SPAIN  (8.65%):

                              BANKING  (5.22%):
            43,250            Banco Bilbao Vizcaya Argentari, ADR                                          503,431
            49,587            Banco Santander Central Hispano Americano, ADR                               396,200
                                                                                                    ---------------
                                                                                                           899,631
                                                                                                    ---------------

                              TELECOMMUNICATIONS  (3.43%):
            16,841            Telefonica, ADR (a)                                                          590,958
                                                                                                    ---------------
                                                                                                         1,490,589
                                                                                                    ---------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO


         SHARES                                                                                     VALUE
-------------------------                                                                    --------------------
                              SWITZERLAND  (7.67%):

                              FOOD PRODUCTS  (5.15%):
            16,078            Nestle, ADR                                                        $         887,903
                                                                                                    ---------------

                              HUMAN SERVICES  (2.52%):
            29,000            Adecco, ADR                                                                  434,939
                                                                                                    ---------------

                                                                                                    ---------------
                                                                                                         1,322,842
                                                                                                    ---------------

                              TAIWAN  (0.78%):

                              SEMICONDUCTORS  (0.78%):
             8,310            Taiwan Semiconductor Manufacturing Co. Ltd. ADR                              135,038
                                                                                                    ---------------

                              UNITED KINGDOM  (23.94%):

                              BANKING  (4.06%):
             5,800            Barclays PLC, ADR                                                            700,060
                                                                                                    ---------------

                              BEVERAGES  (2.64%):
             9,560            Diageo PLC - ADR                                                             454,601
                                                                                                    ---------------

                              FINANCIAL SERVICES  (3.52%):
            10,830            HSBC Holdings PLC, ADR                                                       607,130
                                                                                                    ---------------

                              MULTI-MEDIA  (0.94%):
             3,670            Reuters Group PLC, ADR                                                       161,700
                                                                                                    ---------------

                              OIL & GAS  (4.08%):
            16,832            Shell Transport & Trading Co., ADR                                           703,409
                                                                                                    ---------------

                              PHARMACEUTICALS  (4.16%):
            14,638            GlaxoSmithKline PLC, ADR                                                     716,530
                                                                                                    ---------------

                              TELECOMMUNICATIONS  (4.54%):
            41,320            Vodafone Group PLC, ADR                                                      785,079
                                                                                                    ---------------

                                                                                                    ---------------
                                                                                                         4,128,509
                                                                                                    ---------------

                                                                                                    ---------------
Total Common Stocks (Cost $22,699,816)                                                           $      17,547,358
                                                                                                    ---------------


Total Investments (Cost $22,699,816)                             101.78%                         $      17,547,358
                                                                                                    ---------------
Liabilities in Excess of Other Assets                            (1.78)%                                 (307,670)
                                                                                                    ---------------
NET ASSETS                                                       100.00%                         $      17,239,688
                                                        =================                           ===============


SUMMARY OF ABBREVIATIONS:
(a) - Non-incoming producing securities.
ADR - American Depository Receipt

See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO


     PRINCIPAL
      AMOUNT                                                                                                   VALUE
--------------------                                                                                    --------------------
                              ASSET BACKED SECURITIES  (1.68%):
        $   477,683           Residential Asset Securities Corp.,                                      $          483,377
                                                                                                          ----------------
                              Series 1999-KS2, Class A14, 6.80%, 10/25/23

                                                                                                          ----------------
                              Total Asset Backed Securities (Cost $484,848)                                       483,377
                                                                                                          ----------------

                              CORPORATE NOTES & BONDS  (63.05%):
                              AUTOMOTIVE  (5.21%):
          1,500,000           TRW, Inc., 6.05%, 1/15/05                                                         1,502,235
                                                                                                          ----------------

                              BANK, INSURANCE & FINANCE  (5.86%):
            623,724           PNC Mortgage Securities Corp., 6.75%, 10/25/28                                      635,806
          1,026,279           PNC Mortgage Securities Corp., 6.75%, 10/25/28                                    1,051,608
                                                                                                          ----------------
                                                                                                                1,687,414
                                                                                                          ----------------

                              CHEMICALS  (5.41%):
          1,500,000           ICI Wilmington, Inc., 6.95%, 9/15/04                                              1,558,470
                                                                                                          ----------------

                              ELECTRIC UTILITIES  (13.94%):
          1,000,000           Detroit Edison Co., 7.50%, 2/1/05                                                 1,071,819
          1,000,000           Jersey Central Power & Light, 6.38%, 5/1/03                                       1,020,920
            600,000           Public Service Electric & Gas Co., 5.63%, 6/1/03                                    632,028
            550,000           South Carolina Electric & Gas Co., 7.50%, 6/15/05                                   592,999
            700,000           Southern California Edison, 5.88%, 1/15/01                                          698,250
                                                                                                          ----------------
                                                                                                                4,016,016
                                                                                                          ----------------

                              ELECTRONIC COMPONENTS & SEMICONDUCTORS  (4.16%):
          1,200,000           Avnet, Inc.                                                                       1,199,064
                                                                                                          ----------------

                              ENERGY  (1.06%):
            300,000           Shell Oil Co., 6.70%,  8/15/02                                                      305,826
                                                                                                          ----------------

                              FINANCIAL SERVICES  (8.34%):
          1,000,000           Associates Corp. North America, 6.63%, 6/15/05                                    1,057,550
            203,948           Bellsouth Savings & Security Employee Stock Option Plan,                            212,302
                              MTN, Series A, 9.13%, 7/1/03
            122,107           Bellsouth Savings & Security Employee Stock Option Plan, MTN,                       127,504
                              Series A, 9.13%, 7/1/03
            750,000           BHP Finance USA, 7.88%, 12/1/02                                                     775,965
             39,963           Copelco Capital Funding Corp., Series 1999-B, Class A3,                              40,195
                              6.61%, 12/18/02
            183,843           Guaranteed Export Trust, 6.28%. , 6/15/04                                           189,351
                                                                                                          ----------------
                                                                                                                2,402,867
                                                                                                          ----------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT QUALITY BOND PORTFOLIO


     PRINCIPAL
      AMOUNT                                                                                                   VALUE
--------------------                                                                                    --------------------
                              FOREST & PAPER PRODUCTS  (5.31%):
       $  1,500,000           Scott Paper Co.                                                          $        1,530,420
                                                                                                          ----------------

                              MULTIMEDIA  (3.52%):
          1,000,000           Westinghouse Electric Corp., 8.38%, 6/15/02                                       1,015,480
                                                                                                          ----------------

                              OIL/GAS  (0.99%):
            275,000           Amoco Canada Co., 7.25%, 12/1/02                                                    284,111
                                                                                                          ----------------

                              PHARMACEUTICALS  (3.80%):
          1,000,000           American Home Products, 7.90%, 2/15/05                                            1,094,610
                                                                                                          ----------------

                              TECHNOLOGY  (3.60%):
          1,000,000           Lockheed Martin Corp., 6.75%, 3/15/03                                             1,036,170
                                                                                                          ----------------

                              TELECOMMUNICATIONS  (1.86%):
            500,000           Bell Atlantic West Virginia, 7.00%, 8/15/04                                         536,170
                                                                                                          ----------------

                                                                                                          ----------------
                              Total Corporate Bonds (Cost $17,818,178)                                         18,168,853
                                                                                                          ----------------

                              U.S. GOVERNMENT AGENCY MORTGAGES  (23.73%):
                              FANNIE MAE  (8.39%)
          2,300,000           6.00%, 5/15/08                                                                    2,417,875
                                                                                                          ----------------

                              FREDDIE MAC  (15.34%)
          1,000,000           5.13%, 10/15/08                                                                   1,000,620
          3,000,000           7.63%, 5/14/10, Series EA10                                                       3,418,590
                                                                                                          ----------------
                                                                                                                4,419,210
                                                                                                          ----------------

                                                                                                          ----------------
                              Total U.S. Government Agency Mortgages (Cost $6,476,983)                          6,837,085
                                                                                                          ----------------

                              U.S. TREASURY OBLIGATIONS  (9.90%):
                              U.S. TREASURY NOTE  (9.90%)
          2,700,000           5.63%, 5/15/08                                                                    2,852,712
                                                                                                          ----------------

                                                                                                          ----------------
                              Total U.S. Treasury Obligations (Cost $2,759,961)                                 2,852,712
                                                                                                          ----------------


Total Investments (Cost $27,539,970)                            98.36%                                 $       28,342,027
                                                                                                          ----------------
Other Assets in Excess of Liabilities                            1.64%                                            472,742
                                                       ================                                   ----------------
NET ASSETS                                                     100.00%                                 $       28,814,769
                                                       ================                                   ================


See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


   PRINCIPAL
     AMOUNT                                                                                                          VALUE
-----------------                                                                                               ----------------
                            MUNICIPAL BONDS (100.32%)

                            ARIZONA  (4.88%)

                            WATER/SEWER  (4.88%)
       $ 350,000            Sedona, Wastewater Municipal Property, Corporate Excise Tax Revenue,             $          335,787
                            4.75%, 7/1/27, Callable 7/1/08 @ 100, MBIA                                         ----------------

                            CALIFORNIA  (11.68%)

                            HOUSING  (4.90%)
         330,000            State Housing Financing Agency, Revenue, Single Family Mortgage                             337,219
                                                                                                                ----------------
                            Purchase Amount, Series A, Class I, 5.30%, 8/1/18,
                            Callable 2/1/08 @ 101.50, FHA

                            PUBLIC FACILITIES  (3.81%)
         250,000            State Public Works Board Lease Revenue, State University Projects,                          262,058
                                                                                                                ----------------
                            Series A, 5.38%, 10/1/17, Callable 10/1/06 @ 102

                            TURNPIKE/TOLL  (2.97%)
         200,000            Foothill/Eastern Corridor Agency, Toll Road Revenue, 5.75%, 1/15/40,                        204,370
                                                                                                                ----------------
                            Callable 1/15/10 @ 101

                                                                                                                ----------------
                                                                                                                        803,647
                                                                                                                ----------------

                            COLORADO  (6.21%)

                            HEALTH/HOSPITAL  (2.33%)
         150,000            Denver, City & County Revenue, Children's Hospital Association                              160,637
                                                                                                                ----------------
                            Project, 6.00%, 10/1/15, Callable 10/1/03 @ 102, FGIC

                            PUBLIC FACILITIES  (3.88%)
         250,000            Denver, City & County, Excise Tax Revenue, Colorado Convention                              266,820
                            Center Project, Series A, 5.50%, 9/1/17, Callable 3/1/11 @ 100, FSA                 ----------------

                                                                                                                ----------------
                                                                                                                        427,457
                                                                                                                ----------------

                            DISTRICT OF COLUMBIA  (3.37%)

                            PUBLIC FACILITIES  (3.37%)
         250,000            Washington, Convention Center Authority, Dedicated Tax Revenue,                             231,978
                            4.75%, 10/1/28, AMBAC                                                               ----------------

                            FLORIDA  (0.55%)

                            EDUCATION  (0.55%)
          35,000            Dade County School Board Certification Participation, Series A,                              37,965
                            5.75%, 5/1/12                                                                       ----------------

                            HAWAII  (5.06%)

                            GENERAL OBLIGATION  (5.06%)
         355,000            State, GO, Series CR, 4.75%, 4/1/18, Callable 4/1/08 @101                                   347,943
                                                                                                                ----------------

                            ILLINOIS  (5.07%)

                            HEALTH/HOSPITAL  (5.07%)
         350,000            State Health Facilities Authority Revenue, Northwestern Medical Facility                    349,188
                            Foundation, 5.00%, 11/15/18, Callable 5/15/08 @ 101                                 ----------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


   PRINCIPAL
     AMOUNT                                                                                                          VALUE
-----------------                                                                                               ----------------
                            KENTUCKY  (5.14%)

                            AIRPORT  (5.14%)
   $     350,000            Louisville & Jefferson County, Airport Authority, Airport System                 $          353,430
                            Revenue, Series A, 5.38%, 7/1/23, Callable 7/1/11 @ 101                             ----------------

                            LOUISIANA  (2.39%)

                            GENERAL OBLIGATION  (2.39%)
         150,000            New Orleans, GO, 6.13%, 10/1/16, Callable 10/1/05 @ 101, AMBAC                              164,526
                                                                                                                ----------------

                            MARYLAND  (4.68%)

                            WATER/SEWER  (4.68%)
         300,000            State Energy Funding Administration, Solid Waste Disposal,                                  322,239
                            LO Revenue, 6.30%, 12/1/10, Callable 12/1/06 @ 102                                  ----------------

                            MISSOURI  (0.37%)

                            HOUSING  (0.37%)
          25,000            State Housing Development Community Mortgage, Single Family Hous-                            25,529
                            ing Revenue, Series C, 6.90%, 7/1/18, Callable 1/1/02 @ 102, GNMA                   ----------------

                            NEBRASKA  (0.64%)

                            POWER/UTILITY  (0.64%)
          40,000            Omaha Public Power District, Electric Revenue, Series C, 5.50%, 2/1/14                       44,208
                                                                                                                ----------------

                            NEW HAMPSHIRE  (3.74%)

                            HEALTH/HOSPITAL  (3.74%)
         250,000            State Health & Education Facilities Authority Revenue, Dartmouth-                           257,408
                            Hitchcock Obligation Group, 5.50%, 8/1/27, Callable 8/1/12 @ 100                    ----------------

                            NORTH DAKOTA  (5.44%)

                            HOUSING  (5.44%)
         367,000            State Housing Financing Agency, Revenue, Housing Financing Program,                         374,347
                            Series C, 5.50%, 7/1/18, Callable 7/1/08 @ 102                                      ----------------

                            OHIO  (0.85%)

                            HEALTH/HOSPITAL  (0.85%)
          50,000            Lorain County, Hospital Revenue, Regional Medical Center, 7.75%,                             58,727
                            11/1/13, Callable 11/1/05 @ 102, AMBAC                                              ----------------

                            PENNSYLVANIA  (1.15%)

                            REVENUE  (1.15%)
          75,000            Philadelphia, Municipal Authority Revenue, Series A, 5.63%, 11/15/14,                        78,832
                            Callable 11/15/03 @ 102                                                             ----------------

                            PUERTO RICO  (1.07%)

                            POWER/UTILITY  (1.07%)
          65,000            Electric Power Authority, Revenue, Series X, 6.00%, 7/1/15,                                  73,557
                            Callable 7/1/05 @ 102                                                               ----------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


   PRINCIPAL
     AMOUNT                                                                                                          VALUE
-----------------                                                                                               ----------------
                            SOUTH CAROLINA  (8.76%)

                            HEALTH/HOSPITAL  (3.67%)
   $     250,000            Spartanburg County Health Services District, Inc., Hospital Revenue,             $          252,670
                            Series B, 5.13%, 4/15/17, Callable 4/15/07 @ 101, MBIA                              ----------------

                            POWER/UTILITY  (5.09%)
         350,000            Piedmont Municipal Power Agency Electric, Series A, 5.00%, 1/1/18,                          349,978
                            Callable 12/1/09 @100                                                               ----------------

                                                                                                                ----------------
                                                                                                                        602,648
                                                                                                                ----------------

                            TEXAS  (7.61%)

                            EDUCATION  (3.79%)
         250,000            Texas State University, System Revenue, 5.38%, 3/15/17,                                     260,682
                            Callable 3/15/10 @ 100, FSA                                                         ----------------

                            HOUSING  (3.08%)
         200,000            State Veterans Housing Assistance, GO, Series B, 5.75%, 12/1/13, FHA                        212,169
                                                                                                                ----------------

                            POWER/UTILITY  (0.74%)
          50,000            Brazos River Authority Revenue, 5.80%, 8/1/15, Callable 8/1/02 @ 100                         50,669
                                                                                                                ----------------

                                                                                                                ----------------
                                                                                                                        523,520
                                                                                                                ----------------

                            UTAH  (2.14%)

                            GENERAL OBLIGATION  (2.14%)
         150,000            Clearfield City, GO, 5.00%, 2/1/23, Callable 2/1/09 @ 100, MBIA                             147,510
                                                                                                                ----------------

                            VIRGINIA  (4.51%)

                            HOUSING  (4.51%)
         300,000            State Housing Development Authority, Revenue, Commonwealth                                  310,107
                            Mortgage, Series B, 5.40%, 1/1/15                                                   ----------------

                            WASHINGTON  (0.53%)

                            POWER/UTILITY  (0.53%)
          35,000            Seattle, Municipal Light & Power Revenue, Series A, 5.75%, 8/1/11                            36,334
                                                                                                                ----------------

                            WISCONSIN  (14.11%):

                            HEALTH/HOSPITAL  (10.18%):
         300,000            State Health & Educational Authority, Revenue, Aurora Health Care,                          297,660
                            Inc., 5.75%, 8/15/27, Callable 8/15/07 @ 102, MBIA

         400,000            State Health & Educational Facilities Authority, Revenue,                                   402,603
                            Waukesha Memorial Hospital, Series A, 5.25%, 8/15/19,                               ----------------
                            Callable 8/15/06 @ 102, AMBAC

                                                                                                                ----------------
                                                                                                                        700,263
                                                                                                                ----------------

                            HOUSING  (3.93%):
         260,000            State Housing & Economic Development Authority, Homeownership                               270,189
                            Revenue, Series F, 6.20%, 3/1/27, Callable 9/1/06 @ 102                             ----------------
                                                                                                                        970,452
                                                                                                                ----------------

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


   PRINCIPAL
     AMOUNT                                                                                                          VALUE
-----------------                                                                                               ----------------
                            WYOMING  (0.37%)

                            HOUSING  (0.37%)
  $       25,000            Community Development Authority Housing Revenue, Series 1,                       $           25,776
                            6.65%, 12/1/06, Callable 1/1/05 @ 102                                               ----------------

Total Municipal Bonds                                                                                        $        6,903,115
                                                                                                                ----------------


Total Investments (Cost $6,723,770)                               100.32%                                    $        6,903,115
                                                                                                                ----------------
Liabilities in Excess of Other Assets                             (0.32)%                                              (21,838)
                                                                                                                ----------------
NET ASSETS                                                        100.00%                                    $        6,881,277
                                                       ===================                                      ================


Summary of Abbreviations:
           AMBAC     Insured by AMBAC Indemnity Corporation
            FGIC     Insured by Financial Guaranty Insurance Corporation
             FHA     Federal Housing Administration
             FSA     Insured by Federal Security Assurance
            GNMA     Insured by Government National Mortgage Association
              GO     General Obligation
            MBIA     Insured by Municipal Bond Insurance Association
            PSFG     Permanent School Funding Guaranteed

See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET PORTFOLIO


    PRINCIPAL
      AMOUNT                                                                                                VALUE
-------------------                                                                                   ------------------
                              U.S. GOVERNMENT NOTES  (99.35%)
                              FEDERAL FARM CREDIT BANK  (5.34%)
      $  1,770,000            1.74%, 3/26/02                                                       $          1,767,861
                                                                                                      ------------------

                              FEDERAL HOME LOAN BANK  (9.56%)
         1,000,000            5.26%, 5/17/02                                                                  1,002,195
           105,000            1.60%, 5/23/02                                                                    104,613
         2,000,000            6.88%, 7/18/02                                                                  2,062,420
                                                                                                      ------------------
                                                                                                              3,169,228
                                                                                                      ------------------

                              FEDERAL HOME LOAN MORTGAGE DISCOUNT NOTES  (84.45%)
           385,000            1.70%, 3/5/02                                                                     384,927
         2,950,000            1.67%, 3/19/02                                                                  2,947,537
           255,000            3.74%, 3/22/02                                                                    254,444
           360,000            1.73%, 4/2/02                                                                     359,446
           450,000            1.71%, 4/3/02                                                                     449,295
         2,419,000            1.68%, 4/11/02                                                                  2,414,372
         1,070,000            1.71%, 4/12/02                                                                  1,067,865
            80,000            1.66%, 4/18/02                                                                     79,823
           870,000            1.66%, 4/18/02                                                                    867,970
         2,615,000            1.74%, 4/23/02                                                                  2,608,302
           560,000            1.74%, 4/24/02                                                                    558,538
         1,235,000            1.74%, 4/24/02                                                                  1,231,832
         1,655,000            1.71%, 4/26/02                                                                  1,650,598
           540,000            2.04%, 5/3/02                                                                     538,072
           175,000            1.73%, 5/8/02                                                                     174,428
           495,000            1.74%, 5/9/02                                                                     493,349
         1,000,000            5.50%, 5/15/02                                                                  1,002,568
         1,255,000            1.74%, 5/15/02                                                                  1,250,451
         4,430,000            1.74%, 5/22/02                                                                  4,412,442
         1,890,000            1.74%, 7/10/02                                                                  1,878,033
         2,000,000            6.63%, 8/15/02                                                                  2,057,960
         1,325,000            2.06%, 12/20/02                                                                 1,302,709
                                                                                                      ------------------
                                                                                                             27,984,961
                                                                                                      ------------------

                                                                                                      ------------------
                              Total U.S. Government Notes (Cost $32,922,050)                                 32,922,050
                                                                                                      ------------------

                              U.S. TREASURY BILLS  (0.86%)
           285,000            1.71%, 5/16/02                                                                    283,971
                                                                                                      ------------------

                                                                                                      ------------------
                              Total U.S. Treasury Bills (Cost $283,971)                                         283,971
                                                                                                      ------------------


Total Investments (Cost $33,206,021)                      100.21%                                  $         33,206,021
                                                                                                      ------------------
Liabilities in Excess of Other Assets                     (0.21)%                                              (69,054)
                                                                                                      ------------------
NET ASSETS                                                100.00%                                  $         33,136,967
                                                  ================                                    ==================


(a) Amortized cost for federal income tax and financial reporting purposes are the same.

See accompanying notes to financial statements.

February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                        ------------- ------------- -------------- -------------- -------------

                                           Large          Large                                    Investment
                                       Capitalization Capitalization    Small      International    Quality
                                            Value         Growth    Capitalization    Equity          Bond
                                          Portfolio      Portfolio     Portfolio     Portfolio      Portfolio
                                        ------------- ------------- -------------- -------------- -------------
Assets
    Investments, (including repurchase
    agreements of $0, $0, $929,000,
    $0, $0 $0, $0 respectively; note 1f),
    at value (cost - $84,915,849;
    $65,976,119;$44,615,270;
    $22,699.816; $27,539,970;
    $6,723,770; and $33,206,021,
    respectively; note 1a)               $81,824,272   $65,829,300    $47,490,538    $17,547,358   $28,342,027
  Cash                                           793       869,998            220              -             -
  Interest and dividends receivable          182,663        84,188         56,550         49,117       437,629
  Receivable for capital shares issued       205,262       108,200         54,385         27,046        82,920
  Prepaid expenses and other assets          210,632       118,407         63,244         84,569        69,231
                                        ------------- ------------- -------------- -------------- -------------
       Total Assets                       82,423,622    67,010,093     47,664,937     17,708,090    28,931,807
                                        ------------- ------------- -------------- -------------- -------------

Liabilities
  Payable to manager                          40,717        34,011         28,501         10,549        12,438
  Payable for investments purchased          386,747             -              -              -             -
  Payable for shares of beneficial
    interest redeemed                        187,645       148,406      1,181,804         41,158        46,385
  Administration fee payable                   8,436         7,059          4,842          1,813         1,923
  Other payables and accrued expenses          3,686         3,231          1,748        414,882        56,292
                                        ------------- ------------- -------------- -------------- -------------
       Total Liabilities                     627,231       192,707      1,216,895        468,402       117,038
                                        ------------- ------------- -------------- -------------- -------------

Net Assets
  Shares of beneficial interest at            50,272        45,201         41,875         21,260        27,590
    par value
  Paid-in-surplus                         88,831,092    76,398,050     44,316,611     25,823,233    27,748,722
  Accumulated undistributed net
    investment income (loss)                  23,077      (129,862)       (34,053)       (54,773)        1,895
  Accumulated net realized gain
    (losses) on investments               (4,016,473)   (9,349,184)      (751,659)    (3,397,574)      234,505
  Net unrealized appreciation
    (depreciation) on investments         (3,091,577)     (146,819)     2,875,268     (5,152,458)      802,057
                                        ------------- ------------- -------------- -------------- -------------
       Total Net Assets                  $81,796,391   $66,817,386    $46,448,042    $17,239,688   $28,814,769
                                        ============= ============= ============== ============== =============

Net Asset Value per Share
   Class I
   Net Assets                            $76,996,189   $62,729,341    $44,374,616    $16,309,947   $26,809,379
   Shares of beneficial interest
    outstanding                            4,725,281     4,235,503      3,994,911      2,008,211     2,566,924
                                        ------------- ------------- -------------- -------------- -------------
   Net asset value and offering price
    per Share                                 $16.29        $14.81         $11.11          $8.12        $10.44
                                        ============= ============= ============== ============== =============

Net Asset Value per Share
   Class B
   Net Assets                               $966,102      $791,840       $454,958       $186,647      $369,320
   Shares of beneficial interest
    outstanding                               60,788        55,191         42,353         23,604        35,381
                                        ------------- ------------- -------------- -------------- -------------
   Net asset value and offering price
    per Share                                 $15.90        $14.35         $10.74          $7.91        $10.44
                                        ============= ============= ============== ============== =============

Net Asset Value per Share
   Class C
   Net Assets                             $3,834,100    $3,296,205     $1,618,468       $743,094    $1,636,070
   Shares of beneficial interest
    outstanding                              241,133       229,272       $150,242         94,051       156,555
                                        ------------- ------------- -------------- -------------- -------------
   Net asset value and offering price
    per Share                                 $15.90        $14.38         $10.77          $7.90        $10.45
                                        ============= ============= ============== ============== =============


                                        ------------  --------------
                                                           U.S.
                                                        Government
                                          Municipal        Money
                                            Bond          Market
                                          Portfolio      Portfolio
                                        ------------  --------------
Assets
    Investments, (including repurchase
    agreements of $0, $0, $929,000,
    $0, $0 $0, $0 respectively; note 1f),
    at value (cost - $84,915,849;
    $65,976,119;$44,615,270;
    $22,699.816; $27,539,970;
    $6,723,770; and $33,206,021,
    respectively; note 1a)               $6,903,115     $33,206,021
  Cash                                            -           1,386
  Interest and dividends receivable          94,838          53,681
  Receivable for capital shares issued            -         234,762
  Prepaid expenses and other assets          34,356          71,880
                                        ------------  --------------
       Total Assets                       7,032,309      33,567,730
                                        ------------  --------------

Liabilities
  Payable to manager                          7,616          11,623
  Payable for investments purchased               -               -
  Payable for shares of beneficial
    interest redeemed                        14,768         407,369
  Administration fee payable                  4,565           7,626
  Other payables and accrued expenses       124,083           4,145
                                        ------------  --------------
       Total Liabilities                    151,032         430,763
                                        ------------  --------------

Net Assets
  Shares of beneficial interest at            6,543         112,612
    par value
  Paid-in-surplus                         6,689,327      33,019,617
  Accumulated undistributed net
    investment income (loss)                  1,897           1,318
  Accumulated net realized gain
    (losses) on investments                   4,165           3,420
  Net unrealized appreciation
    (depreciation) on investments           179,345               -
                                        ------------  --------------
       Total Net Assets                  $6,881,277     $33,136,967
                                        ============  ==============

Net Asset Value per Share
   Class I
   Net Assets                            $6,639,508     $31,912,165
   Shares of beneficial interest
    outstanding                             631,356      31,908,181
                                        ------------  --------------
   Net asset value and offering price
    per Share                                $10.52           $1.00
                                        ============  ==============

Net Asset Value per Share
   Class B
   Net Assets                               $23,453        $154,965
   Shares of beneficial interest
    outstanding                               2,228         155,007
                                        ------------  --------------
   Net asset value and offering price
    per Share                                $10.52           $1.00
                                        ============  ==============

Net Asset Value per Share
   Class C
   Net Assets                              $218,316      $1,069,837
   Shares of beneficial interest
    outstanding                              20,721       1,069,374
                                        ------------  --------------
   Net asset value and offering price
    per Share                                $10.54           $1.00
                                        ============  ==============


See accompanying notes to financial statements.

Six Months Ended February 28, 2002 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
----------------------------------------------------------------------------------------------------------------------------


                                             LARGE             LARGE                                            INVESTMENT
                                         CAPITALIZATION    CAPITALIZATION         SMALL      INTERNATIONAL       QUALITY
                                             VALUE             GROWTH        CAPITALIZATION      EQUITY            BOND
                                           PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO
                                          -----------       -----------       -----------    -----------       -----------
INVESTMENT INCOME
  Interest income                         $    25,529       $     3,089       $     7,399    $      --         $ 1,042,123
  Dividend income                             701,379(a)        313,572(a)        263,003         77,659(a)           --
                                          -----------       -----------       -----------    -----------       -----------
    Total investment income                   726,908           316,661           270,402         77,659         1,042,123
                                          -----------       -----------       -----------    -----------       -----------

OPERATING EXPENSES
 Management fees (notes 2a, 2e)               273,343           228,587           149,979         73,586            92,435
 Administration fees (note 2c)                 49,588            45,585            28,195         14,503            25,705
 Distribution & service fees (note 2d)
    Class B                                     5,722             4,773             2,195          1,163             1,776
    Class C                                    18,712            16,782             7,027          3,931             8,517
 Custodian fees (note 2a)                      33,295            32,759            57,283         25,259            30,400
 Professional Fees                             34,770            32,835            18,583          9,733            15,514
 Trustee's fees                                10,845             8,696             4,844          4,459             4,458
 Transfer agent fees                          142,281           123,392            48,024         47,588            68,156
 Registration and filing fees                  30,603            29,539            17,782         16,073            15,859
 Printing costs                                 6,682            11,840             7,616          2,021             5,756
 Other                                          1,948             1,156                29            637               501
                                          -----------       -----------       -----------    -----------       -----------
   Total operating expenses                   607,789           535,944           341,557        198,953           269,077
     Less: Management fees waived
        and/or expenses assumed
        (note 2a)                             (70,284)          (67,230)          (34,396)       (39,424)          (34,778)
          Expense offset
          arrangement (note 2a)                (1,374)          (20,295)             (809)       (25,201)          (30,314)
                                          -----------       -----------       -----------    -----------       -----------
     Net operating expenses                   536,131           448,419           306,352        134,328           203,985
                                          -----------       -----------       -----------    -----------       -----------

     Net investment income (loss)             190,777          (131,758)          (35,950)       (56,669)          838,138
                                          -----------       -----------       -----------    -----------       -----------

REALIZED/UNREALIZED GAINS (LOSSES)
    FROM INVESTMENTS AND FUTURES:
 Net realized gains (losses) on
  securities                               (1,623,146)       (6,143,920)         (751,701)    (2,026,916)          625,967

 Net change in unrealized appreci-
  ation (depreciation) on investments      (4,874,047)        5,028,064         2,132,702        (13,061)         (348,540)
                                          -----------       -----------       -----------    -----------       -----------

 Net realized/unrealized gains (losses)
  from investments and futures             (6,497,193)       (1,115,856)        1,381,001     (2,039,977)         (277,427)

  Net increase (decrease) in
   assets resulting from operations       ($6,306,416)      ($1,247,614)      $ 1,345,051    ($2,096,646)      $ 1,115,565
                                          ===========       ===========       ===========    ===========       ===========




                                                              U.S.
                                                           GOVERNMENT
                                              MUNICIPAL      MONEY
                                                BOND         MARKET
                                             PORTFOLIO      PORTFOLIO
                                            -----------    -----------
INVESTMENT INCOME
  Interest income                           $   241,571    $   558,842
  Dividend income                                  --             --

    Total investment income                     241,571        558,842
                                            -----------    -----------

OPERATING EXPENSES
 Management fees (notes 2a, 2e)                  24,536         85,067
 Administration fees (note 2c)                    8,870         22,017
 Distribution & service fees (note 2d)
    Class B                                         147            627
    Class C                                       1,579          8,732
 Custodian fees (note 2a)                        36,461         31,450
 Professional Fees                                5,109         15,375
 Trustee's fees                                     327          2,905
 Transfer agent fees                             10,607         76,372
 Registration and filing fees                    17,275         17,897
 Printing costs                                   1,488          6,056
 Other                                               45            693
                                            -----------    -----------
   Total operating expenses                     106,444        267,191
     Less: Management fees waived
        and/or expenses assumed
        (note 2a)                               (50,833)       (60,880)
          Expense offset
          arrangement (note 2a)                    (225)          (378)
                                            -----------    -----------
     Net operating expenses                      55,386        205,933
                                            -----------    -----------

     Net investment income (loss)               186,185        352,909
                                            -----------    -----------

REALIZED/UNREALIZED GAINS (LOSSES)
    FROM INVESTMENTS AND FUTURES:
 Net realized gains (losses) on
  securities                                     85,513         15,393

 Net change in unrealized appreci-
  ation (depreciation) on investments          (225,562)          --
                                            -----------    -----------

 Net realized/unrealized gains (losses)
  from investments and futures                 (140,049)        15,393

  Net increase (decrease) in
   assets resulting from operations         $    46,136    $   368,302
                                            ===========    ===========


(a) Net of foreign withholding taxes of $3,074, $1,482 and $11,669 for Large Capitalization Value, Large Capitalization Growth, and International Equity, respectively.

See accompanying notes to financial statements.

Six Months Ended February 28, 2002 (Unaudited)
------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
                                                      ------------------------------    ------------------------------
                                                             LARGE CAPITALIZATION             LARGE CAPITALIZATION
                                                                VALUE PORTFOLIO                 GROWTH PORTFOLIO
                                                      ------------------------------    ------------------------------
                                                       SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                           ENDED           ENDED            ENDED            ENDED
                                                        FEBRUARY 28,     AUGUST 31,      FEBRUARY 28,      AUGUST 31,
                                                           2002             2001             2002             2001
                                                      -------------    -------------    -------------    -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS
  Net investment income (loss)                        $     190,777    $     244,455        ($131,758)       ($618,441)
  Net realized gains (losses) on investments             (1,623,146)       6,682,983       (6,143,920)      (1,949,604)
  Net change in unrealized appreciation
      (depreciation) from investments                    (4,874,047)        (967,184)       5,028,064      (69,705,197)
                                                      -------------    -------------    -------------    -------------
  Change in net assets resulting
      from operations                                    (6,306,416)       5,960,254       (1,247,614)     (72,273,242)
                                                      -------------    -------------    -------------    -------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS
  From net investment income                               (199,964)        (464,549)            --               --
  In excess of net investment income                           --               --               --               --
  From net realized gains from
      investment transactions                            (7,184,593)      (1,882,532)        (182,135)     (13,255,670)
  In excess of net realized gains from
      investment transactions                                  --               --               --               --

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
  From net investment income                                   --             (8,907)            --               --
  In excess of net investment income                           --               --               --               --
  From net realized gains from
      investment transactions                              (106,304)         (36,095)          (2,793)        (290,194)
  In excess of net realized gains from
      investment transactions                                  --               --               --               --

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  From net investment income                                   --            (23,070)            --               --
  In excess of net investment income                           --               --               --               --
  From net realized gains from
      investment transactions                              (343,323)         (93,487)          (9,462)        (704,533)
  In excess of net realized gains from
      investment transactions                                  --               --               --               --
                                                      -------------    -------------    -------------    -------------
Change in net assets from shareholder
  distributions                                          (7,834,184)      (2,508,640)        (194,390)     (14,250,397)

CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued                            24,274,145       24,645,554        7,946,632       37,092,937
  Dividends reinvested                                    7,324,974        2,322,720          180,387       13,092,068
  Cost of shares redeemed                               (17,854,408)     (29,197,422)     (14,203,494)     (41,956,878)
                                                      -------------    -------------    -------------    -------------
  Change in net assets from Class I capital
      transaction                                        13,744,711       (2,229,148)      (6,076,475)       8,228,127
                                                      -------------    -------------    -------------    -------------

CLASS B SHARES:
  Proceeds from shares issued                               249,108          254,647           83,874          326,448
  Dividends reinvested                                      103,460           44,115            2,692          283,386
  Cost of shares redeemed                                  (373,995)        (448,506)        (405,324)        (581,590)
                                                      -------------    -------------    -------------    -------------
  Change in net assets from Class B capital
      transaction                                           (21,427)        (149,744)        (318,758)          28,244
                                                      -------------    -------------    -------------    -------------

CLASS C SHARES:
  Proceeds from shares issued                               912,379          863,882          451,287        1,434,327
  Dividends reinvested                                      339,025          114,364            9,102          675,278
  Cost of shares redeemed                                  (298,743)      (1,095,176)        (580,825)      (1,485,063)
                                                      -------------    -------------    -------------    -------------
  Change in net assets from Class C capital
      transaction                                           952,661         (116,930)        (120,436)         624,542
                                                      -------------    -------------    -------------    -------------
Change in net assets from capital
      transactions                                       14,675,945       (2,495,822)      (6,515,669)       8,880,913

NET ASSETS:
  Beginning of period                                 $  81,261,046    $  80,305,254    $  74,775,059    $ 152,417,785
                                                      -------------    -------------    -------------    -------------
  End of period                                       $  81,796,391    $  81,261,046    $  66,817,386    $  74,775,059
                                                      =============    =============    =============    =============



                                                        ------------------------------
                                                              SMALL CAPITALIZATION
                                                                   PORTFOLIO
                                                        ------------------------------
                                                         SIX MONTHS           YEAR
                                                             ENDED            ENDED
                                                         FEBRUARY 28,       AUGUST 31,
                                                             2002             2001
                                                        -------------    -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS
  Net investment income (loss)                               ($35,950)        ($85,553)
  Net realized gains (losses) on investments                 (751,701)       7,056,737
  Net change in unrealized appreciation
      (depreciation) from investments                       2,132,702       (5,487,398)
                                                        -------------    -------------
  Change in net assets resulting
      from operations                                       1,345,051        1,483,786
                                                        -------------    -------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS
  From net investment income                                     --               --
  In excess of net investment income                             --               --
  From net realized gains from
      investment transactions                              (4,567,437)      (4,261,420)
  In excess of net realized gains from
      investment transactions                                    --               --

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
  From net investment income                                     --               --
  In excess of net investment income                             --               --
  From net realized gains from
      investment transactions                                 (50,192)         (40,638)
  In excess of net realized gains from
      investment transactions                                    --               --

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  From net investment income                                     --               --
  In excess of net investment income                             --               --
  From net realized gains from
      investment transactions                                (153,004)        (150,891)
  In excess of net realized gains from
      investment transactions                                    --               --
                                                        -------------    -------------
Change in net assets from shareholder
  distributions                                            (4,770,633)      (4,452,949)

CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued                              28,263,037        9,226,950
  Dividends reinvested                                      4,537,663        4,227,358
  Cost of shares redeemed                                 (31,392,670)     (12,686,793)
                                                        -------------    -------------
  Change in net assets from Class I capital
      transaction                                           1,408,030          767,515
                                                        -------------    -------------

CLASS B SHARES:
  Proceeds from shares issued                                  89,033           57,104
  Dividends reinvested                                         49,442           40,060
  Cost of shares redeemed                                     (69,177)         (79,925)
                                                        -------------    -------------
  Change in net assets from Class B capital
      transaction                                              69,298           17,239

CLASS C SHARES:
  Proceeds from shares issued                                 366,221          245,981
  Dividends reinvested                                        152,563          150,741
  Cost of shares redeemed                                    (105,511)        (633,157)
                                                        -------------    -------------
  Change in net assets from Class C capital
      transaction                                             413,273         (236,435)
                                                        -------------    -------------
Change in net assets from capital
      transactions                                          1,890,601          548,319

NET ASSETS:
  Beginning of period                                   $  47,983,023    $  50,403,867
                                                        -------------    -------------
  End of period                                         $  46,448,042    $  47,983,023
                                                        =============    =============

   See accompanying notes to financial statements.


Six Months Ended February 28, 2002 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------

                                                       ------------------------------    ------------------------------
                                                                INTERNATIONAL                   INVESTMENT QUALITY
                                                               EQUITY PORTFOLIO                   BOND PORTFOLIO
                                                       ------------------------------    ------------------------------
                                                       SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                           ENDED           ENDED            ENDED            ENDED
                                                        FEBRUARY 28,     AUGUST 31,      FEBRUARY 28,      AUGUST 31,
                                                           2002             2001             2002             2001
                                                      -------------    -------------    -------------    -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS
  Net investment income (loss)                             ($56,669)       ($114,613)   $     838,138    $   1,926,060
  Net realized gains (losses) on investments             (2,026,916)      (1,370,659)         625,967          357,026
  Net change in unrealized appreciation
      (depreciation) from investments                       (13,061)     (12,523,385)        (348,540)       1,618,275
                                                      -------------    -------------    -------------    -------------
  Change in net assets resulting
      from operations                                    (2,096,646)     (14,008,657)       1,115,565        3,901,361
                                                      -------------    -------------    -------------    -------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS
  From net investment income                                   --               --           (795,905)      (1,846,296)
  In excess of net investment income                           --               --               --               --
  From net realized gains from
      investment transactions                                  --         (2,840,645)         (67,622)            --
  In excess of net realized gains from
      investment transactions                                  --               --              --                --

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
  From net investment income                                   --               --             (7,373)          (6,959)
  In excess of net investment income                           --               --              --                --
  From net realized gains from
      investment transactions                                  --            (38,164)            (861)            --
  In excess of net realized gains from
      investment transactions                                  --               --              --                --

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  From net investment income                                   --               --            (34,860)         (72,805)
  In excess of net investment income                           --               --              --                --
  From net realized gains from
      investment transactions                                  --           (127,101)          (3,680)            --
  In excess of net realized gains from
      investment transactions                                  --               --               --               --
                                                      -------------    -------------    -------------    -------------
Change in net assets from shareholder
  distributions                                                  0       (3,005,910)        (910,301)      (1,926,060)
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued                           34,640,935      232,445,429        6,255,869      159,213,632
  Dividends reinvested                                        --          2,807,083          817,549        1,716,609
  Cost of shares redeemed                              (38,377,738)    (232,979,473)     (20,923,279)    (155,537,930)
                                                     -------------    -------------    -------------    -------------
  Change in net assets from Class I capital
      transaction                                       (3,736,803)       2,273,039      (13,849,861)       5,392,311
                                                      -------------    -------------    -------------    -------------

CLASS B SHARES:
  Proceeds from shares issued                                6,530           83,033           90,743          225,476
  Dividends reinvested                                        --             38,026            7,853            6,699
  Cost of shares redeemed                                  (75,232)         (52,470)         (69,278)         (27,671)
                                                     -------------    -------------    -------------    -------------
  Change in net assets from Class B capital
      transaction                                          (68,702)          68,589           29,318          204,504
                                                     -------------    -------------    -------------    -------------
CLASS C SHARES:
  Proceeds from shares issued                              117,603        1,391,258          164,693          794,018
  Dividends reinvested                                        --            126,884           38,217           70,867
  Cost of shares redeemed                                 (185,325)      (1,476,934)        (582,599)        (311,859)
                                                     -------------    -------------    -------------    -------------
  Change in net assets from Class C capital
      transaction                                          (67,722)          41,208         (379,689)         553,026
                                                     -------------    -------------    -------------    -------------

Change in net assets from capital
      transactions                                      (3,873,227)       2,382,836      (14,200,232)       6,149,841



NET ASSETS:
  Beginning of period                                $  23,209,561    $  37,841,292    $  42,809,737    $  34,684,595
                                                     -------------    -------------    -------------    -------------
  End of period                                      $  17,239,688    $  23,209,561    $  28,814,769    $  42,809,737
                                                     =============    =============    =============    =============



                                                        ------------------------------    ------------------------------
                                                                  MUNICIPAL                       U.S. GOVERNMENT
                                                                 BOND PORTFOLIO                 MONEY MARKET PORTFOLIO
                                                        ------------------------------    ------------------------------
                                                        SIX MONTHS           YEAR         SIX MONTHS          YEAR
                                                            ENDED            ENDED           ENDED            ENDED
                                                        FEBRUARY 28,       AUGUST 31,      FEBRUARY 28,      AUGUST 31,
                                                            2002             2001            2002             2001
                                                       -------------    -------------    -------------    -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS
  Net investment income (loss)                         $     186,185    $     431,203    $     352,909    $   1,835,971
  Net realized gains (losses) on investments                  85,513           36,720           15,393           31,680
  Net change in unrealized appreciation
      (depreciation) from investments                       (225,562)         549,005             --               --
                                                       -------------    -------------    -------------    -------------
  Change in net assets resulting
      from operations                                         46,136        1,016,928          368,302        1,867,651
                                                       -------------    -------------    -------------    -------------

DISTRIBUTIONS TO CLASS I SHAREHOLDERS
  From net investment income                                (180,756)        (423,954)        (340,224)      (1,784,987)
  In excess of net investment income                            --               --               --               --
  From net realized gains from
      investment transactions                                (12,785)            --            (35,372)            --
  In excess of net realized gains from
      investment transactions                                   --               --               --               --

DISTRIBUTIONS TO CLASS B SHAREHOLDERS
  From net investment income                                    (480)            (585)            (580)          (4,221)
  In excess of net investment income                            --               --               --               --
  From net realized gains from
      investment transactions                                    (38)            --               (163)            --
  In excess of net realized gains from
      investment transactions                                   --               --               --               --

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  From net investment income                                  (4,948)         (7,165)          (12,105)        (47,340)
  In excess of net investment income                            --               --               --               --
  From net realized gains from
      investment transactions                                   (383)            --             (1,164)            --
  In excess of net realized gains from
      investment transactions                                   --               --               --               --
                                                       -------------    -------------    -------------    -------------
Change in net assets from shareholder
  distributions                                            (199,390)        (431,704)        (389,608)      (1,836,548)


CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued                               847,112        7,848,104       74,255,845      164,862,688
  Dividends reinvested                                      184,057          416,967          341,201        1,717,038
  Cost of shares redeemed                                (6,118,122)      (6,980,004)     (83,745,011)    (161,134,492)
                                                      -------------    -------------    -------------    -------------
  Change in net assets from Class I capital
      transaction                                        (5,086,953)       1,285,067       (9,147,965)       5,445,234
                                                       -------------    -------------    -------------    -------------

CLASS B SHARES:
  Proceeds from shares issued                                  --             23,585           95,169           96,537
  Dividends reinvested                                          500              586              713            3,950
  Cost of shares redeemed                                   (15,813)          (2,682)         (49,894)        (106,281)
                                                      -------------    -------------    -------------    -------------
  Change in net assets from Class B capital
      transaction                                           (15,313)          21,489           45,988           (5,794)
                                                      -------------    -------------    -------------    -------------
CLASS C SHARES:
  Proceeds from shares issued                                27,010        1,567,322          408,267        4,972,997
  Dividends reinvested                                        4,012            5,792           11,503           46,213
  Cost of shares redeemed                                  (412,611)      (1,097,325)      (3,514,173)      (1,660,611)
                                                      -------------    -------------    -------------    -------------
  Change in net assets from Class C capital
      transaction                                          (381,589)         475,789       (3,094,403)       3,358,599
                                                      -------------    -------------    -------------    -------------
Change in net assets from capital
      transactions                                       (5,483,855)       1,782,345      (12,196,380)       8,798,039

NET ASSETS:
  Beginning of period                                 $  12,518,386    $  10,150,817    $  45,354,653    $  36,525,511
                                                      -------------    -------------    -------------    -------------
  End of period                                       $   6,881,277    $  12,518,386    $  33,136,967    $  45,354,653
                                                      =============    =============    =============    =============



See accompanying notes to financial statements

Six Months Ended February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

         The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of seven portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; and the U.S. Government Money Market Portfolio (collectively, the "Portfolios"). Saratoga Capital Management (the "Manager") serves as the Trusts' manager. Each of the Portfolios are provided with discretionary advisory services of an Adviser identified, retained, supervised and compensated by the Manager. The following serve as Advisers (the "Advisers") to their respective portfolio(s): OpCap Advisors : Municipal Bond and Large Capitalization Value; Harris Bretall Sullivan and Smith, L.L.C.: Large Capitalization Growth; Fox Asset Management, L.L.C.: Small Capitalization and Investment Quality Bond; Sterling Capital Management Co.: U.S. Government Money Market and Friends Ivory & Sime plc: International Equity. BISYS Fund Services Ohio, Inc. (the "Administrator"), who serves the Trust as administrator, is a wholly-owned subsidiary of The BISYS Group, Inc. Funds Distributor, Inc. (the "Distributor") serves as the Trust's distributor, and is a wholly owned subsidiary of The BISYS Group, Inc. On August 19, 1994, the U.S. Government Money Market Portfolio issued 100,000 shares to the Manager for $100,000 to provide initial capital for the Trust.

         Currently, each portfolio offers Class I, Class B, and Class C shares. Each class represents interest in the same assets of the applicable portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan.

         The following is a summary of significant accounting policies consistently followed by each Portfolio:

         (a) VALUATION OF INVESTMENTS

         Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Investment debt securities (other than short - term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. U.S. Government Money Market values all of its securities on the basis of amortized cost which approximates market value. Investments in countries in which International Equity may invest may involve certain considerations and risks not typically associated with domestic Investments, as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

         (b) FEDERAL INCOME TAX

         It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to shareholders. Therefore, no federal income tax provision is required.

         (c) SECURITY TRANSACTIONS AND OTHER INCOME

         Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

         (d) DIVIDENDS AND DISTRIBUTIONS

         The following table summarizes each Portfolio's dividend and capital gain declaration policy:

                                                     INCOME
                                                   DIVIDENDS   CAPITAL GAINS
                                                  ----------------------------
                    Large Capitalization Value      annually      annually
                    Large Capitalization Growth     annually      annually
                    Small Capitalization            annually      annually
                    International Equity            annually      annually
                    Investment Quality Bond         daily *       annually
                    Municipal Bond                  daily *       annually
                    U.S. Government Money Market    daily *       annually

                           * paid monthly

         Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

Six Months Ended February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


      (e) ALLOCATION OF EXPENSES

      Expenses specifically identifiable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios or another reasonable basis.

      (f) REPURCHASE AGREEMENTS

      The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

      (g) OTHER

      The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.    MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      (a) The management fees are payable monthly by the Portfolios to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: .65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .75% for International Equity; ..55% for Investment Quality Bond and Municipal Bond and .475% for U.S. Government Money Market.

      For the six months ended February 28, 2002, the Manager voluntarily waived $70,284 for Large Capitalization Value, $67,230 for Large Capitalization Growth, $34,396 for Small Capitalization, $39,424 for International Equity, $34,778 for Investment Quality Bond, $50,833 for Municipal Bond Portfolio and $60,880 for U.S. Government Money Market Portfolio.

      The Portfolios also benefit from an expense offset arrangement with their custodian bank where uninvested cash balances earn credits that reduce monthly fees.

      (b) The Manager, not the Portfolios, pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .30% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; .40% for International Equity; .20% for Investment Quality Bond and Municipal Bond and .125% for U.S. Government Money Market.

      (c) The administration fee is accrued daily and payable monthly to the Administrator. The administration fee for the six months ended February 28, 2002 was $194,463 (exclusive of out of pocket administration fees) for the Trust.

      (d) The Portfolios have adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class B and Class C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

      (e) The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement the Manager is currently waiving its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to five years from the date the fee or expense was incurred, but no reimbursement will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days prior notice. For the six months ended February 28, 2002, no reimbursement payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.

3.    PURCHASES AND SALES OF SECURITIES

      For the six months ended February 28, 2002 purchases and sales of investment securities, other than short-term securities were as follows:

                                                   PURCHASES       SALES
                                                  ----------------------------
                    Large Capitalization Value     $40,132,675    $32,244,700
                    Large Capitalization Growth     11,190,854     16,507,308
                    Small Capitalization             2,719,322      3,623,692
                    International Equity             1,876,779      5,839,743
                    Investment Quality Bond          4,615,019     15,986,973
                    Municipal Bond                     256,800      5,117,237

Six Months Ended February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


4.    UNREALIZED APPRECIATION (DEPRECIATION) FOR FEDERAL INCOME TAX PURPOSES

      At February 28, 2002, the composition of unrealized appreciation (depreciation) of investment securities were as follows:

                                                   APPRECIATION  (DEPRECIATION)     NET
                                                  -----------------------------------------
                    Large Capitalization Value      $5,412,284     $8,503,861  ($3,091,577)
                    Large Capitalization Growth     12,923,285     13,070,104     (146,819)
                    Small Capitalization             7,586,489      4,711,221    2,875,268
                    International Equity               984,045      6,136,503   (5,152,458)
                    Investment Quality Bond            842,366         40,309      802,057
                    Municipal Bond                     186,009          6,664      179,345

For U.S. federal income tax purposes, the cost of securities owned at February 28, 2002 was substantially the same as the cost of securities for financial statement purposes.

5.    AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

      Each Portfolio has unlimited Class I shares of beneficial interest authorized with $.001 par value per share. Transactions in capital stock for the I Class were as follows for the periods indicated:


                                                                                  (unaudited)
                                                                                  SIX MONTHS
                                                                                    ENDED                YEAR ENDED
                                                                                  FEBRUARY 28,            AUGUST 31,
                                                                                      2002                  2001
                                                                                  ------------          ------------
               Large Capitalization Value
                       Issued                                                        1,337,437             1,263,017
                       Redeemed                                                     (1,012,373)           (1,492,689)
                       Reinvested from Dividends                                       428,611               121,163
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                               753,675              (108,509)
                                                                                  ------------          ------------

               Large Capitalization Growth
                       Issued                                                          532,048             1,747,007
                       Redeemed                                                       (947,891)           (1,947,095)
                       Reinvested from  Dividends                                       11,759               596,447
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                              (404,084)              396,359
                                                                                  ------------          ------------

               Small Capitalization
                       Issued                                                        2,564,112               778,010
                       Redeemed                                                     (2,836,902)           (1,073,977)
                       Reinvested from Dividends                                       426,472               396,246
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                               153,682               100,279
                                                                                  ------------          ------------

               International Equity
                       Issued                                                        4,163,993            22,338,847
                       Redeemed                                                     (4,583,825)          (22,434,886)
                       Reinvested from Dividends                                          --                 231,597
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                              (419,832)              135,558
                                                                                  ------------          ------------

               Investment Quality Bond
                       Issued                                                          595,864            15,495,063
                       Redeemed                                                     (1,986,398)          (15,138,851)
                       Reinvested from Dividends                                        77,928               168,186
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                            (1,312,606)              524,398
                                                                                  ------------          ------------

               Municipal Bond
                       Issued                                                           81,089               750,741
                       Redeemed                                                       (582,696)             (668,975)
                       Reinvested from Dividends                                        17,605                40,362
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                              (484,002)              122,128
                                                                                  ------------          ------------

               U.S. Government Money Market
                       Issued                                                       74,254,283           164,862,687
                       Redeemed                                                    (83,745,011)         (161,134,490)
                       Reinvested from Dividends                                       341,201             1,717,038
                                                                                  ------------          ------------
                       Net Increase (Decrease) in Shares                            (9,149,527)            5,445,235
                                                                                  ------------          ------------


Six Months Ended February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Each Portfolio has unlimited Class B and Class C shares of beneficial interest authorized with $.001 par value per share. Transactions in capital stock for the Class B and Class C shares were as follows for the period indicated:

                                                                      Class B                                  Class C
                                                       (unaudited)                               (unaudited)
                                                     SIX MONTHS ENDED       YEAR ENDED        SIX MONTHS ENDED      YEAR ENDED
                                                     FEBRUARY 28, 2002    AUGUST 31, 2001     FEBRUARY 28, 2002   AUGUST 31, 2001
                                                    -------------------------------------     ------------------------------------


             Large Capitalization Value
                 Issued                                       13,933            13,310                  51,010        44,868
                 Redeemed                                    (22,153)          (22,973)                (17,059)      (56,116)
                 Reinvested from Dividends                     6,195             2,340                  20,288         6,060
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares            (2,025)           (7,323)                 54,239        (5,188)
                                                      ---------------------------------        -----------------------------

             Large Capitalization Growth
                 Issued                                        5,728            14,143                  30,778        65,700
                 Redeemed                                    (28,178)          (34,815)                (40,008)      (71,589)
                 Reinvested from Dividends                       181            13,244                     610        31,452
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares           (22,269)           (7,448)                 (8,620)       25,563
                                                      ---------------------------------        -----------------------------

             Small Capitalization
                 Issued                                        8,101             4,832                  33,757        19,387
                 Redeemed                                     (6,520)           (7,039)                 (9,749)      (55,302)
                 Reinvested from Dividends                     4,796             3,833                  14,755        14,384
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares             6,377             1,626                  38,763       (21,531)
                                                      ---------------------------------        -----------------------------

             International Equity
                 Issued                                          799             6,880                  14,346       146,674
                 Redeemed                                     (9,279)           (5,262)                (22,419)     (154,871)
                 Reinvested from Dividends                      --               3,198                    --          10,680
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares            (8,480)            4,816                  (8,073)        2,483
                                                      ---------------------------------        -----------------------------

             Investment Quality Bond
                 Issued                                        8,689            21,948                  15,653        78,412
                 Redeemed                                     (6,572)           (2,706)                (55,004)      (30,496)
                 Reinvested from Dividends                       750               655                   3,642         6,931
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares             2,867            19,897                 (35,709)       54,847
                                                      ---------------------------------        -----------------------------

             Municipal Bond
                 Issued                                         --               2,272                   2,535       149,489
                 Redeemed                                     (1,502)             (256)                (38,956)     (104,553)
                 Reinvested from Dividends                        48                57                     384           558
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares            (1,454)            2,073                 (36,037)       45,494
                                                      ---------------------------------        -----------------------------

             U.S. Government Money Market
                 Issued                                       95,169            96,537                 408,267     4,972,997
                 Redeemed                                    (49,894)         (106,281)             (3,514,173)   (1,660,611)
                 Reinvested from Dividends                       713             3,950                  11,503        46,213
                                                      ---------------------------------        -----------------------------
                 Net Increase (Decrease) in Shares            45,988            (5,794)             (3,094,403)    3,358,599
                                                      ---------------------------------        -----------------------------


6.    CAPITAL LOSS CARRYFORWARDS

       At August 31, 2001, the following portfolios had, for Federal income tax purposes, unused capital loss carryforwards available to offset future capital gains through the following fiscal years ended August 31:

                Name of Portfolio                         Total                   2008                 2009
                -----------------                         -----                   ----                 ----
   International Equity Portfolio                      $420,331                  $   -             $420,331
   Investment Quality Bond Portfolio                    265,362                 57,972              207,390
   Municipal Bond Portfolio                              68,142                 61,929                6,213

Six Months Ended February 28, 2002 (Unaudited)
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

In accordance with U.S. Treasury regulations, the following Portfolios have incurred and will elect to defer realized capital losses arising after October 31, 2000 ("Post-October losses"). Such losses are treated for tax purposes as arising on the first business day of the Portfolio's next taxable year (September 1, 2001).

                                                           Capital
                                                            Losses
                                                 ------------------------------

   Large Capitalization Growth Portfolio                     $3,205,303
   International Equity Portfolio                               917,104

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                           INCOME FROM                   DIVIDENDS AND
                                                      INVESTMENT OPERATIONS              DISTRIBUTIONS
                                                      ---------------------              -------------


                                                                      Net                            Distributions
                                                                    Realized             Dividends        to
                                                                      And                    to       Shareholders    Net
                                          Net Asset                Unrealized    Total  Shareholders    from Net     Asset
                                            Value,       Net       Gain(Loss)    from     from Net      Realized     Value,
                                          Beginning   Investment      on      Investment Investment     Gains on     End of
                                          of Period  Income(Loss) Investments Operations   Income      Investments   Period
LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS C)
SIX MONTHS ENDED FEBRUARY 28, 2002         $18.90        $0.03     ($1.42)     ($1.39)        --        ($1.61)     $15.90
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                  18.27        (0.08)      1.28        1.20      (0.11)        (0.46)      18.90
YEAR ENDED AUGUST 31, 2000                  20.52         0.05      (0.33)      (0.28)     (0.17)        (1.80)      18.27
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)      20.21         0.04       0.27        0.31         --            --       20.52


                                                                             RATIOS
                                                                             ------

                                                                      Ratio of      Ratio of Net
                                                           Net           Net         Investment
                                                         Assets       Operating       Income
                                                         End of       Expenses        (Loss)       Portfolio
                                               Total     Period       To Average     to Average    Turnover
                                              Return*    (000's)      Net Assets     Net Assets      Rate
LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS C)
SIX MONTHS ENDED FEBRUARY 28, 2002            (7.79%)    $3,834       2.30%   (1)  (0.57%)   (1)    40%
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                     6.62%      3,532       1.86%   (1)  (0.30%)   (1)    86%
YEAR ENDED AUGUST 31, 2000                    (1.39%)     3,509       1.85%   (1)  (0.13%)   (1)    90%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         1.53%      1,138       0.61% (1,3)   0.56%  (1,3)    67%


(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.36% and (0.63%) respectively, for the six months ended February 28, 2002, 1.86% and (0.30%) respectively, for the year ended August 31, 2001, 1.85% and (0.13%) respectively, for the year ended August 31, 2000, 1.41% and 1.36% respectively, for the year ended August 31, 1999.


LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS C)
SIX MONTHS ENDED FEBRUARY 28, 2002         $14.74      ($0.11)      ($0.21)     ($0.32)         --      ($0.04)      $14.38
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                  33.05       (0.21)      (14.92)     (15.13)         --       (3.18)       14.74
YEAR ENDED AUGUST 31, 2000                  26.78       (0.26)        8.19        7.93          --       (1.66)       33.05
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)      24.74       (0.10)        2.14        2.04          --          --        26.78


LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS C)
SIX MONTHS ENDED FEBRUARY 28, 2002           (2.17%)    $3,296       2.30%   (1)  (1.40%)     (1)   16%
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                  (48.78%)     3,506       1.85%   (1)  (1.17%)     (1)   36%
YEAR ENDED AUGUST 31, 2000                   30.30%      7,017       1.59%   (1)  (1.06%)     (1)   33%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)        8.25%      2,209       1.22% (1,3)  (0.82%)   (1,3)   39%



(1) During the fiscal year ended August 31, 2001 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2000, and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.42% and (1.45%) respectively, for the six months ended February 28, 2002, 1.90% and (1.17%) respectively, for the year ended August 31, 2001, 1.63% and (1.02%) respectively, for the year ended August 31, 2000, 1.34% and (0.94%) respectively, for the year ended August 31, 1999.

                                                           INCOME FROM                   DIVIDENDS AND
                                                      INVESTMENT OPERATIONS              DISTRIBUTIONS
                                                      ---------------------              -------------


                                                                      Net                            Distributions
                                                                    Realized             Dividends        to
                                                                      And                    to       Shareholders    Net
                                          Net Asset                Unrealized    Total  Shareholders    from Net     Asset
                                            Value,       Net       Gain(Loss)    from     from Net      Realized     Value,
                                          Beginning   Investment      on      Investment Investment     Gains on     End of
                                          of Period  Income(Loss) Investments Operations   Income      Investments   Period
SMALL CAPITALIZATION PORTFOLIO (CLASS C)
SIX MONTHS ENDED FEBRUARY 28, 2002          $11.77         --        $0.18        $0.18         --       ($1.18)     $10.77
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                   12.73      (0.13)        0.32         0.19         --        (1.15)      11.77
YEAR ENDED AUGUST 31, 2000                   10.06      (0.07)        2.86         2.79         --        (0.12)      12.73
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)        9.33      (0.02)        0.75         0.73         --           --       10.06




                                                                           RATIOS
                                                                           ------



                                                                    Ratio of      Ratio of Net
                                                         Net           Net         Investment
                                                       Assets       Operating       Income
                                                       End of       Expenses        (Loss)       Portfolio
                                             Total     Period       To Average     to Average    Turnover
                                            Return*    (000's)      Net Assets     Net Assets      Rate
SMALL CAPITALIZATION PORTFOLIO (CLASS C)
SIX MONTHS ENDED FEBRUARY 28, 2002            1.93%     $1,618       2.30%  (1)     (1.11%)  (1)     6%
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                    2.61%      1,312       2.08%  (1)     (0.96%)  (1)   116%
YEAR ENDED AUGUST 31, 2000                   28.22%      1,693       1.72%  (1)     (0.79%)  (1)    59%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)        7.82%        243       1.46% (1,3)    (1.09%)(1,3)    32%


(1) During the year ended August 31, 2001 Saratoga did not waive any of its management fees. During the fiscal year ended August 31, 2000, and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.42% and (1.22%) respectively, for the six months ended February 28, 2002, 2.09% and (0.96%) respectively, for the year ended August 31, 2001,1.74% and (0.76%) respectively, for the year ended August 31, 2000, 1.56% and (1.19%) respectively, for the year ended August 31, 1999.


INTERNATIONAL EQUITY PORTFOLIO (CLASS C)
SIX MONTHS ENDED FEBRUARY 28, 2002           $8.86        ($0.08)    ($0.88)      ($0.96)       --          --        $7.90
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                   15.40         (0.11)     (5.18)       (5.29)       --       (1.25)        8.86
YEAR ENDED AUGUST 31, 2000                   13.10            --       2.56         2.56     (0.08)      (0.18)       15.40
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)       12.29          0.02       0.79         0.81        --          --        13.10

INTERNATIONAL EQUITY PORTFOLIO (CLASS C)
SIX MONTHS ENDED FEBRUARY 28, 2002          (10.83%)     $743      2.40%   (1)     (1.62%)   (1)    10%
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                  (36.42%)      905      1.99%   (1)     (0.97%)   (1)    51%
YEAR ENDED AUGUST 31, 2000                   19.54%     1,534      1.82%   (1)     (0.45%)   (1)    45%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)        6.59%       380      1.15% (1,3)      0.20%  (1,3)    46%



(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.91% and (1.87) respectively, for the six months ended February 28, 2002, 2.18% and (0.97%) respectively, for the year ended August 31, 2001, 1.98% and (0.29%) respectively, for the year ended August 31, 2000,1.29% and 0.34% respectively, for the year ended August 31, 1999.

                                                           INCOME FROM                   DIVIDENDS AND
                                                      INVESTMENT OPERATIONS              DISTRIBUTIONS
                                                      ---------------------              -------------


                                                                      Net                            Distributions
                                                                    Realized             Dividends        to
                                                                      And                    to       Shareholders    Net
                                          Net Asset                Unrealized    Total  Shareholders    from Net     Asset
                                            Value,       Net       Gain(Loss)    from     from Net      Realized     Value,
                                          Beginning   Investment      on      Investment Investment     Gains on     End of
                                          of Period  Income(Loss) Investments Operations   Income      Investments   Period
INVESTMENT QUALITY BOND PORTFOLIO (CLASS C)
SIX MONTHS ENDED FEBRUARY 28, 2002          $10.44       $0.21        $0.03     $0.24      ($0.21)        ($0.02)     $10.45
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                    9.90        0.42         0.54      0.96       (0.42)            --       10.44
YEAR ENDED AUGUST 31, 2000                    9.89        0.46         0.01      0.47       (0.46)            --        9.90
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)       10.29        0.28        (0.40)    (0.12)      (0.28)            --        9.89



                                                                             RATIOS
                                                                             ------



                                                                      Ratio of      Ratio of Net
                                                           Net           Net         Investment
                                                         Assets       Operating       Income
                                                         End of       Expenses        (Loss)       Portfolio
                                               Total     Period       To Average     to Average    Turnover
                                              Return*    (000's)      Net Assets     Net Assets      Rate
INVESTMENT QUALITY BOND PORTFOLIO (CLASS C)
SIX MONTHS ENDED FEBRUARY 28, 2002             2.40%    $1,636        2.20%  (1)     3.99%    (1)    14%
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                     9.80%     2,006        1.90%  (1)     4.13%    (1)    63%
YEAR ENDED AUGUST 31, 2000                     4.88%     1,361        1.92%  (1)     4.69%    (1)    53%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)        (1.21%)      284        1.26% (1,3)    2.69%  (1,3)    62%


(1) During the fiscal year ended August 31, 2001 and August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.48% and 3.89% respectively for the six months ended February 28, 2002, 2.05% and 4.13% respectively, for the year ended August 31, 2001, 1.97% and 4.74% respectively, for the year ended August 31, 2000, 1.30% and 2.73% respectively, for the year ended August 31, 1999.


MUNICIPAL BOND PORTFOLIO (CLASS C)
SIX MONTHS ENDED FEBRUARY 28, 2002        $10.67       $0.17      ($0.11)     $0.06    ($0.17)        ($0.02)      $10.54     0.54%
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                 10.09        0.30        0.59       0.89     (0.31)            --        10.67     8.97%
YEAR ENDED AUGUST 31, 2000                 10.00        0.35        0.13       0.48     (0.33)         (0.06)       10.09     4.97%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)     10.66        0.25       (0.68)     (0.43)    (0.23)            --        10.00    (4.12%)


MUNICIPAL BOND PORTFOLIO (CLASS C)
SIX MONTHS ENDED FEBRUARY 28, 2002         $218       2.20% (1)       2.33% (1)        3%
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                  605       2.20% (1)       2.90% (1)       21%
YEAR ENDED AUGUST 31, 2000                  114       2.20% (1)       3.40% (1)       12%
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)       38       0.68% (1,3)     2.64% (1,3)     23%


(1) During the fiscal year ended August 31, 2001, August 31, 2000, and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.64% and 1.90% respectively, for the six months ended February 28, 2002, 2.52% and 2.90% respectively, for the year ended August 31, 2001, 2.84% and 2.76% respectively, for the year ended August 31, 2000, 1.82% and 3.78% respectively, for the year ended August 31, 1999.

                                                           INCOME FROM                   DIVIDENDS AND
                                                      INVESTMENT OPERATIONS              DISTRIBUTIONS
                                                      ---------------------              -------------


                                                                      Net                            Distributions
                                                                    Realized             Dividends        to
                                                                      And                    to       Shareholders    Net
                                          Net Asset                Unrealized    Total  Shareholders    from Net     Asset
                                            Value,       Net       Gain(Loss)    from     from Net      Realized     Value,
                                          Beginning   Investment      on      Investment Investment     Gains on     End of
                                          of Period  Income(Loss) Investments Operations   Income      Investments   Period
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS C)
SIX MONTHS ENDED FEBRUARY 28, 2002         $1.000      $0.010         --      $0.010    ($0.010)         --       $1.000
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                  1.000       0.040         --       0.040     (0.040)         --        1.000
YEAR ENDED AUGUST 31, 2000                  1.000       0.040         --       0.040     (0.040)         --        1.000
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)      1.000       0.022         --       0.022     (0.022)         --        1.000


                                                                            RATIOS
                                                                            ------



                                                                     Ratio of      Ratio of Net
                                                          Net           Net         Investment
                                                        Assets       Operating       Income
                                                        End of       Expenses        (Loss)       Portfolio
                                              Total     Period       To Average     to Average    Turnover
                                             Return*    (000's)      Net Assets     Net Assets      Rate
U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS C)
SIX MONTHS ENDED FEBRUARY 28, 2002           0.61%     $1,069      2.12%    (1)    1.24%   (1)    N/A
(UNAUDITED)
YEAR ENDED AUGUST 31, 2001                   3.68%      4,165      1.89%    (1)    3.42%   (1)    N/A
YEAR ENDED AUGUST 31, 2000                   4.10%        805      1.87%    (1)    4.11%   (1)    N/A
JANUARY 4, 1999 TO AUGUST 31, 1999 (2)       1.99%        295      1.22%  (1,3)    2.03% (1,3)    N/A


(1) During the fiscal year ended August 31, 2000 Saratoga did not waive any of its management fees. During the fiscal years ended August 31, 2001 and August 31, 1999, Saratoga Capital Management waived a portion of its management fees. Additionally, for the periods presented above, the Portfolio benefited from an expense offset arrangement with its custodian bank. If such waivers, assumptions and expense offsets had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.22% and 1.15% respectively, for the six months ended February 28, 2002, 1.90% and 3.42% respectively, for the year ended August 31, 2001, 1.87% and 4.11% respectively, for the year ended August 31, 2000, 1.26% and 2.07% respectively, for the year ended August 31, 1999.




-----------------------------------------------------------------------------

(2) Commencement of offering.
(3) Not Annualized


* Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year.

                                  THE SARATOGA
                                 ADVANTAGE TRUST




                  PRIVACY POLICY FOR THE SARATOGA ADVANTAGE TRUST

The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga's transfer agent, or printers and mailers that assist us in the distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.